Filed Pursuant to Rule 433
File No.: 333-130524-07


                       [BANC OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------
      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


RMBS New Issue Term Sheet

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
Offered Certificates: A-1A

$631,248,000 (approximate)

Asset Backed Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Saxon Mortgage Services, Inc.
Servicer

Wells Fargo Bank, N.A.
Master Servicer


October 31, 2007



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

              TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

[]     Summary of Certificates                                           p. 4

[]     Summary of Important Dates                                        p. 5

[]     Summary of Terms                                                  p. 7

[]     Credit Enhancement                                               p. 11

[]     Pass-Through Rates                                               p. 13

[]     Interest Rate Swap Agreement                                     p. 16

[]     Trigger Events                                                   p. 18

[]     Interest Distributions                                           p. 19

[]     Principal Distributions                                          p. 21

[]     Application of Monthly Excess Cashflow Amounts                   p. 24

[]     Swap Payment Distribution                                        p. 26



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                             SUMMARY OF CERTIFICATES

                                                                         Expected        Expected Initial
            Expected                                 Expected WAL    Principal Window         Credit
           Approximate   Interest                       (yrs)             (mos)            Enhancement       Expected Ratings
Class      Size ($)(1)     Type     Principal Type     Call/Mat          Call/Mat           Percentage        S&P       Fitch
--------   -----------   --------   --------------   ------------   ------------------   ----------------   --------   -------
A-1A       631,248,000   Floating       Senior        1.08/1.08      1 to 27/1 to 27                39.30%    AAA        AAA
A-1B(2)    103,995,000   Floating       Senior                      Not Offered Hereby                        AAA        AAA
A-2A(2)    303,451,000   Floating       Senior                      Not Offered Hereby                        AAA        AAA
A-2B(2)     77,223,000   Floating       Senior                      Not Offered Hereby                        AAA        AAA
M-1(2)      42,617,000   Floating        Mezz                       Not Offered Hereby                        AA+        AA+
M-2(2)      42,616,000   Floating        Mezz                       Not Offered Hereby                         AA        AA
M-3(2)      58,400,000   Floating        Mezz                       Not Offered Hereby                        AA-        AA-
M-4(2)      36,303,000   Floating        Mezz                       Not Offered Hereby                         A+        A+
M-5(2)      36,303,000   Floating        Mezz                       Not Offered Hereby                         A          A
M-6(2)      26,044,000   Floating        Mezz                       Not Offered Hereby                         A-        A-
M-7(2)      21,308,000   Floating        Mezz                       Not Offered Hereby                        BBB+      BBB+
M-8(2)      19,730,000   Floating        Mezz                       Not Offered Hereby                        BBB        BBB
M-9(2)      22,097,000   Floating        Mezz                       Not Offered Hereby                        BBB-      BBB-
B-1((2))    30,778,000   Floating    Subordinate                    Not Offered Hereby                        BB+        BB+

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Class A-1B, the Class A-2, the Class M, and the Class B-1 Certificates are not offered hereby. Information presented herein for the Class A-1B, the Class A-2, the Class M, and the Class B-1 Certificates is solely to assist in the purchase of the Offered Certificates.



--------------------------------------------------------------------------------
Structure:
(1) The Class A-1-A and Class A-1B Certificates are backed by the cash flow from the Group 1 Mortgage Loans. The Class A-2A and Class A-2B Certificates are backed by the cash flow from the Group 2 Mortgage Loans. The Class M Certificates and Class B-1 Certificates are backed by the cash flows from all the Mortgage Loans.

(2) The margins on the Class A Certificates will double and the margins on the Class M and Class B-1 Certificates will increase to 1.5x their initial margins after the Optional Termination Date.

(3) The Class A, Class M and Class B-1 Certificates will accrue interest at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                  PRICING SPEED

Adjustable-rate  100% ARM PPC
Mortgage Loans
                 100% ARM PPC assumes that prepayments start at 5% CPR in month one, increase by approximately 2.273% each month to 30% CPR in month twelve, remain at 30% CPR through month twenty-four, increase to 60% CPR for the next three months and then remain at 35% CPR from month twenty-eight and thereafter.

Fixed-rate       100% FRM PPC
Mortgage Loans
                 100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.



                           SUMMARY OF IMPORTANT DATES

                                                      Mortgage Loans
Deal Information                                  Collateral Information
Expected Pricing         October 31, 2007    Cut-off Date        October 1, 2007
Expected Settlement      November 2, 2007
First Distribution       November 26, 2007
Expected Stepdown        November 25, 2010


Bond Information

                           Initial    Accrual
Class      Dated Date      Accrual     Method     Delay Days   REMIC Maturity Date (1)
                            Days
-----   ----------------   -------   ----------   ----------   -----------------------
A-1A    November 2, 2007      0      Actual/360       0             June, 2037
A-1B                                   Not Offered Hereby
A-2A                                   Not Offered Hereby
A-2B                                   Not Offered Hereby
 M-1                                   Not Offered Hereby
 M-2                                   Not Offered Hereby
 M-3                                   Not Offered Hereby
 M-4                                   Not Offered Hereby
 M-5                                   Not Offered Hereby
 M-6                                   Not Offered Hereby
 M-7                                   Not Offered Hereby
 M-8                                   Not Offered Hereby
 M-9                                   Not Offered Hereby
 B-1                                   Not Offered Hereby

(1) The REMIC Maturity Date is the Distribution Date following the month of the maturity date for the Mortgage Loan with the latest maturity date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                    CONTACTS
Banc of America Securities LLC

Mortgage Trading/Syndicate
--------------------------
Pat Beranek                               (212) 847-5095      patrick.beranek@bankofamerica.com
Ileana Chu                                (212) 847-5095      ileana.i.chu@bankofamerica.com
Charlene Balfour                          (212) 847-5095      charlene.c.balfour @bankofamerica.com
Aaron Books                               (212) 847-5095      aaron.s.books@bankofamerica.com
Jordan Chirico                            (212) 847-5095      jordan.chirico@bankofamerica.com


Global Structured Finance                                     Fax:  (704) 388-9668
-------------------------
Chris Schiavone                           (704) 387-1853      chris.schiavone@bankofamerica.com
Juanita Deane-Warner                      (212) 583-8405      juanita.l.deane-warner@bankofamerica.com
Niki Hogue (Structuring)                  (704) 387-1855      nikole.hogue@bankofamerica.com
Adarsh Dhand                              (704) 683-5412      adarsh.dhand@bankofamerica.com
Rahul Mukherjee (Structuring)             (704) 683-5179      rahul.mukherjee@bankofamerica.com
Luna Nguyen                               (704) 683-4190      luna.nguyen@bankofamerica.com
Vince Peagler (Collateral)                (704) 683-5445      vince.peagler@bankofamerica.com
Sheila Ip (Collateral)                    (704) 683-4233      sheila.ip@bankofamerica.com

Rating Agencies
Bonnie Lee Tillen - S&P                   (212) 438-2624      bonnie_tillen@standardandpoors.com
Randi Greenberg - Fitch                   (212) 908-0717      randi.greenberg@fitchratings.com



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------


                                   SUMMARY OF TERMS

Title of Securities:          Asset Backed Funding Corporation

                              Asset-Backed Certificates, Series 2007-WMC1 (the "Trust").

Class A-1 Certificates:       The Class A-1A and Class A-1B Certificates.


                              Prior to the Subordination Depletion Date and (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, all principal distributions to the Class A-1 Certificates will be paid first, to the Class A-1A Certificates until the certificate principal balance of the Class A-1A Certificates is reduced to zero; and second, to the Class A-1B Certificates until the certificate principal balance of the Class A-1B Certificates is reduced to zero.


                              Prior to the Subordination Depletion Date and (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, all principal distributions to the Class A-1 Certificates will be paid in the manner set forth below under "Principal Distributions."


                              On and after the Subordination Depletion Date, principal will be distributed to the Class A-1 Certificates on a pro rata basis based on the certificate principal balances of such classes.

Class A-2 Certificates:       The Class A-2A and Class A-2B Certificates.

                              Prior to the Subordination Depletion Date, principal distributions to the Class A-2 Certificates shall be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero, and then, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero. On and after the Subordination Depletion Date, principal will be distributed to the classes of Class A-2 Certificates on a pro rata basis based on the certificate principal balances of such classes.

Class A Certificates:         The Class A-1 Certificates and Class A-2
                              Certificates.

Class M Certificates:         The Class M-1, Class M-2, Class M-3, Class M-4,
                              Class M-5, Class M-6, Class M-7, Class M-8 and
                              Class M-9 Certificates.

Offered Certificates:         The Class A-1A Certificates.

Subordinate
Certificates:                 The Class B-1 Certificates.

Non-Offered
Certificates:                 The Class A-1B, Class A-2, Class M, Class B-1,
                              Class CE, Class P, Class R and Class R-X.

Depositor:                    Asset Backed Funding Corporation.

Sponsor:                      Bank of America, National Association.

Originator:                   WMC Mortgage Corp.

Servicer:                     Saxon Mortgage Services, Inc.

Master Servicer:              Wells Fargo Bank, N.A.

Securities
Administrator:                Wells Fargo Bank, N.A.

Swap Provider                 TBD.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

Trustee:                      U.S. Bank National Association.

Custodian:                    Wells Fargo Bank, N.A.

Credit Risk Manager:          Clayton Fixed Income Services, Inc.

Lead Manager and
Bookrunner                    Banc of America Securities LLC.

Closing Date:                 On or about November 2, 2007.

Tax Status:                   For federal income tax purposes, elections will be
                              made to treat certain segregated portions of the Issuing Entity as one or more "real estate mortgage investment conduits" (each, a "REMIC").
                              The Offered Certificates represent an interest in two assets for federal income tax purposes: (i) a "regular interest" in a REMIC, which will be treated as newly-originated debt instruments for most federal income tax purposes and (ii) the right to payment of Cap Carryover Amounts and the obligation to make net swap payments to the Trust, which are expected to represent an interest in a notional principal contract for federal income tax purposes. The Offered Certificates may be issued with "original issue discount" depending on their issue price. If the Offered Certificates are issued with original issue discount, you must report original issue discount income over the life of such Certificate, often well before such income is distributed in cash to you.

ERISA Eligibility:            The Offered Certificates, exclusive of the right
                              to receive payments in respect of the Interest
                              Rate Swap Agreement, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Section 4975 of the Internal
                              Revenue Code of 1986, as amended (the "Code") or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code
                              (collectively, a "Plan") if the conditions of the Exemption (as defined below) are met. Prior to the termination of the Interest Rate Swap Agreement, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Offered Certificates.

                              The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                              A fiduciary or other person acting on behalf of any Plan should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law. Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

SMMEA Eligibility:            The Class A-1, Class A-2, Class M-1, Class M-2 and
                              Class M-3 Certificates will constitute "mortgage related securities" for purposes of the Secondary
                              Mortgage Market Enhancement Act of 1984, as amended, or "SMMEA," so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

                              The Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will not constitute "mortgage related securities" under SMMEA.





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

Distribution Dates:           The 25th day of each month, or if such day is not
                              a business day, the next succeeding business day, beginning in November 2007.

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest
                              (settle flat).

Day Count:                    Actual/360.

Payment Delay:                0 days.

Servicing Fee Rate:           Approximately 0.500% per annum on the aggregate
                              principal balance of the Mortgage Loans.

Credit Risk Manager Fee
Rate: Approximately 0.015% per annum on the aggregate principal balance of the Mortgage Loans.

Cut-Off Date:                 October 1, 2007.

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans was approximately
                              $1,578,384,711. The pool of Mortgage Loans is expected to consist of fixed-rate and adjustable-rate first lien Mortgage Loans, of which: (i) approximately $1,039,948,253 consist of a pool of conforming balance fixed-rate and adjustable-rate first lien Mortgage Loans (the
                              "Group 1 Mortgage Loans") and (ii) approximately
                              $538,436,459 consist of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate first lien Mortgage Loans (the
                              "Group 2 Mortgage Loans," and together with the Group 1 Mortgage Loans, the "Mortgage Loans").

Optional Termination
Date: The first Distribution Date following the Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Principal Balance").

Monthly Servicer
Advances:                     The Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all payments of principal and interest (net of any Servicing Fees) that were due during the related collection period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT*

Credit Enhancement:           Credit enhancement for the structure is provided
                              by excess interest, overcollateralization, cross-collateralization and subordination.

                              In addition, the Class A-1B Certificates will provide subordination to the Class A-1A Certificates. Initially, the certificate principal balance of Class A-1B Certificates will represent 14.1443% of the aggregate certificate principal balance of the Class A-1 Certificates.

                              On any Distribution Date prior to the
                              Subordination Depletion Date and (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Class A-1B Certificates will not be entitled to any principal payments until the certificate principal balance of the Class A-1A Certificates has been reduced to zero.

                              On any Distribution Date prior to the
                              Subordination Depletion Date that is (a) on or after the Stepdown Date, and (b) on which a Trigger Event is not in effect, the Class A-1B Certificates will receive principal, to the extent available, such that the certificate principal balance of the Class A-1B Certificates, after giving effect to principal due to the Class A-1B Certificates on such Distribution Date, will represent 48.3092% of the aggregate certificate principal balance of the Class A-1 Certificates, after giving effect to principal due to the Class A-1 Certificates on such Distribution Date.

                                                                 After-Stepdown
Expected Credit Support        Class   Initial Credit Support    Target Support
Percentage:                                 (Approximate)        (Approximate)
                               -------------------------------------------------
                                 A             29.30%                  58.60%
                                M-1            26.60%                  53.20%
                                M-2            23.90%                  47.80%
                                M-3            20.20%                  40.40%
                                M-4            17.90%                  35.80%
                                M-5            15.60%                  31.20%
                                M-6            13.95%                  27.90%
                                M-7            12.60%                  25.20%
                                M-8            11.35%                  22.70%
                                M-9             9.95%                  19.90%
                                B-1             8.00%                  16.00%

Targeted
Overcollateralization
Amount: The Targeted Overcollateralization Amount means as of any Distribution Date, (x) prior to the Stepdown Date, approximately 8.00% of the Cut-off Date Principal Balance of the Mortgage Loans and
                              (y) on or after the Stepdown Date, the greater of approximately (a) 16.00% of the aggregate Principal Balance at the end of the related collection period after giving effect to prepayments in the related prepayment period and
                              (b) 5.00% of the Cut-off Date Principal Balance; provided however, if a Trigger Event has occurred, the Targeted Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

Stepdown Date:                The earlier to occur of (i) the Distribution Date
                              following the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and
                              (ii) the later to occur of (a) the Distribution
                              Date in November 2010 and (b) the first
                              Distribution Date on which the Credit Enhancement
                              Percentage (calculated after distribution of principal remittance) for the Class A Certificates is greater than or equal to approximately 58.60%.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                  CREDIT ENHANCEMENT*

Realized Losses:              A Realized Loss is (i) as to any Mortgage Loan
                              that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage
                              Loan and the related mortgaged property which are applied to the principal balance of such Mortgage
                              Loan, (ii) the amount of any reduction of the principal balance of a Mortgage Loan as a result of the valuation of the related mortgage property in an amount less than the then outstanding principal balance of the Mortgage Loan by a bankruptcy court, and (iii) the amount of any reduction of the principal balance of a Mortgage
                              Loan resulting from a modification by the Servicer.

                              All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date through the priority of distributions, first, to the Monthly Excess Cashflow Amount and any Net Swap Payment from the Swap Provider; second, in reduction of the Overcollateralization Amount; third, to the Class B-1 Certificates, fourth, to the Class M-9 Certificates; fifth, to the Class M-8 Certificates; sixth, to the Class M-7 Certificates; seventh, to the Class M-6 Certificates; eighth, to the Class M-5 Certificates; ninth, to the Class M-4 Certificates; tenth, to the Class M-3 Certificates; eleventh, to the Class M-2 Certificates; and twelfth, to the Class M-1 Certificates. In addition, after the Subordination Depletion Date, Realized Losses on the Group 1 Mortgage Loans will reduce the certificate principal balance of the Class A-1B Certificates. Realized Losses will not be allocated to the Class A Certificates (other than the Class A-1B Certificates). However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

Credit Enhancement
Percentage:                   The Credit Enhancement Percentage for any class of
                              certificates for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the classes of Certificates with a lower distribution priority than such class before taking into account the distribution of the Principal
                              Distribution Amount on such Distribution Date and
                              (ii) the Overcollateralization Amount after taking into account the distribution of the Principal
                              Distribution Amount as of the prior Distribution
                              Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to principal prepayments in the related prepayment period.

Subordination Depletion
Date: The Distribution Date on which the sum of the aggregate certificate principal balance of the Class M Certificates, the certificate principal balance of the Class B-1 Certificates and the Overcollateralization Amount has been reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------



* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



                               PASS-THROUGH RATES*

The Certificate Interest Rate for the Class A, Class M, and Class B-1 Certificates for any Distribution Date will be the lesser of (x) the Pass-Through Rate for such Distribution Date and (y) the Pool Cap for such Distribution Date.

                              Pass-Through Rate:

                              The Pass-Through Rate for the Class A, Class M, and Class B-1 Certificates is the lesser of:

                                 (i)  the sum of (a) one-month LIBOR as
                                      determined for the related Interest
                                      Accrual Period and (b) the certificate
                                      margin for the applicable class; and

                                 (ii) the Pool Maximum Rate Cap for such
                                      Distribution Date.

                              On each Distribution Date after the Optional
                              Termination Date, the certificate margins for the Class A Certificates will be 2 times the related initial certificate margins, and the certificate margins for the Class M and Class B-1 Certificates will be 1.5 times the related initial certificate margins.

Interest Accrual              Interest will accrue on the Certificates at the
                              applicable Certificate Interest Rate.

                              Interest on the Class A, Class M, and Class B-1 Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Pool Cap:                     The "Pool Cap" for any Distribution Date will be
                              (i) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest
                              Rates as of the first day of the related
                              Collection Period minus (ii) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (x) any Net Swap Payment owed to the Swap Provider and (y) any Swap Termination Payment
                              (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection
                              Period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

Pool Maximum Rate Cap:        The "Pool Maximum Rate Cap" for any Distribution
                              Date will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum
                              Mortgage Interest Rates as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination
                              Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related
                              Collection Period plus (c) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period.

Cap Carryover Amount:         If on any Distribution Date, the Accrued
                              Certificate Interest for any Class of the Class A,
                              Class M or Class B-1 Certificates is based on the Pool Cap, the excess of (i) the amount of interest such class would have been entitled to receive on such Distribution Date based on its Pass-Through
                              Rate over (ii) the amount of interest such class received on such Distribution Date based on the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then-applicable
                              Pass-Through Rate on such class) will be the "Cap
                              Carryover Amount."

Accrued Certificate
Interest:                     The "Accrued Certificate Interest" for the Class
                              A, Class M, and Class B-1 Certificates and each
                              Distribution Date means an amount equal to the interest accrued during the related Interest
                              Accrual Period at the applicable Certificate
                              Interest Rate on the certificate principal balance of such class of Certificates, minus each class's applicable percentage of shortfalls caused by the Servicemembers Civil Relief Act, or similar state laws for such Distribution Date.

Interest Accrual Period:      The "Interest Accrual Period" for any Distribution
                              Date and the Class A, Class M, and Class B-1
                              Certificates will be the period from and including the preceding Distribution Date, or in the case of the first Distribution Date, from the Closing
                              Date, through and including the day prior to the current Distribution Date, and calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year.



* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST RATE SWAP AGREEMENT

Interest Rate Swap
Agreement:                    On the Closing Date, the Securities Administrator
                              on behalf of the Trust will enter into an Interest
                              Rate Swap Agreement with notional amounts as shown in the Interest Rate Swap Schedule hereto. Under the Interest Rate Swap Agreement, the Trust is obligated to pay to the Swap Provider a fixed payment equal to the product of (x) 4.48%, (y) the Notional Amount for such Distribution Date and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the closing date to but excluding the first Distribution Date on a 30/360 basis), and the denominator of which is 360 and the Swap
                              Provider is obligated to pay to the Trust a floating amount equal to the product of (x) one-month LIBOR, (y) the Notional Amount for such Distribution Date and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date) and the denominator of which is 360. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment"). See the attached Interest Rate Swap Schedule.
                              Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed as described under "Swap Payment Distribution" below. Amounts on deposit in the Swap Account will not be invested. The Swap Account will not be an asset of any REMIC.

                              Upon early termination of the Interest Rate Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ``Swap Termination Payment'') to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, such payment will be paid on the business day prior to the related Distribution Date and on the business day prior to any subsequent Distribution Dates until paid in full, generally prior to distributions to Certificateholders.

                              Any Net Swap Payments and Swap Termination
                              Payments (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust to the Swap Provider will be payable from interest collections on the Mortgage Loans prior to any distributions to Certificateholders. To the extent the sum of such Net Swap Payments and Swap Termination Payments exceeds the interest collections for a Distribution Date, such excess will be paid from the principal collections for such Distribution Date prior to any distributions to Certificateholders.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST RATE SWAP SCHEDULE

Period   Distribution  Notional Amount    Period  Distribution  Notional Amount
             Date            ($)                       Date             ($)
--------------------------------------------------------------------------------
   1      11/25/2007      1,451,313,000      31     5/25/2010        133,161,410
   2      12/25/2007      1,414,788,904      32     6/25/2010        128,574,313
   3      1/25/2008       1,374,909,137      33     7/25/2010        124,152,115
   4      2/25/2008       1,332,776,100      34     8/25/2010        119,888,684
   5      3/25/2008       1,287,164,780      35     9/25/2010        115,778,124
   6      4/25/2008       1,241,207,955      36     10/25/2010       111,814,764
   7      5/25/2008       1,196,736,474      37     11/25/2010       107,993,148
   8      6/25/2008       1,153,714,914      38     12/25/2010       104,308,026
   9      7/25/2008       1,112,095,808      39     1/25/2011        100,754,349
  10      8/25/2008       1,071,833,351      40     2/25/2011         97,327,259
  11      9/25/2008       1,032,883,230      41     3/25/2011         94,022,082
  12      10/25/2008       995,189,477       42     4/25/2011         90,834,322
  13      11/25/2008       958,725,318       43     5/25/2011         87,759,653
  14      12/25/2008       923,426,087       44     6/25/2011         84,793,912
  15      1/25/2009        889,284,286       45     7/25/2011         81,933,093
  16      2/25/2009        856,226,973       46     8/25/2011         79,173,345
  17      3/25/2009        597,026,348       47     9/25/2011         76,510,957
  18      4/25/2009        257,824,793       48     10/25/2011        73,942,361
  19      5/25/2009        238,882,732
  20      6/25/2009        222,587,602
  21      7/25/2009        211,850,347
  22      8/25/2009        204,286,961
  23      9/25/2009        196,914,685
  24      10/25/2009       189,944,215
  25      11/25/2009       183,229,750
  26      12/25/2009       176,715,992
  27      1/25/2010        170,401,232
  28      2/25/2010        164,183,186
  29      3/25/2010        150,917,766
  30      4/25/2010        138,369,369



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                                 TRIGGER EVENTS

Trigger Event:                A Trigger Event exists with respect to any
                              Distribution Date on or after the Stepdown Date
                              (i) if the three month rolling average of 60+ day delinquent loans, Mortgage Loans that are in bankruptcy or foreclosure, Mortgage Loans relating to REO properties and, without duplication, Mortgage Loans modified within 12 months prior to such Distribution Date) is equal to or greater than the applicable percentages of the Credit
                              Enhancement Percentage as set forth below for the most senior class of Class A and Class M
                              Certificates then outstanding, or the Class B-1
                              Certificates, if the aggregate certificate principal balance of the Class A and Class M
                              Certificates has been reduced to zero:


                                         Class                  Percentage
                                  Class A Certificates            27.30%
                                 Class M-1 Certificates           30.08%
                                 Class M-2 Certificates           33.47%
                                 Class M-3 Certificates           39.60%
                                 Class M-4 Certificates           44.69%
                                 Class M-5 Certificates           51.28%
                                 Class M-6 Certificates           57.35%
                                 Class M-7 Certificates           63.49%
                                 Class M-8 Certificates           70.48%
                                 Class M-9 Certificates           80.40%
                                 Class B-1 Certificates          100.00%



                              or (ii) if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related collection period (reduced by the aggregate amount of subsequent recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to that Distribution Date:

                   Distribution Dates                   Percentage
                   ------------------                   ----------
                November 2009 - October     2.30% for the first month, plus an
                          2010             additional 1/12th of 3.50% for each
                                                    month thereafter,

                November 2010 - October     5.80% for the first month, plus an
                          2011             additional 1/12th of 3.20% for each
                                                    month thereafter,

                November 2011 - October     9.00% for the first month, plus an
                          2012             additional 1/12th of 2.55% for each
                                                    month thereafter,

                November 2012 - October    11.55% for the first month, plus an
                          2013             additional 1/12th of 1.65% for each
                                                    month thereafter,

                November 2013 and after                   13.20%



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                               INTEREST DISTRIBUTIONS*

On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority to the extent available:

      first, concurrently, as follows:

(i) concurrently, from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, pro rata, the Accrued Certificate Interest for such Distribution Date; and

(ii) concurrently, from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, pro rata, the Accrued Certificate Interest for such Distribution Date;

      second, concurrently, as follows:

(i) concurrently, from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, pro-rata, the Interest Carry Forward Amount for such Distribution Date; and

(ii) concurrently, from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, pro rata, the Interest Carry Forward Amount for such Distribution Date;

      third, concurrently, as follows:

(i) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates' Accrued Certificate Interest for such Distribution Date in priority first above, from the remaining Group 2 Interest Remittance Amount, concurrently, to the Class A-1 Certificates, pro-rata, to cover such shortfall for such Distribution Date; and

(ii) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates' Accrued Certificate Interest for such Distribution Date in priority first above, from the remaining Group 1 Interest Remittance Amount, concurrently, to the Class A-2 Certificates, pro rata, to cover such shortfall for such Distribution Date;

      fourth, concurrently, as follows:

(i) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates' Interest Carry Forward Amount for such Distribution Date in priority second above, from the remaining Group 2 Interest Remittance Amount, concurrently, to the Class A-1 Certificates, pro-rata to cover such shortfall for such Distribution Date; and

(ii) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates' Interest Carry Forward Amount for such Distribution Date in priority second above, from the remaining Group 1 Interest Remittance Amount, concurrently, to the Class A-2 Certificates, pro rata, to cover such shortfall for such Distribution Date;

      fifth, to the Class M-1 Certificates, the Accrued Certificate Interest for such Distribution Date;

      sixth, to the Class M-2 Certificates, the Accrued Certificate Interest for such Distribution Date;

      seventh, to the Class M-3 Certificates, the Accrued Certificate Interest for such Distribution Date;

      eighth, to the Class M-4 Certificates, the Accrued Certificate Interest for such Distribution Date;

      ninth, to the Class M-5 Certificates, the Accrued Certificate Interest for such Distribution Date;

      tenth, to the Class M-6 Certificates, the Accrued Certificate Interest for such Distribution Date;


* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                       INTEREST DISTRIBUTIONS (Continued)*

      eleventh, to the Class M-7 Certificates, the Accrued Certificate Interest for such Distribution Date;

      twelfth, to the Class M-8 Certificates, the Accrued Certificate Interest for such Distribution Date;

      thirteenth, to the Class M-9 Certificates, the Accrued Certificate Interest for such Distribution Date;

      fourteenth, to the Class B-1 Certificates, the Accrued Certificate Interest for such Distribution Date; and

      fifteenth, any remainder as described under "Application of Monthly Excess Cashflow Amounts".





* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                            PRINCIPAL DISTRIBUTIONS*

I.    On each Distribution Date prior to the Subordination Depletion Date and
      (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

(i) the Group 1 Senior Principal Distribution Amount, sequentially, to the holders of the Class A-1A and Class A-1B Certificates, until the certificate principal balances thereof have been reduced to zero; and

(ii) the Group 2 Senior Principal Distribution Amount, sequentially, to the holders of the Class A-2A and Class A-2B Certificates, until the certificate principal balances thereof have been reduced to zero;

      second, concurrently, as follows:

(i) the Group 1 Senior Principal Distribution Amount, sequentially, to the holders of the Class A-2A and Class A-2B Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to priority first, clause (ii) above; and

(ii) the Group 2 Senior Principal Distribution Amount, sequentially, to the holders of the Class A-1A and Class A-1B Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to priority first, clause (i) above;

      third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

      ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;

      tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B-1 Certificates until the certificate principal balance thereof is reduced to zero; and

      thirteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Application of Monthly Excess Cashflow Amounts".




* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                            PRINCIPAL DISTRIBUTIONS*

II. On each Distribution Date prior to the Subordination Depletion Date that is (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

(i)   the Group 1 Senior Principal Distribution Amount, as follows:

            (a) the Class A-1A Principal Distribution Amount to the Class A-1A Certificates; and

            (b) the remaining Group 1 Senior Principal Distribution Amount, to the Class A-1B Certificates;

(ii) the Group 2 Senior Principal Distribution Amount, sequentially, to the holders of the Class A-2A and Class A-2B Certificates, until the certificate principal balances thereof have been reduced to zero; and

      second, concurrently, as follows:

(i) the Group 1 Senior Principal Distribution Amount, sequentially, to the holders of the Class A-2A and Class A-2B Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to priority first, clause (ii) above; and

(ii) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, to the extent not distributed pursuant to priority first, clause (i) above, as follows:

            (a) the Class A-1A Principal Distribution Amount to the Class A-1A Certificates; and

            (b) the remaining Group 2 Senior Distribution Amount, to the Class A-1B Certificates;

      third, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      tenth, to the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                      PRINCIPAL DISTRIBUTIONS (Continued)*

      twelfth, to the Class B-1 Certificates, up to the Class B-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

      thirteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Application of Monthly Excess Cashflow Amounts".

   With respect to any Distribution Date on or after the Subordination Depletion Date, (i) the Group 1 Senior Principal Distribution Amount will be distributed to the Class A-1A and Class A-1B Certificates on a pro rata basis based on the certificate principal balances of such classes and (ii) the Group 2 Senior Principal Distribution Amount will be distributed to the Class A-2A and Class A-2B Certificates on a pro rata basis based on the certificate principal balances of such classes.


Class A-1A Principal
Distribution Amount:          For any Distribution Date, the Class A-1A
                              Principal Distribution Amount will be the lesser of the Group 1 Senior Principal Distribution
                              Amount and the excess, if any, of (a) the beginning certificate principal balance of the Class A-1A Certificate on such Distribution Date minus (b) the product of (i) 51.6908% times (ii) the Class A-1 Senior Ending Balance.

Class A-1 Senior Ending
Balance: For any Distribution Date, the Class A-1 Senior Ending Balance is the sum of the beginning certificate principal balances of the Class A-1A and Class A-1B Certificates on such Distribution Date less the Group 1 Senior Principal Distribution Amount.




* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                 APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS*

On each Distribution Date, any Monthly Excess Cashflow Amounts (reduced by any amounts paid as part of the Principal Distribution Amount) shall be paid as follows:

(i) to the Class A Certificates, pro rata based on interest due of each such class, any remaining Accrued Certificate Interest for such classes for that Distribution Date;

(ii) to the Class A Certificates, pro rata based on interest due of each such class, any remaining Interest Carry Forward Amounts for such classes for that Distribution Date;

(iii) to the Class A-1B Certificates, any Class A-1B Realized Loss Amortization Amount for such Distribution Date.

(iv) to the Class M-1 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(v) to the Class M-1 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(vi) to the Class M-1 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

(vii) to the Class M-2 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(viii) to the Class M-2 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(ix) to the Class M-2 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

(x) to the Class M-3 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(xi) to the Class M-3 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xii) to the Class M-3 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

(xiii) to the Class M-4 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(xiv) to the Class M-4 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xv) to the Class M-4 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

(xvi) to the Class M-5 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(xvii) to the Class M-5 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xviii) to the Class M-5 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;



* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

             APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS (Continued)*

(xix) to the Class M-6 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(xx) to the Class M-6 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xxi) to the Class M-6 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

(xxii) to the Class M-7 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(xxiii) to the Class M-7 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xxiv) to the Class M-7 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

(xxv) to the Class M-8 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(xxvi) to the Class M-8 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xxvii) to the Class M-8 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

(xxviii) to the Class M-9 Certificates, any remaining Accrued Certificate
         Interest for this class for that Distribution Date;

(xxix) to the Class M-9 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xxx) to the Class M-9 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

(xxxi) to the Class B-1 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

(xxxii) to the Class B-1 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

(xxxiii) to the Class B-1 Certificates, any related Realized Loss Amortization
         Amount for that Distribution Date;

(xxxiv) first, to the Class A Certificates, pro rata based on the Cap Carryover Amount of each such class, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, any Cap Carryover Amount for each such class;

(xxxv) from amounts otherwise distributable to the Class CE Certificates, to the Swap Account for payment to the Swap Provider, any Swap Termination Payment resulting from a Swap Provider Trigger Event; and

(xxxvi) any remaining amounts as specified in the pooling and servicing agreement.



* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
$631,248,000 (approximate)
--------------------------------------------------------------------------------

                           SWAP PAYMENT DISTRIBUTION*

On each Distribution Date, following the distribution of the Monthly Excess Cashflow Amount, payments from the Swap Account shall be distributed as follows:

(i) to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

(ii) to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement;

(iii) concurrently, to each class of the Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions of the Interest Remittance Amount and Monthly Excess Cashflow Amount, on a pro rata basis based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess Cashflow Amount;

(v) to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Targeted Overcollateralization Amount after taking into account distributions made from the Monthly Excess Cashflow Amount;

(vi) concurrently, to each class of Class A Certificates, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount, on a pro rata basis based on such respective Cap Carryover Amounts remaining;

(vii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount;

(viii) sequentially, to the Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates to the extent of any remaining related Unpaid Realized Loss Amount for such class, after the payment of the applicable Realized Loss Amortization Amounts from the Monthly Excess Cashflow Amount;

(ix) to the Swap Provider, any Swap Termination Payment owed to the Swap Provider due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement; and

(x)     to the Class CE Certificates, any remaining amounts.



* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                       [BANC OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final offering document) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final offering document), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


The asset-backed securities referred to in these materials are being offered solely to the recipient thereof. The information contained herein may not be reproduced in whole or in part and these materials must be returned to Banc of America Securities LLC upon request.


                        Asset Backed Funding Corporation
                   Asset-Backed Certificates, Series 2007-WMC1

                                Collateral Annex






                                October 29, 2007



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   DISCLAIMER

The information contained herein is furnished to you solely for your private information by Banc of America Securities LLC (the "Lead Underwriter") (and not by the issuer of the Offered Certificates (as defined herein) or any of its affiliates) to assist you in making a preliminary analysis of the Offered Certificates referenced herein. This information is not an offer to sell any Offered Certificates or other securities or a solicitation of an offer to buy such Offered Certificates or other securities or any other asset. The Lead Underwriter is acting in its capacity as Lead Underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. This information may not be reproduced in whole or in part, nor may it or any of its contents be distributed to anyone other than the prospective investor to whom it has been submitted by the Lead Underwriter.

The information contained herein (a) is preliminary, is expected to change, and does not contain all of the information that a prospective investor will need to make a full analysis of the proposed transaction, (b) supersedes all information relating to the subject securities that has been made available to you previously and (c) will be superseded in its entirety by any information made available to you after the date hereof, if any, as well as by the prospectus/offering document relating to the actual securities preliminarily discussed herein. In addition, the information contained herein is based on information obtained from third parties, the accuracy and completeness of which has not been verified by the Lead Underwriter. Any decision to invest in the Offered Certificates preliminarily described herein should be made only after reviewing the related final prospectus/offering document, conducting such investigations as you deem necessary and consulting you own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such Offered Certificates. Carefully consider the risk factors to be included in any prospectus/offering document for the Offered Certificates mentioned herein. Unless you understand and are able to tolerate those risks, you should not invest in the Offered Certificates.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changes in such assumptions may dramatically affect information such as weighted average lives, yields, principal payment periods, etc. The Lead Underwriter does not make any representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Lead Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the Offered Certificates or other securities mentioned herein or similar securities, and perform investment banking services for any entity mentioned herein.

The Offered Certificates, together with interest thereon, are not guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency or instrumentality thereof other than Fannie Mae. Fannie Mae will guarantee that required interest on the Offered Certificates and principal payments on the Principal Certificates (as defined herein) are distributed to investors as described herein. The Offered Certificates are exempt from registration under the Securities Act of 1933, as amended, and are "exempted securities" under the Securities Exchange Act of 1934, as amended.

                             CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, THE ISSUER OF THE OFFERED CERTIFICATES INFORMS YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                      TOTAL GROUP 1 MORTGAGE LOANS SUMMARY

Summary                                                                              Total           Minimum           Maximum
-------------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                                              $1,039,948,252.63
Number of Loans                                                                      4,621
Average Original Loan Balance                                                  $225,605.16        $27,900.00       $790,000.00
Average Current Loan Balance                                                   $225,048.31        $27,765.22       $785,332.83
(1) Weighted Average Combined Original LTV                                          83.32%            12.30%           100.00%
(1) Weighted Average Combined Original LTV with silent seconds                      90.45%            12.30%           100.01%
(1) Weighted Average Gross Coupon                                                   8.054%            4.490%           11.620%
(1) (2) Weighted Average Gross Margin                                               6.524%            2.750%            8.200%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                     25                 2               114
(1) Weighted Average Remaining Term to Maturity (months)                               352               170               355
(1) Weighted Average Credit Score                                                      635               500               823
(1) (3) Weighted Average DTI                                                        42.90%             1.00%            61.00%

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) Where DTI information is available

                                                                                                          Percent of Total
                                                                                                          Principal Balance
                                                                                                          ------------------

      Product Type                                         Adjustable                                            92.94%
                                                           Fixed                                                  7.06%

      Amortization Type                                    Fully Amortizing Mortgage Loans                       27.18%
                                                           Interest Only Loans                                   11.67%
                                                           Balloon Loans                                         61.15%

      Lien:                                                First                                                100.00%

      Property Type                                        Single Family Residence                              66.25%
                                                           Planned Unit Development                             11.64%
                                                           Condo                                                10.66%
                                                           Duplex                                                8.91%
                                                           Triplex                                               2.54%

      Geographic Distribution (Top 5 States)               California                                           32.54%
                                                           Florida                                              12.36%
                                                           New York                                              8.99%
                                                           Illinois                                              5.66%
                                                           New Jersey                                            5.53%

     Number of States (including District of Columbia)                                                              49
     Largest Zip Code Concentration                        92335                                                 0.41%
     Loans with Prepayment Penalties at origination                                                             65.87%



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

The Initial Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Mortgage Interest Rate (%)      Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
4.001 - 4.500                         1         $257,866.10        0.02             1.00      4.490        776           40.00
4.501 - 5.000                         2          781,525.00        0.08            31.86      4.934        792           61.48
5.001 - 5.500                         5        1,657,907.20        0.16            40.85      5.306        743           77.71
5.501 - 6.000                        61       19,626,123.00        1.89            42.21      5.847        708           83.00
6.001 - 6.500                       189       56,882,147.77        5.47            42.40      6.335        684           82.43
6.501 - 7.000                       462      129,419,818.37       12.44            43.27      6.826        668           82.95
7.001 - 7.500                       543      144,144,807.68       13.86            43.76      7.309        653           82.52
7.501 - 8.000                       860      211,137,042.67       20.30            43.18      7.809        644           82.99
8.001 - 8.500                       612      139,716,446.16       13.43            43.62      8.299        635           83.37
8.501 - 9.000                       713      147,918,967.72       14.22            42.58      8.783        616           83.13
9.001 - 9.500                       404       78,078,699.70        7.51            42.63      9.295        593           85.04
9.501 - 10.000                      385       64,600,837.69        6.21            41.63      9.781        572           84.71
10.001 - 10.500                     189       24,271,511.30        2.33            39.67     10.285        565           85.43
10.501 - 11.000                     127       14,441,389.93        1.39            41.31     10.759        561           86.36
11.001 - 11.500                      67        6,954,518.17        0.67            40.65     11.295        543           86.91
11.501 - 12.000                       1           58,644.17        0.01            23.00     11.620        535           85.00
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Mortgage Interest Rate (%)       w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
4.001 - 4.500                          40.00        360         10
4.501 - 5.000                          61.48        360         10
5.001 - 5.500                          81.80        360          9
5.501 - 6.000                          89.76        360          8
6.001 - 6.500                          89.98        360          8
6.501 - 7.000                          91.75        360          8
7.001 - 7.500                          91.55        360          8
7.501 - 8.000                          91.77        360          8
8.001 - 8.500                          91.23        359          8
8.501 - 9.000                          89.43        360          8
9.001 - 9.500                          88.92        360          7
9.501 - 10.000                         87.47        360          8
10.001 - 10.500                        86.45        360          8
10.501 - 11.000                        87.12        359          8
11.001 - 11.500                        87.60        360          7
11.501 - 12.000                        85.00        360          7
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8







Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Combined Loan-to-Value Ratio*


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Original Combined              Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Loan-To-Value (%)               Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
10.01 - 15.00                         1          $53,257.58        0.01            43.00      8.990        543           12.30
15.01 - 20.00                         3          307,019.92        0.03            39.76      7.645        660           18.52
20.01 - 25.00                         6          725,480.54        0.07            39.31      8.205        563           22.56
25.01 - 30.00                         7          551,865.28        0.05            39.89      8.032        596           28.76
30.01 - 35.00                        13        1,543,853.99        0.15            38.69      8.322        577           32.88
35.01 - 40.00                        12        2,220,625.29        0.21            28.89      7.099        652           37.87
40.01 - 45.00                        18        3,341,953.74        0.32            42.18      7.887        614           42.58
45.01 - 50.00                        31        5,694,790.08        0.55            43.37      8.400        592           47.88
50.01 - 55.00                        29        5,559,414.13        0.53            40.68      8.548        568           52.77
55.01 - 60.00                        63       12,709,612.42        1.22            43.45      8.200        599           57.71
60.01 - 65.00                        81       16,283,681.85        1.57            40.34      8.389        584           63.13
65.01 - 70.00                       128       27,385,570.07        2.63            42.05      8.220        587           68.74
70.01 - 75.00                       155       32,400,307.78        3.12            41.38      8.207        606           73.72
75.01 - 80.00                     1,811      437,126,110.73       42.03            43.49      7.846        650           79.90
80.01 - 85.00                       495      106,277,270.74       10.22            42.58      8.074        612           84.34
85.01 - 90.00                       779      182,303,632.82       17.53            42.15      7.983        636           89.61
90.01 - 95.00                       942      197,627,579.66       19.00            43.40      8.443        632           94.75
95.01 - 100.00                       47        7,836,226.01        0.75            39.05      8.707        680           99.51
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Original Combined                  Ratio       Maturity     Age
Loan-To-Value (%)                w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
10.01 - 15.00                          12.30        360          8
15.01 - 20.00                          18.52        303          8
20.01 - 25.00                          22.56        343          8
25.01 - 30.00                          28.76        360          7
30.01 - 35.00                          32.88        360          7
35.01 - 40.00                          37.87        334          8
40.01 - 45.00                          42.58        360          8
45.01 - 50.00                          47.88        360          7
50.01 - 55.00                          52.77        360          8
55.01 - 60.00                          57.93        360          7
60.01 - 65.00                          63.26        359          7
65.01 - 70.00                          68.84        360          8
70.01 - 75.00                          74.69        359          8
75.01 - 80.00                          96.47        360          8
80.01 - 85.00                          84.65        360          7
85.01 - 90.00                          90.01        360          7
90.01 - 95.00                          94.87        360          7
95.01 - 100.00                         99.51        358          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8






*The "Original Combined Loan-to-Value Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Combined Loan-to-Value Ratio with silent seconds*

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
Original Combined                 of            Date            Date         Average       Mortgage   Average      Combined
Loan-To-Value with Silent      Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Seconds (%)                     Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
10.01 - 15.00                         1          $53,257.58        0.01            43.00      8.990        543           12.30
15.01 - 20.00                         3          307,019.92        0.03            39.76      7.645        660           18.52
20.01 - 25.00                         6          725,480.54        0.07            39.31      8.205        563           22.56
25.01 - 30.00                         7          551,865.28        0.05            39.89      8.032        596           28.76
30.01 - 35.00                        13        1,543,853.99        0.15            38.69      8.322        577           32.88
35.01 - 40.00                        12        2,220,625.29        0.21            28.89      7.099        652           37.87
40.01 - 45.00                        18        3,341,953.74        0.32            42.18      7.887        614           42.58
45.01 - 50.00                        31        5,694,790.08        0.55            43.37      8.400        592           47.88
50.01 - 55.00                        29        5,559,414.13        0.53            40.68      8.548        568           52.77
55.01 - 60.00                        62       12,539,894.71        1.21            43.40      8.193        599           57.72
60.01 - 65.00                        80       16,112,088.17        1.55            40.35      8.399        583           63.13
65.01 - 70.00                       127       27,298,114.24        2.62            42.09      8.216        587           68.74
70.01 - 75.00                       141       31,047,248.88        2.99            41.37      8.187        606           73.58
75.01 - 80.00                       310       63,648,528.38        6.12            41.13      8.357        605           79.33
80.01 - 85.00                       472      103,034,302.03        9.91            42.62      8.033        613           84.32
85.01 - 90.00                       769      181,294,232.56       17.43            41.96      7.989        636           89.26
90.01 - 95.00                     1,071      229,391,060.49       22.06            43.53      8.432        633           92.43
95.01 - 100.00                    1,468      355,323,589.98       34.17            43.80      7.742        658           80.82
100.01 and over                       1          260,932.64        0.03            33.00      7.858        628           80.00
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
Original Combined              Loan-to-Value      to        Loan
Loan-To-Value with Silent          Ratio       Maturity     Age
Seconds (%)                      w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
10.01 - 15.00                          12.30        360          8
15.01 - 20.00                          18.52        303          8
20.01 - 25.00                          22.56        343          8
25.01 - 30.00                          28.76        360          7
30.01 - 35.00                          32.88        360          7
35.01 - 40.00                          37.87        334          8
40.01 - 45.00                          42.58        360          8
45.01 - 50.00                          47.88        360          7
50.01 - 55.00                          52.77        360          8
55.01 - 60.00                          57.72        360          7
60.01 - 65.00                          63.13        359          7
65.01 - 70.00                          68.74        360          8
70.01 - 75.00                          73.67        359          8
75.01 - 80.00                          79.38        360          7
80.01 - 85.00                          84.32        360          7
85.01 - 90.00                          89.60        360          7
90.01 - 95.00                          94.77        360          8
95.01 - 100.00                         99.97        360          8
100.01 and over                       100.01        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8





*The "Original Combined Loan-to-Value Ratio with silent seconds" of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause
(i) above.






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Principal Balance as of the Cut-off date

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Principal Balance ($)           Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
50,000.00 or less                    62       $2,765,897.93        0.27            35.76      9.943        598           77.98
50,000.01 - 100,000.00              526       39,755,242.57        3.82            38.93      9.350        600           83.00
100,000.01 - 150,000.00             766       96,645,030.61        9.29            40.48      8.741        609           82.45
150,000.01 - 200,000.00             810      142,103,385.91       13.66            41.79      8.326        624           83.22
200,000.01 - 250,000.00             641      143,480,957.51       13.80            42.45      8.127        629           83.22
250,000.01 - 300,000.00             605      166,178,861.27       15.98            43.91      7.961        634           83.41
300,000.01 - 350,000.00             500      162,508,027.46       15.63            43.38      7.810        643           83.43
350,000.01 - 400,000.00             460      172,488,499.21       16.59            43.77      7.698        646           83.77
400,000.01 - 450,000.00             158       65,640,278.78        6.31            44.20      7.463        659           82.88
450,000.01 - 500,000.00              49       23,254,843.22        2.24            45.96      7.434        672           83.96
500,000.01 - 550,000.00              24       12,426,351.81        1.19            47.20      7.820        663           85.58
550,000.01 - 600,000.00               9        5,151,358.83        0.50            43.78      8.125        671           81.68
600,000.01 - 650,000.00               5        3,063,011.61        0.29            46.64      8.669        646           89.98
700,000.01 - 750,000.00               4        2,920,432.21        0.28            46.79      7.749        688           82.52
750,000.01 - 800,000.00               2        1,566,073.70        0.15            43.01      7.157        642           85.31
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Principal Balance ($)            w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
50,000.00 or less                      81.39        357          8
50,000.01 - 100,000.00                 88.72        359          8
100,000.01 - 150,000.00                87.03        359          8
150,000.01 - 200,000.00                89.32        360          8
200,000.01 - 250,000.00                90.04        360          8
250,000.01 - 300,000.00                91.15        360          8
300,000.01 - 350,000.00                91.34        359          8
350,000.01 - 400,000.00                91.47        360          8
400,000.01 - 450,000.00                92.29        360          8
450,000.01 - 500,000.00                93.50        360          8
500,000.01 - 550,000.00                93.85        360          8
550,000.01 - 600,000.00                88.53        360          7
600,000.01 - 650,000.00                94.00        360          8
700,000.01 - 750,000.00                82.52        360          7
750,000.01 - 800,000.00                85.31        360          7
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Original Term to Maturity


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Original Term to Maturity      Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
(months)                        Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
180                                  11       $1,293,093.92        0.12            42.48      8.572        630           75.81
240                                   2          480,174.26        0.05            39.11      7.403        597           49.26
300                                   2          372,200.64        0.04            51.35      9.097        607           90.36
360                               4,606    1,037,802,783.81       99.79            42.90      8.053        635           83.34
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Original Term to Maturity          Ratio       Maturity     Age
(months)                         w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
180                                    75.81        180          8
240                                    49.26        240          7
300                                    90.36        300          7
360                                    90.48        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Remaining Term to Maturity

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Remaining Term to Maturity     Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
(months)                        Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
166 - 170                             2         $253,702.72        0.02            43.74      8.725        711           97.13
171 - 175                             9        1,039,391.20        0.10            42.18      8.535        610           70.61
231 - 235                             2          480,174.26        0.05            39.11      7.403        597           49.26
291 - 295                             2          372,200.64        0.04            51.35      9.097        607           90.36
341 - 345                             4          871,733.49        0.08            40.08      8.413        581           79.22
346 - 350                           123       26,694,172.33        2.57            44.83      8.061        638           80.75
351 - 355                         4,479    1,010,236,877.99       97.14            42.85      8.052        635           83.41
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Remaining Term to Maturity         Ratio       Maturity     Age
(months)                         w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
166 - 170                              97.13        180         10
171 - 175                              70.61        180          7
231 - 235                              49.26        240          7
291 - 295                              90.36        300          7
341 - 345                              79.22        360         17
346 - 350                              88.70        360         10
351 - 355                              90.54        360          7
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Credit Score*


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Credit Score                    Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
801 - 825                            14       $3,818,891.38        0.37            43.76      7.243        806           80.70
776 - 800                            45       12,844,526.02        1.24            36.90      6.746        784           81.46
751 - 775                            92       25,141,485.25        2.42            43.64      7.068        761           84.90
726 - 750                           152       39,511,945.70        3.80            43.40      7.175        738           84.26
701 - 725                           235       62,249,038.69        5.99            43.29      7.303        713           84.47
676 - 700                           351       88,380,399.63        8.50            43.10      7.609        687           84.38
651 - 675                           594      148,198,146.70       14.25            42.76      7.685        662           83.91
626 - 650                           814      197,249,606.37       18.97            43.41      7.907        638           83.66
601 - 625                           868      197,608,319.71       19.00            43.35      7.984        613           82.90
576 - 600                           490       95,809,751.82        9.21            42.71      8.584        589           83.73
551 - 575                           475       84,983,503.41        8.17            41.89      9.152        563           84.90
526 - 550                           230       40,208,793.86        3.87            41.97      9.402        538           79.41
501 - 525                           243       41,344,705.52        3.98            42.34      9.511        514           76.79
500 - 500                            18        2,599,138.57        0.25            36.59      9.614        500           72.08
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Credit Score                     w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
801 - 825                              88.00        360          8
776 - 800                              84.23        360          8
751 - 775                              93.38        359          8
726 - 750                              93.67        360          8
701 - 725                              93.78        360          8
676 - 700                              94.03        360          8
651 - 675                              94.34        360          8
626 - 650                              93.89        359          8
601 - 625                              90.00        360          8
576 - 600                              87.00        360          8
551 - 575                              85.18        360          7
526 - 550                              79.81        359          7
501 - 525                              77.12        360          7
500 - 500                              72.25        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



*"Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.







Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Property Type                   Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Single Family Resident            3,203     $688,916,168.02       66.25            42.43      8.098        628           83.02
Condominium                         520      110,884,089.20       10.66            43.23      7.840        649           83.78
PUD (Detached)                      438       99,638,389.60        9.58            42.47      8.291        629           84.55
Duplex                              299       92,678,687.72        8.91            45.60      7.710        663           82.40
Triplex                              71       26,455,500.99        2.54            44.30      8.101        670           85.52
PUD (Attached)                       90       21,375,417.10        2.06            44.85      8.041        636           85.83
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Property Type                    w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
Single Family Resident                 89.51        360          8
Condominium                            93.22        360          8
PUD (Detached)                         92.40        360          8
Duplex                                 92.43        359          8
Triplex                                87.13        360          7
PUD (Attached)                         92.62        359          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Occupancy Status


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Occupancy Status                Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Primary                           4,199     $956,267,123.20       91.95            42.98      8.041        631           83.09
Investor                            239       47,366,947.74        4.55            41.11      8.125        685           86.60
Secondary                           183       36,314,181.69        3.49            43.01      8.289        677           84.92
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Occupancy Status                 w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
Primary                                90.55        360          8
Investor                               86.74        359          7
Secondary                              92.63        360          7
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Documentation


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Documentation                   Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Full (w2 & Tax)                   1,984     $391,257,825.17       37.62            43.68      8.094        618           86.09
Stream-Stated (PITI)                918      232,680,149.86       22.37            44.24      8.155        669           81.25
Limited (12mo BS)                   853      200,917,752.65       19.32            41.03      7.796        629           85.14
Stated/Stated                       584      147,153,131.12       14.15            42.53      8.308        629           77.18
Lite (6mo BS)                       254       59,134,351.04        5.69            41.31      7.902        633           82.94
NINA                                 11        3,813,690.12        0.37            25.90      5.667        754           63.38
NIVA                                 11        3,503,981.07        0.34            17.55      6.479        707           92.05
Full-alt (24mo BS)                    6        1,487,371.60        0.14            31.18      6.952        642           83.84
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Documentation                    w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
Full (w2 & Tax)                        90.11        360          7
Stream-Stated (PITI)                   98.95        360          8
Limited (12mo BS)                      90.28        359          7
Stated/Stated                          77.91        360          8
Lite (6mo BS)                          92.47        360          8
NINA                                   63.38        360          9
NIVA                                   92.05        360          8
Full-alt (24mo BS)                     96.16        360          7
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8




Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Loan Purpose

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Loan Purpose                    Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Refinance - Cashout               2,284     $526,868,385.88       50.66            42.67      8.035        622           82.88
Purchase                          2,129      464,046,594.17       44.62            43.14      8.111        648           83.51
Refinance - Rate Term               208       49,033,272.58        4.71            42.98      7.711        646           86.11
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Loan Purpose                     w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
Refinance - Cashout                    85.12        360          8
Purchase                               96.69        360          8
Refinance - Rate Term                  88.52        358          7
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Product Type


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Product Type                    Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
0.5/29.5 6ML                          3         $523,831.88        0.05            43.41     10.232        653           78.20
10/20 6ML                            64       15,645,486.98        1.50            41.78      7.432        687           88.99
10/20 6ML with 10 yr IO              71       20,472,184.88        1.97            38.09      6.583        710           85.50
10/20 6ML with 5 yr IO                4        1,063,655.58        0.10            36.83      6.639        644           75.72
10/20 6ML 30/40 BALLOON              30        7,234,389.41        0.70            39.25      7.214        681           88.98
10/20 6ML 30/50 BALLOON              40       12,176,272.33        1.17            45.69      7.076        662           85.11
15 YR FIXED                          11        1,293,093.92        0.12            42.48      8.572        630           75.81
20 YR FIXED                           2          480,174.26        0.05            39.11      7.403        597           49.26
25 YR FIXED                           2          372,200.64        0.04            51.35      9.097        607           90.36
2/28 6ML                          1,078      190,769,383.06       18.34            41.44      8.593        623           83.71
2/28 6ML with 10 yr IO               36        8,720,337.82        0.84            38.30      7.426        662           83.84
2/28 6ML with 5 yr IO               218       58,945,030.03        5.67            40.09      7.216        659           83.28
2/28 6ML 30/40 BALLOON            1,047      236,940,298.43       22.78            43.48      8.306        624           82.95
2/28 6ML 30/50 BALLOON            1,174      310,927,989.90       29.90            44.65      7.984        627           82.04
30 YR FIXED                         295       42,522,645.92        4.09            40.14      8.764        609           82.57
30 YR FIXED with 10 yr IO            13        2,946,452.57        0.28            38.08      7.300        639           84.68
30/40 BALLOON                        85       14,445,500.96        1.39            42.54      8.465        607           80.56
30/50 BALLOON                        53       11,398,989.38        1.10            45.19      8.015        602           80.64
3/27 6ML                             48        8,672,746.84        0.83            42.09      8.481        634           86.53
3/27 6ML with 10 yr IO                4        1,254,923.24        0.12            42.30      7.048        658           88.95
3/27 6ML with 5 yr IO                13        3,204,141.74        0.31            36.92      7.357        644           89.45
3/27 6ML 30/40 BALLOON               31        7,380,888.12        0.71            43.30      8.174        616           88.74
3/27 6ML 30/50 BALLOON               39       10,773,290.75        1.04            47.10      8.131        622           88.14
5/25 6ML                             85       21,994,027.67        2.11            41.84      7.509        704           85.83
5/25 6ML with 10 yr IO               17        4,749,566.96        0.46            40.12      6.657        711           86.50
5/25 6ML with 5 yr IO                67       19,341,196.89        1.86            40.22      6.725        697           85.65
5/25 6ML 30/40 BALLOON               43       11,732,898.26        1.13            46.37      7.187        699           84.88
5/25 6ML 30/50 BALLOON               43       12,531,822.22        1.21            45.87      7.330        685           87.32
7/23 6ML                              1          422,310.77        0.04            38.00      7.900        671           85.00
7/23 6ML with 10 yr IO                1          190,000.00        0.02            36.00      7.250        780           95.00
7/23 6ML with 5 yr IO                 1          427,500.00        0.04            50.00      7.550        655           95.00
7/23 6ML 30/50 BALLOON                2          395,021.22        0.04            47.28      7.223        741           95.58
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Product Type                     w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
0.5/29.5 6ML                           78.20        360          7
10/20 6ML                              89.95        360          7
10/20 6ML with 10 yr IO                86.95        360          8
10/20 6ML with 5 yr IO                 75.72        360          7
10/20 6ML 30/40 BALLOON                89.53        360          8
10/20 6ML 30/50 BALLOON                87.45        360          8
15 YR FIXED                            75.81        180          8
20 YR FIXED                            49.26        240          7
25 YR FIXED                            90.36        300          7
2/28 6ML                               89.23        360          8
2/28 6ML with 10 yr IO                 91.41        360          7
2/28 6ML with 5 yr IO                  95.01        360          8
2/28 6ML 30/40 BALLOON                 91.00        360          8
2/28 6ML 30/50 BALLOON                 91.98        360          8
30 YR FIXED                            83.50        360          8
30 YR FIXED with 10 yr IO              88.42        360          8
30/40 BALLOON                          83.22        360          8
30/50 BALLOON                          84.58        360          8
3/27 6ML                               89.17        360          8
3/27 6ML with 10 yr IO                 93.85        360          8
3/27 6ML with 5 yr IO                  93.34        360          8
3/27 6ML 30/40 BALLOON                 89.65        360          8
3/27 6ML 30/50 BALLOON                 91.46        360          8
5/25 6ML                               89.22        360          7
5/25 6ML with 10 yr IO                 92.01        360          8
5/25 6ML with 5 yr IO                  89.90        360          8
5/25 6ML 30/40 BALLOON                 90.16        360          8
5/25 6ML 30/50 BALLOON                 92.28        360          7
7/23 6ML                               85.00        360          9
7/23 6ML with 10 yr IO                 95.00        360          7
7/23 6ML with 5 yr IO                  95.00        360          8
7/23 6ML 30/50 BALLOON                 95.58        360          7
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Duration of Original Interest Only Period

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Original IO Term (Months)       Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
  0                               4,176     $918,633,262.92       88.33            43.33      8.189        629           83.17
 60                                 303       82,981,524.24        7.98            40.00      7.101        667           84.03
120                                 142       38,333,465.47        3.69            38.52      6.858        692           85.34
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Original IO Term (Months)        w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
  0                                    90.23        360          8
 60                                    93.50        360          8
120                                    88.97        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Lien Position


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Lien Position                   Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
1                                 4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Lien Position                    w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
1                                      90.45        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Original Prepayment Penalty Term


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Original Prepayment Penalty    Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Term (Months)                   Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
 0                                1,480     $354,908,652.11       34.13            43.66      8.210        636           84.30
 6                                    1           75,746.68        0.01            23.00     10.995        564           80.00
12                                  130       31,123,051.86        2.99            42.18      8.517        644           81.87
24                                2,349      519,283,614.84       49.93            42.66      8.030        628           82.50
36                                  661      134,557,187.14       12.94            41.96      7.625        654           84.21
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Original Prepayment Penalty        Ratio       Maturity     Age
Term (Months)                    w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
 0                                     90.14        360          8
 6                                     80.00        360          9
12                                     89.46        360          8
24                                     91.73        360          8
36                                     86.52        358          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution (by City)

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
City                            Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
LOS ANGELES, CA                      58      $21,102,423.97        2.03            43.94      7.690        651           78.11
MIAMI , FL                           98       21,095,694.26        2.03            44.25      8.022        626           81.17
CHICAGO , IL                         81       20,435,874.85        1.97            43.10      8.081        638           85.70
BRONX , NY                           36       15,119,052.56        1.45            45.55      7.394        672           82.77
BROOKLYN , NY                        36       14,970,788.22        1.44            42.07      7.658        675           79.17
SACRAMENTO , CA                      39        9,837,882.33        0.95            42.87      7.638        635           83.63
PHOENIX , AZ                         54        9,393,324.35        0.90            41.82      8.163        648           83.02
FONTANA , CA                         29        9,189,699.93        0.88            40.35      7.266        652           80.12
RIVERSIDE , CA                       26        8,543,034.12        0.82            43.03      7.249        647           81.13
BAKERSFIELD, CA                      36        8,393,094.87        0.81            44.18      7.383        648           82.77
LANCASTER , CA                       27        7,595,776.28        0.73            40.45      7.272        650           85.12
ORLANDO , FL                         40        7,446,207.81        0.72            41.46      8.319        629           83.38
LAS VEGAS , NV                       28        6,941,682.68        0.67            43.64      8.232        635           82.72
KISSIMMEE , FL                       32        6,827,441.08        0.66            40.26      8.184        654           83.90
NEWARK , NJ                          18        6,408,901.09        0.62            44.81      8.317        662           87.18
SAN DIEGO , CA                       22        6,307,544.87        0.61            42.12      7.648        678           83.99
PALMDALE , CA                        21        6,096,841.82        0.59            42.03      7.423        637           81.77
HOUSTON , TX                         49        5,973,220.77        0.57            40.85      9.386        622           86.58
MORENO VALL, CA                      18        5,737,091.72        0.55            44.65      7.773        627           85.31
FRESNO , CA                          27        5,522,482.49        0.53            43.17      7.942        654           81.90
Other                             3,846      837,010,192.56       80.49            42.87      8.110        632           83.52
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
City                             w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
LOS ANGELES, CA                        88.65        360          8
MIAMI , FL                             88.30        359          7
CHICAGO , IL                           88.48        360          8
BRONX , NY                             90.99        360          7
BROOKLYN , NY                          87.10        360          7
SACRAMENTO , CA                        91.79        360          7
PHOENIX , AZ                           90.73        360          8
FONTANA , CA                           89.53        360          8
RIVERSIDE , CA                         88.64        360          8
BAKERSFIELD, CA                        94.64        360          8
LANCASTER , CA                         96.50        360          8
ORLANDO , FL                           91.89        360          8
LAS VEGAS , NV                         91.10        360          8
KISSIMMEE , FL                         94.40        360          8
NEWARK , NJ                            92.56        360          7
SAN DIEGO , CA                         91.34        360          8
PALMDALE , CA                          91.10        360          8
HOUSTON , TX                           95.21        360          7
MORENO VALL, CA                        92.92        360          7
FRESNO , CA                            90.61        360          8
Other                                  90.42        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8










Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution (by State)*

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Geographic Distribution         Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
California                        1,127     $338,384,256.00       32.54            43.24      7.518        645           80.64
Florida                             651      128,516,764.49       12.36            42.47      8.169        631           82.55
New York                            298       93,470,018.35        8.99            44.98      7.780        655           81.79
Illinois                            275       58,890,190.09        5.66            43.46      8.363        628           86.23
New Jersey                          215       57,558,446.81        5.53            44.90      8.239        631           84.71
Massachusetts                       159       43,638,485.28        4.20            43.26      7.535        660           85.67
Maryland                            169       38,997,831.21        3.75            42.96      8.285        623           84.97
Texas                               317       38,489,961.17        3.70            40.15      9.250        608           86.80
Washington                          166       37,269,402.72        3.58            41.97      8.309        610           84.66
Arizona                             131       25,326,821.64        2.44            42.13      8.266        645           83.33
Virginia                             91       18,512,679.03        1.78            41.70      8.477        619           84.59
Georgia                              99       14,629,396.63        1.41            40.02      9.203        605           88.81
Connecticut                          58       12,573,644.89        1.21            42.07      8.421        630           84.72
Tennessee                           102       12,015,548.46        1.16            42.15      9.022        610           87.24
Hawaii                               29       10,833,409.99        1.04            42.73      7.978        645           81.07
Pennsylvania                         74       10,809,782.19        1.04            41.48      8.718        609           86.36
Nevada                               44       10,720,774.74        1.03            42.60      8.194        635           84.81
Louisiana                            85        9,386,770.29        0.90            40.92      9.225        601           87.67
Oregon                               42        8,923,021.02        0.86            39.99      8.187        630           85.02
North Carolina                       38        6,164,245.76        0.59            43.45      9.176        606           85.78
Maine                                37        5,625,307.94        0.54            38.40      8.096        602           85.86
Mississippi                          53        5,436,294.50        0.52            38.76      9.650        588           92.26
Colorado                             29        5,390,330.22        0.52            45.50      8.901        617           87.94
District of Columbia                 15        4,409,565.79        0.42            41.03      8.128        626           81.17
Idaho                                24        4,276,380.08        0.41            42.24      8.220        613           84.09
Utah                                 21        4,085,977.97        0.39            39.60      8.261        633           87.53
Michigan                             35        3,886,862.66        0.37            40.71      8.828        629           91.06
New Hampshire                        17        3,327,669.98        0.32            44.39      8.512        606           86.29
Oklahoma                             25        3,083,097.77        0.30            37.41      9.182        616           90.46
South Carolina                       23        2,869,955.61        0.28            40.41      9.426        595           90.85
Minnesota                            14        2,610,085.69        0.25            48.71      8.077        616           86.74
Missouri                             21        2,393,362.56        0.23            40.47      9.333        606           85.67
Indiana                              24        2,199,594.18        0.21            36.39      9.251        627           90.30
Delaware                             11        2,150,560.87        0.21            43.63      8.409        627           86.80
Ohio                                 20        2,103,108.47        0.20            40.01      9.053        606           89.71
New Mexico                           13        1,828,776.40        0.18            41.32      9.685        585           84.15
Arkansas                             17        1,674,957.01        0.16            34.48      9.394        604           89.01
Kentucky                             13        1,650,020.11        0.16            41.01      8.775        615           91.23
Rhode Island                          4        1,034,958.69        0.10            46.62      8.281        624           86.87
Wisconsin                             8          897,037.78        0.09            47.22      9.509        584           82.03
Vermont                               3          756,992.38        0.07            49.74      8.460        601           91.61
Montana                               3          631,991.27        0.06            33.03      8.949        588           87.81
West Virginia                         4          597,303.26        0.06            40.35      8.276        616           74.65
Iowa                                  5          461,187.79        0.04            41.07      9.812        599           88.32
Kansas                                6          448,709.75        0.04            39.05     10.259        590           87.12
Nebraska                              2          358,559.00        0.03            38.03      9.236        550           85.00
Wyoming                               2          305,843.82        0.03            28.75      8.489        629           92.12
Alabama                               1          219,402.97        0.02            51.00     10.100        684          100.00
South Dakota                          1          122,907.35        0.01            40.00      8.990        543           88.72
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Geographic Distribution          w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
California                             90.25        360          8
Florida                                90.47        360          7
New York                               91.06        360          7
Illinois                               89.41        360          7
New Jersey                             90.03        360          8
Massachusetts                          89.37        359          7
Maryland                               90.85        360          8
Texas                                  93.73        359          8
Washington                             89.05        360          7
Arizona                                91.73        360          8
Virginia                               89.29        360          8
Georgia                                91.79        360          8
Connecticut                            89.05        360          8
Tennessee                              92.84        358          8
Hawaii                                 91.61        360          7
Pennsylvania                           89.81        360          7
Nevada                                 92.04        360          8
Louisiana                              91.05        359          7
Oregon                                 89.97        360          7
North Carolina                         89.40        360          7
Maine                                  85.86        358          8
Mississippi                            93.62        360          7
Colorado                               91.21        360          7
District of Columbia                   87.83        360          8
Idaho                                  85.77        360          7
Utah                                   90.33        360          8
Michigan                               91.94        360          8
New Hampshire                          87.68        343          7
Oklahoma                               92.50        354          8
South Carolina                         93.05        360          8
Minnesota                              89.71        360          8
Missouri                               90.43        360          8
Indiana                                92.16        360          8
Delaware                               93.61        360          8
Ohio                                   92.64        360          8
New Mexico                             87.41        360          8
Arkansas                               91.65        360          7
Kentucky                               92.90        360          8
Rhode Island                           91.33        360         10
Wisconsin                              85.74        360          8
Vermont                                91.61        360          8
Montana                                94.56        360          8
West Virginia                          81.79        360          9
Iowa                                   94.95        360          8
Kansas                                 89.75        360          7
Nebraska                               85.00        360          9
Wyoming                                92.12        360          8
Alabama                               100.00        360         11
South Dakota                           88.72        360          6
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8

* geographic distribution includes the District of Columbia




Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Zip Code Distribution

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
ZIP                             Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
92335                                14       $4,265,700.26        0.41            39.70      7.023        678           84.72
93535                                16        3,912,933.84        0.38            42.40      7.565        641           83.28
92376                                10        3,406,033.95        0.33            45.47      7.796        619           86.14
92336                                 9        3,034,016.69        0.29            42.02      7.531        635           75.54
94565                                 8        2,950,994.20        0.28            40.32      7.934        654           79.84
92345                                11        2,904,221.36        0.28            35.87      7.831        633           85.06
11208                                 6        2,853,520.85        0.27            45.42      7.705        659           85.30
93552                                 9        2,804,737.49        0.27            42.43      7.621        628           80.12
93536                                 8        2,693,583.85        0.26            37.33      6.781        650           85.48
60639                                 9        2,670,952.47        0.26            47.06      8.780        604           79.82
Other                             4,521    1,008,451,557.67       96.97            42.93      8.067        634           83.34
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
ZIP                              w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
92335                                  93.47        360          8
93535                                  97.64        360          8
92376                                  89.54        360          7
92336                                  87.15        360          7
94565                                  94.46        360          8
92345                                  93.05        360          9
11208                                  93.80        360          7
93552                                  89.81        360          8
93536                                  96.71        360          8
60639                                  81.95        360          8
Other                                  90.40        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



Gross Margins - (Adjustable Loans Only)


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Gross Margin (%)                Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
2.501 - 3.000                         9       $2,799,040.72        0.29            30.14      5.484        751           70.06
3.001 - 3.500                         3          965,000.00        0.10            17.15      6.159        711           89.39
3.501 - 4.000                         5        1,460,840.49        0.15            49.69      6.869        698           68.95
4.001 - 4.500                         4        1,124,848.55        0.12            27.17      6.978        707           85.86
4.501 - 5.000                        86       19,457,589.85        2.01            44.50      7.810        612           80.73
5.001 - 5.500                       431      105,369,789.97       10.90            43.02      7.544        636           81.37
5.501 - 6.000                       571      134,591,873.94       13.93            42.94      7.546        634           81.87
6.001 - 6.500                       938      224,120,169.16       23.19            43.03      7.921        636           82.37
6.501 - 7.000                       998      232,929,187.94       24.10            43.01      8.131        641           84.36
7.001 - 7.500                       583      129,295,652.93       13.38            43.23      8.400        632           85.10
7.501 - 8.000                       531      114,226,747.04       11.82            42.94      8.677        639           86.45
8.001 - 8.500                         1          148,454.39        0.02            46.00      8.990        735           85.00
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,160     $966,489,194.98      100.00            43.01      8.018        637           83.44


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Gross Margin (%)                 w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
2.501 - 3.000                          70.06        360         10
3.001 - 3.500                          89.39        360          8
3.501 - 4.000                          71.74        360          9
4.001 - 4.500                          94.85        360          6
4.501 - 5.000                          84.96        360          7
5.001 - 5.500                          91.32        360          8
5.501 - 6.000                          89.84        360          7
6.001 - 6.500                          89.91        360          8
6.501 - 7.000                          92.15        360          8
7.001 - 7.500                          92.10        360          8
7.501 - 8.000                          92.17        360          8
8.001 - 8.500                          85.00        360          9
----------------------------   -------------   --------   --------
Total:                                 90.97        360          8






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Initial Periodic Cap           Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
(%)                             Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
1.000                                15       $3,075,993.75        0.32            40.72      8.646        608           83.92
2.000                                 3          672,630.60        0.07            41.89      8.972        654           84.53
3.000                             3,848      881,616,982.69       91.22            43.21      8.115        632           83.16
3.040                                 1          297,058.23        0.03            49.00      9.100        556           85.00
5.000                               292       80,647,535.86        8.34            40.83      6.926        692           86.47
5.020                                 1          178,993.85        0.02            39.00      6.355        645           85.00
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,160     $966,489,194.98      100.00            43.01      8.018        637           83.44


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Initial Periodic Cap               Ratio       Maturity     Age
(%)                              w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
1.000                                  88.25        360          8
2.000                                  84.53        360         10
3.000                                  91.19        360          8
3.040                                  85.00        360          7
5.000                                  88.77        360          8
5.020                                  85.00        360          8
----------------------------   -------------   --------   --------
Total:                                 90.97        360          8



Subsequent Periodic Rate Cap - (Adjustable Loans Only)


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Subsequent Periodic            Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Cap (%)                         Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
1.000                             4,160     $966,489,194.98      100.00            43.01      8.018        637           83.44
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,160     $966,489,194.98      100.00            43.01      8.018        637           83.44


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Subsequent Periodic                Ratio       Maturity     Age
Cap (%)                          w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
1.000                                  90.97        360          8
----------------------------   -------------   --------   --------
Total:                                 90.97        360          8



Maximum Interest Rates - (Adjustable Loans Only)


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Maximum Mortgage               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Interest Rate (%)               Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
10.501 - 11.000                       1         $257,866.10        0.03             1.00      4.490        776           40.00
11.001 - 11.500                       2          781,525.00        0.08            31.86      4.934        792           61.48
11.501 - 12.000                       5        1,657,907.20        0.17            40.85      5.306        743           77.71
12.001 - 12.500                      60       19,550,602.91        2.02            42.22      5.846        709           83.01
12.501 - 13.000                     178       54,099,024.86        5.60            42.50      6.335        685           83.09
13.001 - 13.500                     424      119,491,859.83       12.36            43.09      6.821        671           83.35
13.501 - 14.000                     510      137,210,220.64       14.20            43.67      7.314        654           82.81
14.001 - 14.500                     791      197,390,225.63       20.42            43.36      7.809        645           83.05
14.501 - 15.000                     576      134,267,327.84       13.89            43.73      8.305        636           83.70
15.001 - 15.500                     659      137,909,851.33       14.27            42.81      8.788        616           83.09
15.501 - 16.000                     377       75,454,898.18        7.81            42.66      9.305        593           85.04
16.001 - 16.500                     321       55,223,276.23        5.71            41.91      9.772        570           84.54
16.501 - 17.000                     142       19,320,323.36        2.00            39.98     10.282        559           85.36
17.001 - 17.500                      82       10,341,451.93        1.07            41.40     10.754        560           86.04
17.501 - 18.000                      32        3,532,833.94        0.37            40.57     11.281        543           86.48
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,160     $966,489,194.98      100.00            43.01      8.018        637           83.44


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Maximum Mortgage                   Ratio       Maturity     Age
Interest Rate (%)                w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
10.501 - 11.000                        40.00        360         10
11.001 - 11.500                        61.48        360         10
11.501 - 12.000                        81.80        360          9
12.001 - 12.500                        89.72        360          8
12.501 - 13.000                        91.03        360          8
13.001 - 13.500                        92.71        360          8
13.501 - 14.000                        92.06        360          8
14.001 - 14.500                        92.23        360          8
14.501 - 15.000                        91.92        360          8
15.001 - 15.500                        89.67        360          8
15.501 - 16.000                        89.06        360          8
16.001 - 16.500                        87.49        360          7
16.501 - 17.000                        86.36        360          8
17.001 - 17.500                        86.80        360          8
17.501 - 18.000                        87.72        360          7
----------------------------   -------------   --------   --------
Total:                                 90.97        360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Minimum Interest Rates- (Adjustable Loans Only)

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
Minimum Mortgage               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Interest Rate (%)               Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
4.001 - 4.500                         1         $257,866.10        0.03             1.00      4.490        776           40.00
4.501 - 5.000                         2          781,525.00        0.08            31.86      4.934        792           61.48
5.001 - 5.500                         7        2,172,972.07        0.22            41.41      6.288        725           81.34
5.501 - 6.000                        63       20,149,588.85        2.08            42.13      5.893        707           82.90
6.001 - 6.500                       179       53,895,561.45        5.58            42.42      6.341        685           82.93
6.501 - 7.000                       428      120,815,107.37       12.50            43.09      6.856        670           83.57
7.001 - 7.500                       502      135,259,990.64       13.99            43.67      7.314        654           82.77
7.501 - 8.000                       804      200,519,445.36       20.75            43.28      7.810        645           83.04
8.001 - 8.500                       568      131,702,954.11       13.63            43.74      8.299        636           83.68
8.501 - 9.000                       661      139,018,503.88       14.38            42.93      8.783        617           83.16
9.001 - 9.500                       370       73,040,913.56        7.56            42.76      9.295        593           84.95
9.501 - 10.000                      328       57,170,439.55        5.92            41.95      9.776        570           84.34
10.001 - 10.500                     129       17,174,509.91        1.78            39.38     10.291        559           85.54
10.501 - 11.000                      85       10,770,652.46        1.11            41.38     10.748        559           86.02
11.001 - 11.500                      32        3,532,833.94        0.37            40.57     11.281        543           86.48
13.001 and over                       1          226,330.73        0.02            49.00     10.350        510           77.47
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,160     $966,489,194.98      100.00            43.01      8.018        637           83.44


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
Minimum Mortgage                   Ratio       Maturity     Age
Interest Rate (%)                w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
4.001 - 4.500                          40.00        360         10
4.501 - 5.000                          61.48        360         10
5.001 - 5.500                          85.05        360          9
5.501 - 6.000                          89.48        360          8
6.001 - 6.500                          90.96        360          8
6.501 - 7.000                          92.80        360          8
7.001 - 7.500                          92.02        360          8
7.501 - 8.000                          92.16        360          8
8.001 - 8.500                          91.95        360          8
8.501 - 9.000                          89.80        360          8
9.001 - 9.500                          89.02        360          7
9.501 - 10.000                         87.42        360          8
10.001 - 10.500                        86.33        360          7
10.501 - 11.000                        86.75        360          8
11.001 - 11.500                        87.72        360          7
13.001 and over                        77.47        360          7
----------------------------   -------------   --------   --------
Total:                                 90.97        360          8







Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Next Rate Adjustment Date       Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
12/1/2007                             1          $63,692.01        0.01            38.00     10.500        551           88.89
3/1/2008                              2          460,139.87        0.05            44.16     10.195        667           76.73
6/1/2008                              2          434,983.25        0.05            36.83      9.170        554           71.46
7/1/2008                              1          133,292.39        0.01            44.00     10.295        518           80.00
8/1/2008                              1          187,619.39        0.02            55.00      7.750        500           68.36
9/1/2008                              2          364,226.30        0.04            52.85      8.419        616           90.34
10/1/2008                             4          872,441.42        0.09            48.51      9.103        598           86.96
11/1/2008                            16        3,264,375.95        0.34            42.95      8.801        611           85.95
12/1/2008                            67       14,744,740.09        1.53            45.40      8.361        623           81.55
1/1/2009                            470      104,887,404.59       10.85            42.58      8.121        626           81.74
2/1/2009                          1,236      283,952,267.36       29.38            43.33      8.131        633           82.68
3/1/2009                          1,281      289,369,986.49       29.94            43.12      8.139        627           83.01
4/1/2009                            472      107,959,880.80       11.17            42.88      8.272        619           83.80
5/1/2009                              1          131,821.21        0.01            55.00      8.240        619           52.80
8/1/2009                              1          345,277.74        0.04            24.00      8.600        652           90.00
11/1/2009                             2          185,463.08        0.02            39.61      8.740        596           71.38
12/1/2009                             1          256,500.00        0.03            43.00      7.470        626           95.00
1/1/2010                             24        5,442,474.11        0.56            42.78      8.460        622           88.27
2/1/2010                             45       11,037,075.84        1.14            44.64      8.189        641           87.55
3/1/2010                             46       10,884,941.62        1.13            43.59      7.876        622           89.12
4/1/2010                             16        3,134,258.30        0.32            43.65      8.052        608           85.38
10/1/2011                             1          474,354.69        0.05            35.00      7.000        706           80.00
11/1/2011                             2          798,000.00        0.08            61.00      5.763        678           78.11
12/1/2011                             5        1,403,906.74        0.15            51.76      5.967        740           75.41
1/1/2012                             29        8,133,792.85        0.84            44.90      6.974        701           85.59
2/1/2012                             99       25,836,489.35        2.67            42.07      7.034        706           87.72
3/1/2012                             81       23,534,627.94        2.44            41.84      7.212        700           84.93
4/1/2012                             38       10,168,340.43        1.05            43.52      7.724        667           86.31
1/1/2014                              1          422,310.77        0.04            38.00      7.900        671           85.00
2/1/2014                              1          427,500.00        0.04            50.00      7.550        655           95.00
3/1/2014                              3          585,021.22        0.06            43.61      7.232        754           95.39
11/1/2016                             1          376,492.07        0.04            47.00      6.775        702           85.00
12/1/2016                             4        1,248,516.73        0.13             1.00      5.669        769           51.84
1/1/2017                             22        6,409,613.96        0.66            39.45      6.474        702           80.72
2/1/2017                             69       18,909,657.12        1.96            41.36      6.980        691           87.88
3/1/2017                             86       22,770,688.70        2.36            40.82      7.139        687           88.72
4/1/2017                             27        6,877,020.60        0.71            42.86      7.383        657           88.26
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,160     $966,489,194.98      100.00            43.01      8.018        637           83.44


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Next Rate Adjustment Date        w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
12/1/2007                              88.89        360         10
3/1/2008                               76.73        360          7
6/1/2008                               71.46        360         16
7/1/2008                               80.00        360         15
8/1/2008                               68.36        360         14
9/1/2008                               96.55        360         13
10/1/2008                              93.49        360         12
11/1/2008                              91.03        360         11
12/1/2008                              92.02        360         10
1/1/2009                               92.07        360          9
2/1/2009                               93.00        360          8
3/1/2009                               90.87        360          7
4/1/2009                               86.98        360          6
5/1/2009                               52.80        360          5
8/1/2009                               90.00        360         14
11/1/2009                              78.32        360         11
12/1/2009                              95.00        360         10
1/1/2010                               91.51        360          9
2/1/2010                               91.23        360          8
3/1/2010                               90.93        360          7
4/1/2010                               86.93        360          6
10/1/2011                              90.00        360         11
11/1/2011                              78.11        360         11
12/1/2011                              78.48        360         10
1/1/2012                               92.51        360          9
2/1/2012                               92.54        360          8
3/1/2012                               89.20        360          7
4/1/2012                               87.98        360          6
1/1/2014                               85.00        360          9
2/1/2014                               95.00        360          8
3/1/2014                               95.39        360          7
11/1/2016                              85.00        360         11
12/1/2016                              51.84        360         10
1/1/2017                               81.37        360          9
2/1/2017                               90.26        360          8
3/1/2017                               89.95        360          7
4/1/2017                               88.26        360          6
----------------------------   -------------   --------   --------
Total:                                 90.97        360          8





Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Debt-To-Income Ratio*

                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Debt-to-Income Ratio (%)        Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Not Available                        10       $3,418,249.02        0.33             0.00      6.267        723           79.74
0.01 - 5.00                          12        3,080,722.02        0.30             1.84      6.432        730           79.02
5.01 - 10.00                         15        2,972,667.02        0.29             7.67      7.951        657           79.52
10.01 - 15.00                        27        5,026,703.49        0.48            13.38      8.339        625           84.92
15.01 - 20.00                        63        9,397,593.29        0.90            18.30      8.248        623           84.14
20.01 - 25.00                       147       23,969,176.33        2.30            23.07      8.443        623           85.07
25.01 - 30.00                       250       46,523,943.55        4.47            28.24      8.080        629           84.50
30.01 - 35.00                       397       79,987,253.26        7.69            33.17      8.136        626           82.53
35.01 - 40.00                       722      151,565,407.25       14.57            38.24      8.120        631           82.68
40.01 - 45.00                     1,074      253,385,656.24       24.37            43.26      7.971        641           83.09
45.01 - 50.00                     1,415      340,211,069.22       32.71            48.28      8.185        632           82.59
50.01 - 55.00                       411       98,170,061.78        9.44            53.02      7.817        635           87.05
55.01 and over                       78       22,239,750.16        2.14            57.84      7.168        653           84.19
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Debt-to-Income Ratio (%)         w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
Not Available                          79.74        360          9
0.01 - 5.00                            79.02        360          8
5.01 - 10.00                           86.89        360          7
10.01 - 15.00                          87.38        360          7
15.01 - 20.00                          87.51        360          8
20.01 - 25.00                          89.47        360          8
25.01 - 30.00                          88.99        360          8
30.01 - 35.00                          87.72        359          8
35.01 - 40.00                          89.38        360          8
40.01 - 45.00                          91.62        360          8
45.01 - 50.00                          91.17        360          8
50.01 - 55.00                          91.12        359          7
55.01 and over                         89.79        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



*The "Debt-To-Income Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor's monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.



Delinquency Status(1)


                                                                % of
                                                              Mortgage
                                                                Loans                                              Weighted
                                              Aggregate          by                        Weighted                 Average
                                Number         Cut-off         Cut-off       Weighted      Average    Weighted     Original
                                  of            Date            Date         Average       Mortgage   Average      Combined
                               Mortgage       Principal       Principal   Debt-to-Income   Interest    Credit    Loan-to-Value
Delinquency Status              Loans        Balance ($)       Balance      Ratio (%)      Rate (%)    Score       Ratio (%)
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
0-29 days                         4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32
----------------------------   --------   -----------------   ---------   --------------   --------   --------   -------------
Total:                            4,621   $1,039,948,252.63      100.00            42.90      8.054        635           83.32


                                 Weighted      Weighted
                                  Average      Average
                                 Original      Original   Weighted
                                 Combined        Term     Average
                               Loan-to-Value      to        Loan
                                   Ratio       Maturity     Age
Delinquency Status               w ss (%)      (months)   (months)
----------------------------   -------------   --------   --------
0-29 days                              90.45        360          8
----------------------------   -------------   --------   --------
Total:                                 90.45        360          8



(1) A Mortgage Loan is "Delinquent" if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                     [BANC OF AMERICA SECURITIES LLC LOGO]
--------------------------------------------------------------------------------
   The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final offering document) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

   Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final offering document), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The asset-backed securities referred to in these materials are being offered solely to the recipient thereof. The information contained herein may not be reproduced in whole or in part and these materials must be returned to Banc of America Securities LLC upon request.

                        Asset Backed Funding Corporation
                   Asset-Backed Certificates, Series 2007-WMC1

                                Collateral Annex






                                October 29, 2007






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DISCLAIMER
--------------------------------------------------------------------------------

The information contained herein is furnished to you solely for your private information by Banc of America Securities LLC (the "Lead Underwriter") (and not by the issuer of the Offered Certificates (as defined herein) or any of its affiliates) to assist you in making a preliminary analysis of the Offered Certificates referenced herein. This information is not an offer to sell any Offered Certificates or other securities or a solicitation of an offer to buy such Offered Certificates or other securities or any other asset. The Lead Underwriter is acting in its capacity as Lead Underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. This information may not be reproduced in whole or in part, nor may it or any of its contents be distributed to anyone other than the prospective investor to whom it has been submitted by the Lead Underwriter.

The information contained herein (a) is preliminary, is expected to change, and does not contain all of the information that a prospective investor will need to make a full analysis of the proposed transaction, (b) supersedes all information relating to the subject securities that has been made available to you previously and (c) will be superseded in its entirety by any information made available to you after the date hereof, if any, as well as by the prospectus/offering document relating to the actual securities preliminarily discussed herein. In addition, the information contained herein is based on information obtained from third parties, the accuracy and completeness of which has not been verified by the Lead Underwriter. Any decision to invest in the Offered Certificates preliminarily described herein should be made only after reviewing the related final prospectus/offering document, conducting such investigations as you deem necessary and consulting you own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such Offered Certificates. Carefully consider the risk factors to be included in any prospectus/offering document for the Offered Certificates mentioned herein. Unless you understand and are able to tolerate those risks, you should not invest in the Offered Certificates.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changes in such assumptions may dramatically affect information such as weighted average lives, yields, principal payment periods, etc. The Lead Underwriter does not make any representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Lead Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the Offered Certificates or other securities mentioned herein or similar securities, and perform investment banking services for any entity mentioned herein.

The Offered Certificates, together with interest thereon, are not guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency or instrumentality thereof other than Fannie Mae. Fannie Mae will guarantee that required interest on the Offered Certificates and principal payments on the Principal Certificates (as defined herein) are distributed to investors as described herein. The Offered Certificates are exempt from registration under the Securities Act of 1933, as amended, and are "exempted securities" under the Securities Exchange Act of 1934, as amended.

                             CIRCULAR 230 DISCLOSURE
                             -----------------------

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, THE ISSUER OF THE OFFERED CERTIFICATES INFORMS YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                      TOTAL GROUP 2 MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------



Summary                                                              Total        Minimum         Maximum
                                                                     -----        -------         -------
----------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                                $538,436,458.68
Number of Loans                                                      1,052
Average Original Loan Balance                                  $512,793.21     $44,000.00    $1,439,600.00
Average Current Loan Balance                                   $511,821.73     $43,877.44    $1,436,690.25
(1) Weighted Average Combined Original LTV                           82.70%         13.92%          100.00%
(1) Weighted Average Combined Original LTV with silent
seconds                                                              90.22%         13.92%          100.00%
(1) Weighted Average Gross Coupon                                    7.389%         4.675%          11.120%
(1) (2) Weighted Average Gross Margin                                6.241%         2.750%           8.325%
(1) (2) Weighted Average Term to Next Rate Adjustment
        Date (months)                                                   38              5              114
(1) Weighted Average Remaining Term to Maturity (months)               352            173              355
(1) Weighted Average Credit Score                                      660            500              813
(1) (3) Weighted Average DTI                                         42.54%          1.00%           61.00%
----------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) Where DTI information is available



----------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                                      Total
                                                                                    Principal
                                                                                     Balance
                                                                                   ---------

Product Type                               Adjustable                                 95.04%
                                           Fixed                                       4.96%

Amortization Type                          Fully Amortizing Mortgage Loans            11.80%
                                           Interest Only Loans                        28.74%
                                           Balloon Loans                              59.46%

Lien:                                      First                                     100.00%

Property Type                              Single Family Residence                    74.43%
                                           Planned Unit Development                   13.66%
                                           Condo                                       5.94%
                                           Duplex                                      5.00%
                                           Triplex                                      .96%

Geographic Distribution (Top 5 States)     California                                 61.74%
                                           New York                                   10.00%
                                           Florida                                     4.36%
                                           Maryland                                    3.82%
                                           New Jersey                                  3.27%

Number of States (including District of
  Columbia)                                                                              35
Largest Zip Code Concentration             91306                                       0.89%
Loans with Prepayment Penalties at
  origination                                                                         74.44%
--------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

The Initial Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates



                                                    % of                                                           Weighted
                                                  Mortgage                                         Weighted         Average
                                                  Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                    Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Mortgage Interest   Mortgage       Principal      Principal    Income      Interest    Credit    Loan-to-Value      Ratio w
Rate (%)              Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
4.501 - 5.000               5     $3,210,018.81        0.60        32.06      4.830        758           77.37           77.37
5.001 - 5.500              21     14,036,838.81        2.61        33.78      5.346        744           76.66           78.90
5.501 - 6.000              94     53,723,434.19        9.98        38.04      5.834        728           79.26           85.11
6.001 - 6.500              95     51,601,372.89        9.58        40.51      6.301        695           83.51           89.73
6.501 - 7.000             202    103,490,740.21       19.22        43.14      6.801        670           83.36           91.30
7.001 - 7.500             145     74,252,128.81       13.79        43.38      7.304        659           82.13           91.94
7.501 - 8.000             202     98,419,772.11       18.28        43.98      7.795        639           82.89           91.95
8.001 - 8.500             100     47,764,442.95        8.87        44.18      8.282        631           82.25           92.27
8.501 - 9.000             110     53,720,795.02        9.98        44.87      8.809        625           84.88           91.35
9.001 - 9.500              40     20,290,613.59        3.77        42.48      9.252        602           84.13           87.92
9.501 - 10.000             25     11,927,305.29        2.22        44.66      9.774        587           87.26           89.89
10.001 - 10.500             7      3,895,719.34        0.72        42.41     10.302        594           89.28           91.37
10.501 - 11.000             5      1,681,214.47        0.31        41.34     10.737        516           79.09           79.09
11.001 - 11.500             1        422,062.19        0.08        41.00     11.120        507           80.00           80.00
-----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                  1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                    Weighted
                    Average
                    Original   Weighted
                    Term to    Average
Mortgage Interest   Maturity   Loan Age
Rate (%)            (months)   (months)
-----------------   --------   --------
4.501 - 5.000            360         10
5.001 - 5.500            360          9
5.501 - 6.000            360          8
6.001 - 6.500            360          8
6.501 - 7.000            360          7
7.001 - 7.500            360          8
7.501 - 8.000            360          8
8.001 - 8.500            360          8
8.501 - 9.000            360          8
9.001 - 9.500            360          8
9.501 - 10.000           360          7
10.001 - 10.500          360          8
10.501 - 11.000          360          7
11.001 - 11.500          360          7
-----------------   --------   --------
Total:                   360          8





Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Combined Loan-To-Value Ratio*

                                                    % of                                                           Weighted
                                                  Mortgage                                         Weighted         Average
                                                  Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
Original Combined   Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Loan-To-Value        Mortgage      Principal      Principal    Income      Interest    Credit    Loan-to-Value      Ratio w
(%)                   Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
10.01 - 15.00               1       $109,711.12        0.02        49.00      8.125        582           13.92           13.92
20.01 - 25.00               1         54,220.87        0.01        38.00      8.050        751           24.89           24.89
30.01 - 35.00               2        193,581.72        0.04        33.65      6.634        739           33.50           33.50
35.01 - 40.00               2        390,513.65        0.07        49.03      8.247        588           38.34           38.34
40.01 - 45.00               2        885,000.00        0.16        32.64      5.902        734           44.52           44.52
45.01 - 50.00               3      1,433,081.52        0.27        43.75      8.618        593           49.50           49.50
50.01 - 55.00               3      1,290,208.59        0.24        52.48      5.466        754           53.21           53.21
55.01 - 60.00              18     10,118,428.27        1.88        36.89      6.891        651           57.99           60.07
60.01 - 65.00              17      7,466,971.29        1.39        37.77      6.934        655           63.40           63.40
65.01 - 70.00              23     12,963,314.02        2.41        36.31      6.605        665           69.11           70.18
70.01 - 75.00              55     30,961,374.11        5.75        43.15      7.570        643           73.92           78.18
75.01 - 80.00             516    243,582,493.20       45.24        42.68      7.369        666           79.82           95.56
80.01 - 85.00              89     50,702,855.59        9.42        42.80      7.138        659           84.37           84.78
85.01 - 90.00             180    103,372,316.53       19.20        41.72      7.343        661           89.54           89.79
90.01 - 95.00             137     73,476,846.69       13.65        45.15      7.872        647           94.70           94.76
95.01 - 100.00              3      1,435,541.51        0.27        39.79      8.449        676          100.00          100.00
-----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                  1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                    Weighted
                    Average
                    Original   Weighted
Original Combined   Term to    Average
Loan-To-Value       Maturity   Loan Age
(%)                 (months)   (months)
-----------------   --------   --------

10.01 - 15.00            360          6
20.01 - 25.00            360         20
30.01 - 35.00            360          8
35.01 - 40.00            360          7
40.01 - 45.00            360          8
45.01 - 50.00            352          9
50.01 - 55.00            360          8
55.01 - 60.00            360          8
60.01 - 65.00            360          8
65.01 - 70.00            360          8
70.01 - 75.00            360          7
75.01 - 80.00            360          8
80.01 - 85.00            360          8
85.01 - 90.00            360          7
90.01 - 95.00            360          8
95.01 - 100.00           360          8
-----------------   --------   --------
Total:                   360          8




*The "Original Combined Loan-to-Value Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Combined Loan-to-Value Ratio with silent seconds*


                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                    Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
Original Combined    Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Loan-To-Value with   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Silent Seconds (%)     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
10.01 - 15.00                1       $109,711.12        0.02        49.00      8.125        582           13.92           13.92
20.01 - 25.00                1         54,220.87        0.01        38.00      8.050        751           24.89           24.89
30.01 - 35.00                2        193,581.72        0.04        33.65      6.634        739           33.50           33.50
35.01 - 40.00                2        390,513.65        0.07        49.03      8.247        588           38.34           38.34
40.01 - 45.00                2        885,000.00        0.16        32.64      5.902        734           44.52           44.52
45.01 - 50.00                3      1,433,081.52        0.27        43.75      8.618        593           49.50           49.50
50.01 - 55.00                3      1,290,208.59        0.24        52.48      5.466        754           53.21           53.21
55.01 - 60.00               16      8,838,106.13        1.64        39.81      6.866        653           57.76           57.95
60.01 - 65.00               17      7,466,971.29        1.39        37.77      6.934        655           63.40           63.40
65.01 - 70.00               23     13,263,767.01        2.46        35.03      6.643        663           68.60           69.05
70.01 - 75.00               44     22,905,346.73        4.25        42.54      7.461        639           73.69           73.69
75.01 - 80.00               91     45,356,685.60        8.42        41.30      7.236        648           79.32           79.42
80.01 - 85.00               90     50,728,167.80        9.42        42.46      7.149        658           84.07           84.43
85.01 - 90.00              190    109,360,408.35       20.31        41.86      7.417        658           88.63           89.53
90.01 - 95.00              167     88,959,622.72       16.52        44.66      7.819        653           91.78           94.70
95.01 - 100.00             400    187,201,065.58       34.77        43.07      7.366        670           80.24           99.81
------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                   1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                     Weighted
                     Average
                     Original   Weighted
Original Combined    Term to    Average
Loan-To-Value with   Maturity   Loan Age
Silent Seconds (%)   (months)   (months)
------------------   --------   --------
10.01 - 15.00             360          6
20.01 - 25.00             360         20
30.01 - 35.00             360          8
35.01 - 40.00             360          7
40.01 - 45.00             360          8
45.01 - 50.00             352          9
50.01 - 55.00             360          8
55.01 - 60.00             360          9
60.01 - 65.00             360          8
65.01 - 70.00             360          8
70.01 - 75.00             360          7
75.01 - 80.00             360          8
80.01 - 85.00             360          8
85.01 - 90.00             360          7
90.01 - 95.00             360          8
95.01 - 100.00            360          8
------------------   --------   --------
Total:                    360          8





*The "Original Combined Loan-to-Value Ratio with silent seconds" of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause
(i) above.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Principal Balance as of the Cut-off date


                                                            % of
                                                          Mortgage                                         Weighted
                                                          Loans by     Weighted    Weighted                 Average
                                           Aggregate       Cut-off     Average     Average    Weighted     Original
                            Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined
                             Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value
Principal Balance ($)         Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
-------------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------
50,000.00 or less                   3       $142,110.20        0.03        35.81      9.444        601           72.42
50,000.01 - 100,000.00             12        970,169.56        0.18        35.59      8.870        630           68.66
100,000.01 - 150,000.00            25      3,003,018.71        0.56        41.82      8.119        625           74.93
150,000.01 - 200,000.00            29      5,109,929.32        0.95        44.99      7.481        634           76.59
200,000.01 - 250,000.00            19      4,254,050.33        0.79        43.08      7.772        642           77.58
250,000.01 - 300,000.00            15      4,214,309.03        0.78        40.70      7.563        635           79.66
300,000.01 - 350,000.00             9      2,939,348.10        0.55        46.73      7.575        658           76.69
350,000.01 - 400,000.00            14      5,341,197.44        0.99        42.61      7.171        677           76.99
400,000.01 - 450,000.00           197     85,212,366.40       15.83        43.96      7.434        645           82.92
450,000.01 - 500,000.00           264    125,524,373.56       23.31        44.81      7.379        655           82.44
500,000.01 - 550,000.00           137     71,936,310.96       13.36        43.31      7.568        665           83.82
550,000.01 - 600,000.00           110     63,345,356.36       11.76        43.25      7.530        665           83.97
600,000.01 - 650,000.00            55     34,534,242.80        6.41        41.62      7.376        656           84.90
650,000.01 - 700,000.00            47     31,765,299.47        5.90        41.79      7.137        677           83.43
700,000.01 - 750,000.00            29     21,101,260.33        3.92        36.75      7.108        671           78.59
750,000.01 - 800,000.00            31     24,015,432.51        4.46        39.94      7.388        659           87.27
800,000.01 - 850,000.00            10      8,359,540.30        1.55        34.83      7.581        635           85.13
850,000.01 - 900,000.00            14     12,326,903.20        2.29        40.95      7.715        652           76.93
900,000.01 - 950,000.00             7      6,552,137.92        1.22        44.54      6.919        681           85.56
950,000.01 - 1,000,000.00           5      4,908,365.25        0.91        40.16      6.029        743           78.19
1,000,000.01 and over              20     22,880,736.93        4.25        34.36      6.862        692           79.90
-------------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------
Total:                          1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70


                              Weighted
                               Average      Weighted
                              Original      Average
                              Combined      Original   Weighted
                            Loan-to-Value   Term to    Average
                               Ratio w      Maturity   Loan Age
Principal Balance ($)          ss (%)       (months)   (months)
-------------------------   -------------   --------   --------
50,000.00 or less                   80.45        360          6
50,000.01 - 100,000.00              78.00        349          8
100,000.01 - 150,000.00             88.03        360          8
150,000.01 - 200,000.00             89.44        360          8
200,000.01 - 250,000.00             93.57        360          7
250,000.01 - 300,000.00             96.86        360          8
300,000.01 - 350,000.00             90.78        360          8
350,000.01 - 400,000.00             87.71        360          8
400,000.01 - 450,000.00             91.20        360          7
450,000.01 - 500,000.00             90.33        360          7
500,000.01 - 550,000.00             92.62        360          8
550,000.01 - 600,000.00             91.81        360          8
600,000.01 - 650,000.00             89.70        360          8
650,000.01 - 700,000.00             89.48        360          7
700,000.01 - 750,000.00             85.10        360          8
750,000.01 - 800,000.00             89.83        360          8
800,000.01 - 850,000.00             85.13        360          8
850,000.01 - 900,000.00             84.79        360          8
900,000.01 - 950,000.00             90.56        360          7
950,000.01 - 1,000,000.00           85.08        360         10
1,000,000.01 and over               86.46        360          8
-------------------------   -------------   --------   --------
Total:                              90.22        360          8




Original Term to Maturity


                                                   % of                                                           Weighted
                                                 Mortgage                                         Weighted         Average
                                                 Loans by     Weighted    Weighted                 Average        Original
                                  Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                   Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Original Term to   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Maturity (months)    Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------  ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
180                        1        $61,316.49        0.01        24.00      8.990        708           50.00           50.00
360                    1,051    538,375,142.19       99.99        42.54      7.389        660           82.70           90.22
-----------------  ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                   Weighted
                   Average
                   Original   Weighted
                    Term to    Average
Original Term to   Maturity   Loan Age
Maturity (months)   (months)   (months)
-----------------  --------   --------
180                     180          7
360                     360          8
-----------------  --------   --------
Total:                  360          8






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Remaining Term to Maturity



                                                  % of                                                           Weighted
                                                Mortgage                                         Weighted         Average
                                                Loans by     Weighted    Weighted                 Average        Original
                                 Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
Remaining Term    Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
to Maturity       Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
(months)            Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
---------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
171 - 175                 1        $61,316.49        0.01        24.00      8.990        708           50.00           50.00
336 - 340                 1         54,220.87        0.01        38.00      8.050        751           24.89           24.89
341 - 345                 1        863,806.53        0.16        48.00      9.100        544           57.78           57.78
346 - 350                43     24,061,158.38        4.47        35.76      6.762        686           80.91           86.90
351 - 355             1,006    513,395,956.41       95.35        42.83      7.415        659           82.83           90.44
---------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22





                  Weighted
                  Average
                  Original   Weighted
Remaining Term    Term to    Average
to Maturity       Maturity   Loan Age
(months)          (months)   (months)
---------------   --------   --------
171 - 175              180          7
336 - 340              360         20
341 - 345              360         15
346 - 350              360         10
351 - 355              360          7
---------------   --------   --------
Total:                 360          8






Credit Score*


                                               % of                                                           Weighted
                                             Mortgage                                         Weighted         Average      Weighted
                                             Loans by     Weighted    Weighted                 Average        Original      Average
                              Aggregate       Cut-off     Average     Average    Weighted     Original        Combined      Original
               Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value   Term to
               Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w      Maturity
Credit Score     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)       (months)
------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------   --------
801 - 825             11     $5,560,468.39        1.03        49.25      6.041        806           79.09           85.39        360
776 - 800             35     22,863,079.84        4.25        37.62      6.207        787           82.06           85.07        360
751 - 775             35     19,428,431.12        3.61        39.43      6.262        762           80.24           84.82        360
726 - 750             67     35,893,519.88        6.67        40.45      6.522        737           82.56           91.82        360
701 - 725            103     56,284,361.36       10.45        39.90      6.627        711           82.21           91.11        360
676 - 700            113     61,757,748.39       11.47        42.88      7.208        687           84.08           93.86        360
651 - 675            161     81,859,693.81       15.20        42.17      7.357        663           82.33           92.23        360
626 - 650            185     91,567,583.22       17.01        44.24      7.611        638           82.67           92.12        360
601 - 625            172     83,461,382.64       15.50        43.64      7.750        613           82.89           90.21        360
576 - 600             84     38,912,688.08        7.23        43.33      8.318        590           82.73           85.94        360
551 - 575             54     24,376,521.91        4.53        44.31      8.443        566           85.43           85.79        360
526 - 550             14      7,363,935.10        1.37        43.31      9.055        538           84.12           84.12        360
501 - 525             15      7,532,559.98        1.40        47.24      9.550        514           79.45           79.45        360
500 - 500              3      1,574,484.96        0.29        46.23      9.451        500           77.40           77.40        360
------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------   --------
Total:             1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22        360







               Weighted
               Average
               Loan Age
Credit Score   (months)
------------   --------
801 - 825             7
776 - 800             8
751 - 775             8
726 - 750             8
701 - 725             8
676 - 700             8
651 - 675             8
626 - 650             7
601 - 625             8
576 - 600             7
551 - 575             7
526 - 550             8
501 - 525             8
500 - 500             6
------------   --------
Total:                8





*"Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type


                                                         % of                                                           Weighted
                                                       Mortgage                                         Weighted         Average
                                                       Loans by     Weighted    Weighted                 Average        Original
                                        Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                         Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                         Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Property Type              Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Single Family Resident         794   $400,768,934.58       74.43        42.65      7.384        657           82.43           89.62
PUD (Detached)                 129     70,303,972.22       13.06        40.67      7.399        660           82.93           91.96
Condominium                     67     31,988,339.04        5.94        41.85      7.223        680           82.00           90.87
Duplex                          46     26,935,230.10        5.00        46.68      7.565        677           85.52           92.77
Triplex                          7      5,168,583.82        0.96        41.59      7.547        659           89.00           90.37
PUD (Attached)                   9      3,271,398.92        0.61        44.43      7.741        653           84.26           98.55
----------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                       1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                         Weighted
                         Average
                         Original   Weighted
                         Term to    Average
                         Maturity   Loan Age
Property Type            (months)   (months)
----------------------   --------   --------
Single Family Resident        360          8
PUD (Detached)                360          7
Condominium                   360          8
Duplex                        360          7
Triplex                       360          8
PUD (Attached)                360          7
----------------------   --------   --------
Total:                        360          8





Occupancy Status


                                                   % of                                                           Weighted
                                                 Mortgage                                         Weighted         Average
                                                 Loans by     Weighted    Weighted                 Average        Original
                                  Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                   Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Occupancy Status     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Primary                1,019   $521,627,359.63       96.88        42.65      7.377        659           82.69           90.16
Secondary                 22     11,077,855.39        2.06        41.63      7.426        700           79.91           93.71
Investor                  11      5,731,243.66        1.06        34.61      8.428        682           88.55           88.55
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22



                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
                   Maturity   Loan Age
Occupancy Status   (months)   (months)
----------------   --------   --------
Primary                 360          8
Secondary               360          8
Investor                360          8
----------------   --------   --------
Total:                  360          8





Documentation


                                                       % of                                                           Weighted
                                                     Mortgage                                         Weighted         Average
                                                     Loans by     Weighted    Weighted                 Average        Original
                                      Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                       Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                       Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Documentation            Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
--------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Limited (12mo BS)            320   $168,485,341.74       31.29        41.36      7.207        650           83.27           90.18
Full (w2 & Tax)              345    165,617,455.64       30.76        44.23      7.089        660           83.61           89.67
Stream-Stated (PITI)         171     84,100,311.82       15.62        45.71      7.978        682           81.29           98.89
Stated/Stated                124     65,108,238.25       12.09        44.02      8.145        644           80.51           81.67
Lite (6mo BS)                 58     31,538,539.98        5.86        43.31      7.872        638           84.09           92.83
NINA                          16     12,270,039.15        2.28        23.95      5.589        755           74.80           74.80
NIVA                          15      9,529,833.84        1.77         9.52      6.193        711           87.98           93.16
Full-alt (24mo BS)             3      1,786,698.26        0.33        28.09      7.256        643           91.48           91.48
--------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                     1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                       Weighted
                       Average
                       Original   Weighted
                       Term to    Average
                       Maturity   Loan Age
Documentation          (months)   (months)
--------------------   --------   --------
Limited (12mo BS)           360          8
Full (w2 & Tax)             360          7
Stream-Stated (PITI)        360          8
Stated/Stated               360          7
Lite (6mo BS)               360          7
NINA                        360          9
NIVA                        360          9
Full-alt (24mo BS)          360          6
--------------------   --------   --------
Total:                      360          8






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Loan Purpose


                                                       % of                                                           Weighted
                                                     Mortgage                                         Weighted         Average
                                                     Loans by     Weighted    Weighted                 Average        Original
                                      Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                       Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                       Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Loan Purpose             Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
---------------------  ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Refinance - Cashout          596   $309,347,354.67       57.45        42.65      7.342        652           82.86           86.73
Purchase                     401    197,697,126.57       36.72        42.70      7.531        670           82.70           96.62
Refinance - Rate Term         55     31,391,977.44        5.83        40.51      6.961        678           81.11           84.30
---------------------  ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                     1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                       Weighted
                       Average
                       Original   Weighted
                       Term to    Average
                       Maturity   Loan Age
Loan Purpose           (months)   (months)
---------------------  --------   --------
Refinance - Cashout         360          8
Purchase                    360          8
Refinance - Rate Term       360          8
---------------------  --------   --------
Total:                      360          8






Product Type

                                                             % of
                                                           Mortgage                                         Weighted
                                                           Loans by     Weighted    Weighted                 Average
                                            Aggregate       Cut-off     Average     Average    Weighted     Original
                             Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined
                             Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value
Product Type                   Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
--------------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------
0.5/29.5 6ML                         2     $1,240,952.33        0.23        32.88      9.499        651           88.19
10/20 6ML                            8      2,861,734.25        0.53        40.74      6.725        686           69.63
10/20 6ML with 10 yr IO             92     54,675,201.52       10.15        35.98      6.008        723           81.58
10/20 6ML with 5 yr IO               5      2,196,398.42        0.41        42.96      6.416        742           83.34
10/20 6ML 30/40 BALLOON             18      9,226,834.67        1.71        44.36      6.427        707           84.17
10/20 6ML 30/50 BALLOON             23     14,301,089.28        2.66        41.00      6.835        684           85.91
15 YR FIXED                          1         61,316.49        0.01        24.00      8.990        708           50.00
2/28 6ML                            78     38,170,809.54        7.09        40.60      8.407        632           82.90
2/28 6ML with 10 yr IO              12      6,321,334.36        1.17        44.55      7.136        646           81.80
2/28 6ML with 5 yr IO               84     42,779,583.37        7.95        41.44      6.918        677           83.03
2/28 6ML 30/40 BALLOON             153     76,659,770.43       14.24        44.96      8.028        630           82.76
2/28 6ML 30/50 BALLOON             312    162,764,016.55       30.23        45.98      7.830        633           83.15
30 YR FIXED                         38     11,417,404.60        2.12        39.06      7.886        640           80.14
30 YR FIXED with 10 yr IO            3      1,092,650.54        0.20        47.13      6.907        631           79.14
30/40 BALLOON                       15      5,264,146.14        0.98        40.45      7.555        632           79.96
30/50 BALLOON                       20      8,862,637.31        1.65        45.29      7.495        636           74.87
3/27 6ML                            10      3,704,549.33        0.69        41.81      8.305        633           75.96
3/27 6ML with 5 yr IO                6      3,368,413.34        0.63        36.70      7.105        643           85.38
3/27 6ML 30/40 BALLOON               2      2,530,111.91        0.47        25.29      7.706        609           80.00
3/27 6ML 30/50 BALLOON              19      9,598,671.93        1.78        42.43      7.539        626           84.43
5/25 6ML                            13      6,069,547.07        1.13        47.54      7.194        700           86.24
5/25 6ML with 10 yr IO              16     10,402,015.93        1.93        41.10      5.958        721           79.64
5/25 6ML with 5 yr IO               59     33,131,522.03        6.15        33.17      6.483        706           83.62
5/25 6ML 30/40 BALLOON              23     10,958,894.52        2.04        45.48      7.019        710           83.39
5/25 6ML 30/50 BALLOON              38     19,990,491.87        3.71        46.39      7.154        702           84.46
7/23 6ML with 10 yr IO               2        786,360.95        0.15        37.36      6.019        731           78.17
--------------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------
Total:                           1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70


                               Weighted
                                Average      Weighted
                               Original      Average
                               Combined      Original   Weighted
                             Loan-to-Value   Term to    Average
                                Ratio w      Maturity   Loan Age
Product Type                    ss (%)       (months)   (months)
--------------------------   -------------   --------   --------
0.5/29.5 6ML                         88.19        360          6
10/20 6ML                            72.89        360          8
10/20 6ML with 10 yr IO              84.85        360          8
10/20 6ML with 5 yr IO               83.34        360          8
10/20 6ML 30/40 BALLOON              89.49        360          7
10/20 6ML 30/50 BALLOON              89.56        360          8
15 YR FIXED                          50.00        180          7
2/28 6ML                             90.43        360          8
2/28 6ML with 10 yr IO               88.86        360          8
2/28 6ML with 5 yr IO                95.39        360          8
2/28 6ML 30/40 BALLOON               91.48        360          8
2/28 6ML 30/50 BALLOON               92.05        360          7
30 YR FIXED                          87.75        360          8
30 YR FIXED with 10 yr IO            91.86        360          9
30/40 BALLOON                        82.85        360          8
30/50 BALLOON                        80.29        360          8
3/27 6ML                             82.75        360          7
3/27 6ML with 5 yr IO                89.03        360          7
3/27 6ML 30/40 BALLOON               93.79        360          7
3/27 6ML 30/50 BALLOON               86.61        360          7
5/25 6ML                             91.58        360          7
5/25 6ML with 10 yr IO               81.30        360          9
5/25 6ML with 5 yr IO                88.51        360          8
5/25 6ML 30/40 BALLOON               96.29        360          8
5/25 6ML 30/50 BALLOON               93.16        360          7
7/23 6ML with 10 yr IO               78.17        360          7
--------------------------   -------------   --------   --------
Total:                               90.22        360          8






Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Duration of Original Interest Only Period


                                                       % of                                                           Weighted
                                                     Mortgage                                         Weighted         Average
                                                     Loans by     Weighted    Weighted                 Average        Original
                                      Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                       Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Original IO Term       Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
(Months)                 Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
--------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
0                            773   $383,682,978.22       71.26        44.40      7.772        643           82.83           90.89
60                           154     81,475,917.16       15.13        37.98      6.735        689           83.37           92.00
120                          125     73,277,563.30       13.61        37.63      6.112        715           81.25           84.72
--------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                     1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                       Weighted
                       Average
                       Original   Weighted
                       Term to    Average
Original IO Term       Maturity   Loan Age
(Months)               (months)   (months)
--------------------   --------   --------
0                           360          8
60                          360          8
120                         360          8
--------------------   --------   --------
Total:                      360          8



Lien Position

                                                 % of                                                           Weighted
                                               Mortgage                                         Weighted         Average
                                               Loans by     Weighted    Weighted                 Average        Original
                                Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                 Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                 Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Lien Position      Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
--------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
1                    1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22
--------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:               1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                 Weighted
                 Average
                 Original   Weighted
                 Term to    Average
                 Maturity   Loan Age
Lien Position    (months)   (months)
--------------   --------   --------
1                     360          8
--------------   --------   --------
Total:                360          8






Original Prepayment Penalty Term

                                                        % of                                                           Weighted
                                                      Mortgage                                         Weighted         Average
                                                      Loans by     Weighted    Weighted                 Average        Original
                                       Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                        Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Original Prepayment     Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Penalty Term (months)     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
---------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
0                             283   $137,639,586.31       25.56        44.74      7.963        648           83.85           91.40
12                             51     28,644,665.26        5.32        43.86      8.334        635           80.98           91.33
24                            420    212,139,006.37       39.40        44.08      7.510        641           82.71           92.13
36                            298    160,013,200.74       29.72        38.29      6.565        700           81.99           86.47
---------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                      1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22



                        Weighted
                        Average
                        Original   Weighted
                        Term to    Average
Original Prepayment     Maturity   Loan Age
Penalty Term (months)   (months)   (months)
---------------------   --------   --------
0                            360          7
12                           360          8
24                           360          8
36                           360          8
---------------------   --------   --------
Total:                       360          8





Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution (by City)

                                                   % of                                                           Weighted
                                                 Mortgage                                         Weighted         Average
                                                 Loans by     Weighted    Weighted                 Average        Original
                                  Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                   Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
City                 Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
LOS ANGELES, CA           39    $22,521,103.12        4.18        43.26      7.300        665           78.94           83.18
SAN JOSE , CA             22     11,830,268.96        2.20        44.54      6.933        684           80.62           93.66
SAN DIEGO , CA            16      8,730,741.97        1.62        41.63      7.166        670           82.01           88.71
CORONA , CA               10      5,751,242.18        1.07        42.91      6.621        665           82.95           93.72
LAS VEGAS , NV             8      5,078,945.01        0.94        37.48      7.589        671           82.28           86.87
RANCHO CUCA, CA           10      4,829,639.46        0.90        38.85      6.361        675           81.16           95.42
MIAMI , FL                11      4,702,296.97        0.87        44.76      8.241        634           80.40           89.67
BROOKLYN , NY              9      4,472,050.99        0.83        41.97      7.707        644           86.04           89.88
SIMI VALLEY, CA            8      4,313,862.01        0.80        34.96      6.701        670           85.23           91.07
RIVERSIDE , CA             6      4,268,933.21        0.79        41.74      7.934        616           80.86           82.74
HAYWARD , CA               9      4,247,892.27        0.79        44.97      7.105        689           81.09           96.36
FONTANA , CA               8      4,031,842.64        0.75        45.96      7.047        665           83.82           92.62
WINNETKA , CA              7      3,867,486.59        0.72        39.70      7.762        648           86.73           91.50
DALY CITY , CA             6      3,854,723.32        0.72        47.80      7.362        688           85.80           94.20
ANAHEIM , CA               8      3,851,319.64        0.72        50.24      6.151        698           77.32           82.24
SAN FRANCIS, CA            6      3,739,641.81        0.69        45.16      7.239        705           80.00          100.00
SANTA ANA , CA             7      3,685,944.61        0.68        38.32      7.240        652           81.75           95.04
SANTA CLARI, CA            7      3,616,713.14        0.67        45.79      6.520        708           83.82           91.57
IRVINE , CA                5      3,601,211.62        0.67        35.56      6.633        711           79.23           85.08
OAKLAND , CA               6      3,513,203.04        0.65        40.81      7.421        685           81.49           83.95
Other                    844    423,927,396.12       78.73        42.54      7.450        657           83.02           90.43
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
                   Maturity   Loan Age
City               (months)   (months)
----------------   --------   --------
LOS ANGELES, CA         360          8
SAN JOSE , CA           360          7
SAN DIEGO , CA          360          8
CORONA , CA             360          7
LAS VEGAS , NV          360          9
RANCHO CUCA, CA         360          8
MIAMI , FL              360          8
BROOKLYN , NY           360          7
SIMI VALLEY, CA         360          6
RIVERSIDE , CA          360          7
HAYWARD , CA            360          8
FONTANA , CA            360          7
WINNETKA , CA           360          7
DALY CITY , CA          360          7
ANAHEIM , CA            360          8
SAN FRANCIS, CA         360          8
SANTA ANA , CA          360          8
SANTA CLARI, CA         360          8
IRVINE , CA             360          8
OAKLAND , CA            360          8
Other                   360          8
----------------   --------   --------
Total:                  360          8





Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution (by State)*

                                                       % of                                                           Weighted
                                                     Mortgage                                         Weighted         Average
                                                     Loans by     Weighted    Weighted                 Average        Original
                                      Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                       Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Geographic             Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Distribution             Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
--------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
California                   600   $332,425,103.05       61.74        42.18      7.071        670           82.29           89.80
New York                     105     53,835,428.88       10.00        45.53      7.701        658           84.60           91.56
Florida                       52     23,484,466.69        4.36        43.95      8.205        639           81.96           91.62
Maryland                      40     20,579,468.64        3.82        45.43      8.110        619           82.56           90.09
New Jersey                    37     17,611,162.18        3.27        44.48      8.156        637           85.00           91.12
Massachusetts                 28     11,974,466.20        2.22        41.92      7.315        665           84.26           92.41
Washington                    25     11,084,898.49        2.06        44.20      7.908        640           85.26           92.33
Illinois                      19      8,699,720.47        1.62        42.97      7.949        628           82.66           88.05
Virginia                      17      8,423,105.42        1.56        36.03      8.477        633           84.91           91.32
Hawaii                        10      6,548,580.78        1.22        36.38      7.205        662           79.62           86.13
Nevada                         9      5,739,167.46        1.07        39.38      7.659        664           83.17           87.23
Texas                         19      5,377,800.58        1.00        38.50      8.117        653           80.58           93.52
Arizona                       17      5,080,080.69        0.94        42.73      7.625        629           76.81           87.28
Connecticut                   10      4,875,978.54        0.91        43.07      8.205        597           84.43           85.27
Georgia                       11      3,368,469.53        0.63        45.43      7.865        633           84.43           98.45
Pennsylvania                   6      2,278,627.90        0.42        35.72      7.720        667           86.31           89.21
District of Columbia           4      2,131,726.57        0.40        34.25      7.066        684           78.14           94.02
Idaho                          4      1,946,543.65        0.36        34.66      7.404        648           80.20           85.63
Oregon                         4      1,925,841.94        0.36        48.01      7.793        646           80.00           94.11
Michigan                       6      1,546,879.85        0.29        45.52      9.008        602           85.52           92.09
Colorado                       4      1,391,721.89        0.26        42.52      6.986        645           81.92           94.24
Utah                           2        995,046.86        0.18        30.00      8.515        690           80.00           80.00
Rhode Island                   1        977,527.68        0.18        30.00      8.250        601           80.00          100.00
Louisiana                      4        925,134.95        0.17        38.42      7.378        665           85.48           85.48
Indiana                        3        698,062.95        0.13        44.03      9.182        603           90.04           96.65
Minnesota                      1        673,301.47        0.13        47.00      8.900        681           80.00          100.00
Maine                          2        649,239.09        0.12        53.36      6.852        682           79.52           84.21
Tennessee                      3        606,068.43        0.11        25.06      8.270        670           80.00           98.29
Delaware                       1        531,709.34        0.10        44.00      9.400        662           80.00          100.00
Mississippi                    3        509,856.38        0.09        41.50      8.098        613           79.51           93.58
Kansas                         1        484,236.10        0.09        49.00      8.900        580           83.82           83.82
New Hampshire                  1        468,532.76        0.09        37.00      9.990        598           95.00           95.00
Vermont                        1        453,773.24        0.08        45.00      8.585        657           80.00           80.00
South Carolina                 1         90,852.59        0.02        20.00      9.270        602           70.00           70.00
Oklahoma                       1         43,877.44        0.01        48.00      9.870        578           80.00           80.00
--------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                     1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                       Weighted
                       Average
                       Original   Weighted
                       Term to    Average
Geographic             Maturity   Loan Age
Distribution           (months)   (months)
--------------------   --------   --------
California                  360          8
New York                    360          7
Florida                     360          8
Maryland                    360          7
New Jersey                  360          7
Massachusetts               360          7
Washington                  360          8
Illinois                    360          7
Virginia                    360          7
Hawaii                      360          7
Nevada                      360          9
Texas                       360          8
Arizona                     358          8
Connecticut                 360          7
Georgia                     360          8
Pennsylvania                360          7
District of Columbia        360          8
Idaho                       360          8
Oregon                      360          7
Michigan                    360          7
Colorado                    360          7
Utah                        360          8
Rhode Island                360         10
Louisiana                   360          8
Indiana                     360          7
Minnesota                   360          7
Maine                       360          7
Tennessee                   360          8
Delaware                    360          7
Mississippi                 360          7
Kansas                      360          6
New Hampshire               360          8
Vermont                     360          8
South Carolina              360          8
Oklahoma                    360          6
--------------------   --------   --------
Total:                      360          8



* geographic distribution includes the District of Columbia



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Zip Code Distribution


                                           % of                                                           Weighted
                                         Mortgage                                         Weighted         Average      Weighted
                                         Loans by     Weighted    Weighted                 Average        Original      Average
                          Aggregate       Cut-off     Average     Average    Weighted     Original        Combined      Original
           Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value   Term to
           Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w      Maturity
Zip          Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)       (months)
--------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------   --------
91306              9     $4,777,934.79        0.89        40.52      7.575        654           85.45           93.12        360
92336              7      3,607,251.49        0.67        45.72      7.004        669           83.68           93.51        360
90631              6      3,277,147.12        0.61        22.81      6.483        687           80.72           83.52        360
93065              6      3,270,584.08        0.61        28.51      6.414        678           85.19           89.93        360
94014              4      2,611,883.11        0.49        48.92      7.580        703           86.10           93.90        360
94513              5      2,452,625.61        0.46        48.36      8.476        627           87.03           94.75        360
11510              5      2,420,758.73        0.45        48.71      7.668        649           90.64           90.64        360
92673              3      2,409,808.22        0.45        27.24      6.275        696           68.95           73.92        360
11419              4      2,388,121.01        0.44        48.15      7.718        674           87.55           87.55        360
91791              4      2,378,987.91        0.44        44.07      6.620        664           82.30           87.34        360
Other            999    508,841,356.61       94.50        42.69      7.402        659           82.63           90.27        360
--------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------   --------
Total:         1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22        360







           Weighted
           Average
           Loan Age
Zip        (months)
--------   --------
91306             7
92336             8
90631             9
93065             6
94014             7
94513             8
11510             7
92673             8
11419             7
91791             8
Other             8
--------   --------
Total:            8





Gross Margins - (Adjustable Loans Only)


                                                   % of                                                           Weighted
                                                 Mortgage                                         Weighted         Average
                                                 Loans by     Weighted    Weighted                 Average        Original
                                  Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                   Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Gross Margin (%)     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
2.501 - 3.000             16    $11,695,482.93        2.29        24.10      5.432        742           80.35           83.19
3.001 - 3.500             10      6,799,681.10        1.33        21.16      6.028        745           76.86           78.09
3.501 - 4.000              6      3,652,114.39        0.71        27.60      6.629        711           87.22           89.36
4.501 - 5.000             28     15,099,818.49        2.95        35.89      6.246        693           72.97           77.02
5.001 - 5.500            157     77,006,405.88       15.05        44.18      6.888        667           79.55           89.62
5.501 - 6.000            178     90,590,195.01       17.70        43.38      7.145        655           82.72           91.42
6.001 - 6.500            226    119,702,754.15       23.39        41.49      7.356        660           83.20           90.70
6.501 - 7.000            162     83,507,710.14       16.32        44.97      7.667        655           83.96           92.32
7.001 - 7.500            104     56,362,616.66       11.01        44.50      8.089        641           87.08           92.95
7.501 - 8.000             87     46,870,765.64        9.16        44.35      8.362        654           85.64           91.72
8.001 - 8.500              1        450,759.21        0.09        37.00     10.325        613           95.00           95.00
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                   975   $511,738,303.60      100.00        42.59      7.375        661           82.93           90.52



                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
                   Maturity   Loan Age
Gross Margin (%)   (months)   (months)
----------------   --------   --------
2.501 - 3.000           360         10
3.001 - 3.500           360          9
3.501 - 4.000           360          9
4.501 - 5.000           360          8
5.001 - 5.500           360          7
5.501 - 6.000           360          7
6.001 - 6.500           360          8
6.501 - 7.000           360          8
7.001 - 7.500           360          8
7.501 - 8.000           360          8
8.001 - 8.500           360          8
----------------   --------   --------
Total:                  360          8





Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

                                                   % of                                                           Weighted
                                                 Mortgage                                         Weighted         Average
                                                 Loans by     Weighted    Weighted                 Average        Original
                                  Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                   Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Initial Periodic   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Cap (%)              Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
1.000                      5     $2,366,558.03        0.46        27.78      8.024        677           84.30           93.81
1.500                      1        479,928.50        0.09        50.00      8.775        643           82.09           82.09
2.000                      1        119,293.71        0.02        40.00      8.800        571           80.00           80.00
3.000                    747    382,439,691.99       74.73        44.39      7.736        644           83.10           92.04
5.000                    221    126,332,831.37       24.69        37.24      6.264        712           82.39           85.90
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                   975   $511,738,303.60      100.00        42.59      7.375        661           82.93           90.52




                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
Initial Periodic   Maturity   Loan Age
Cap (%)            (months)   (months)
----------------   --------   --------
1.000                   360          8
1.500                   360          7
2.000                   360         11
3.000                   360          8
5.000                   360          8
----------------   --------   --------
Total:                  360          8





Subsequent Periodic Rate Cap - (Adjustable Loans Only)

                                                      % of                                                           Weighted
                                                    Mortgage                                         Weighted         Average
                                                    Loans by     Weighted    Weighted                 Average        Original
                                     Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                      Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Subsequent Periodic   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Cap (%)                 Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
1.000                       973   $510,568,629.03       99.77        42.63      7.376        661           82.93           90.52
1.500                         1        479,928.50        0.09        50.00      8.775        643           82.09           82.09
2.000                         1        689,746.07        0.13         8.00      6.000        733           80.00          100.00
-------------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                      975   $511,738,303.60      100.00        42.59      7.375        661           82.93           90.52



                      Weighted
                      Average
                      Original   Weighted
                      Term to    Average
Subsequent Periodic   Maturity   Loan Age
Cap (%)               (months)   (months)
-------------------   --------   --------
1.000                      360          8
1.500                      360          7
2.000                      360         12
-------------------   --------   --------
Total:                     360          8




Maximum Interest Rates - (Adjustable Loans Only)


                                                    % of                                                           Weighted
                                                  Mortgage                                         Weighted         Average
                                                  Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                    Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Maximum Mortgage    Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Interest Rate (%)     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
11.001 - 11.500             5     $3,210,018.81        0.63        32.06      4.830        758           77.37           77.37
11.501 - 12.000            21     14,036,838.81        2.74        33.78      5.346        744           76.66           78.90
12.001 - 12.500            91     52,463,031.73       10.25        37.79      5.832        728           79.36           85.24
12.501 - 13.000            90     49,165,410.16        9.61        40.44      6.296        698           84.03           90.50
13.001 - 13.500           189     97,577,056.85       19.07        43.07      6.801        671           83.52           91.78
13.501 - 14.000           141     72,307,503.44       14.13        43.18      7.303        660           82.16           92.14
14.001 - 14.500           185     93,513,733.08       18.27        44.24      7.801        639           83.17           92.12
14.501 - 15.000            88     43,268,251.37        8.46        45.17      8.285        632           83.38           93.69
15.001 - 15.500            95     49,016,729.54        9.58        44.97      8.823        625           85.05           91.26
15.501 - 16.000            40     21,067,870.99        4.12        42.97      9.230        603           84.50           88.04
16.001 - 16.500            20     10,712,028.38        2.09        44.10      9.786        589           87.15           89.95
16.501 - 17.000             6      3,444,960.13        0.67        43.12     10.299        592           88.53           90.89
17.001 - 17.500             3      1,532,808.12        0.30        43.03     10.722        510           79.00           79.00
17.501 - 18.000             1        422,062.19        0.08        41.00     11.120        507           80.00           80.00
-----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                    975   $511,738,303.60      100.00        42.59      7.375        661           82.93           90.52




                    Weighted
                    Average
                    Original   Weighted
                    Term to    Average
Maximum Mortgage    Maturity   Loan Age
Interest Rate (%)   (months)   (months)
-----------------   --------   --------
11.001 - 11.500          360         10
11.501 - 12.000          360          9
12.001 - 12.500          360          8
12.501 - 13.000          360          8
13.001 - 13.500          360          7
13.501 - 14.000          360          8
14.001 - 14.500          360          8
14.501 - 15.000          360          7
15.001 - 15.500          360          8
15.501 - 16.000          360          8
16.001 - 16.500          360          7
16.501 - 17.000          360          7
17.001 - 17.500          360          7
17.501 - 18.000          360          7
-----------------   --------   --------
Total:                   360          8




Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Minimum Interest Rates- (Adjustable Loans Only)


                                                    % of                                                           Weighted
                                                  Mortgage                                         Weighted         Average
                                                  Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                    Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Minimum Mortgage    Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Interest Rate (%)     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------    ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
4.501 - 5.000               5     $3,210,018.81        0.63        32.06      4.830        758           77.37           77.37
5.001 - 5.500              22     14,202,953.08        2.78        33.86      5.383        742           76.70           79.09
5.501 - 6.000              93     53,456,878.98       10.45        37.93      5.868        725           79.33           85.31
6.001 - 6.500              90     49,165,410.16        9.61        40.44      6.296        698           84.03           90.50
6.501 - 7.000             188     96,945,411.68       18.94        43.01      6.800        671           83.50           91.75
7.001 - 7.500             142     73,123,748.91       14.29        43.41      7.308        660           82.36           92.19
7.501 - 8.000             184     92,733,335.64       18.12        44.12      7.797        639           83.10           92.16
8.001 - 8.500              86     42,704,086.99        8.34        45.17      8.286        632           83.42           93.68
8.501 - 9.000              97     50,023,414.01        9.78        45.07      8.823        625           85.13           91.21
9.001 - 9.500              38     20,061,186.52        3.92        42.62      9.251        602           84.28           88.00
9.501 - 10.000             19     10,261,269.17        2.01        44.41      9.762        588           86.80           89.72
10.001 - 10.500             7      3,895,719.34        0.76        42.41     10.302        594           89.28           91.37
10.501 - 11.000             3      1,532,808.12        0.30        43.03     10.722        510           79.00           79.00
11.001 - 11.500             1        422,062.19        0.08        41.00     11.120        507           80.00           80.00
----------------    ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                    975   $511,738,303.60      100.00        42.59      7.375        661           82.93           90.52





                    Weighted
                    Average
                    Original   Weighted
                    Term to    Average
Minimum Mortgage    Maturity   Loan Age
Interest Rate (%)   (months)   (months)
-----------------   --------   --------
4.501 - 5.000            360         10
5.001 - 5.500            360          9
5.501 - 6.000            360          8
6.001 - 6.500            360          8
6.501 - 7.000            360          7
7.001 - 7.500            360          7
7.501 - 8.000            360          8
8.001 - 8.500            360          7
8.501 - 9.000            360          8
9.001 - 9.500            360          8
9.501 - 10.000           360          7
10.001 - 10.500          360          8
10.501 - 11.000          360          7
11.001 - 11.500          360          7
-----------------   --------   --------
Total:                   360          8





Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)


                                                  % of                                                           Weighted
                                                Mortgage                                         Weighted         Average
                                                Loans by     Weighted    Weighted                 Average        Original
                                 Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                  Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Next Rate         Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Adjustment Date     Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
---------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
3/1/2008                  1       $444,299.86        0.09        47.00      9.990        600           84.95           84.95
4/1/2008                  1        796,652.47        0.16        25.00      9.225        680           90.00           90.00
7/1/2008                  1        863,806.53        0.17        48.00      9.100        544           57.78           57.78
11/1/2008                 4      1,735,798.28        0.34        45.96      8.210        598           88.00           96.25
12/1/2008                15      6,863,806.24        1.34        45.10      8.100        621           82.92           96.60
1/1/2009                 76     38,511,034.37        7.53        44.62      7.841        636           82.42           92.99
2/1/2009                227    118,248,926.34       23.11        44.33      7.731        646           82.88           92.75
3/1/2009                213    107,097,241.09       20.93        44.85      7.861        637           83.32           93.38
4/1/2009                102     52,924,748.84       10.34        43.86      7.797        630           83.21           87.31
5/1/2009                  1        450,152.56        0.09        45.00      7.500        623           85.00           85.00
11/1/2009                 1        119,293.71        0.02        40.00      8.800        571           80.00           80.00
12/1/2009                 1        492,690.27        0.10        50.00      9.925        578           60.00           60.00
1/1/2010                  2        435,164.43        0.09        44.34      8.395        624           80.00          100.00
2/1/2010                 13      7,301,481.30        1.43        40.54      7.314        632           82.59           87.54
3/1/2010                 13      5,832,657.59        1.14        41.52      7.671        639           84.20           88.41
4/1/2010                  7      5,020,459.21        0.98        32.45      7.734        618           82.40           87.17
11/1/2011                 3      2,567,212.84        0.50        61.00      5.972        746           86.17           86.17
12/1/2011                10      6,910,405.93        1.35        13.32      5.727        728           78.73           79.61
1/1/2012                 23     12,149,020.63        2.37        42.05      7.014        697           85.38           95.05
2/1/2012                 42     21,162,121.88        4.14        40.44      6.535        714           81.08           89.37
3/1/2012                 49     26,228,893.92        5.13        42.21      6.890        706           84.41           90.63
4/1/2012                 22     11,534,816.22        2.25        43.29      7.040        685           86.00           91.63
2/1/2014                  1        499,510.95        0.10        37.00      5.490        783           80.00           80.00
4/1/2014                  1        286,850.00        0.06        38.00      6.940        640           74.99           74.99
10/1/2016                 1        689,746.07        0.13         8.00      6.000        733           80.00          100.00
11/1/2016                 1        558,579.61        0.11        43.00      8.675        722           80.00          100.00
12/1/2016                 5      3,501,281.83        0.68        30.91      5.364        751           77.46           77.46
1/1/2017                 18     11,524,070.49        2.25        28.10      6.062        722           78.82           81.25
2/1/2017                 54     31,937,180.10        6.24        41.96      6.253        711           84.05           87.18
3/1/2017                 49     25,418,382.67        4.97        40.48      6.362        710           82.62           85.61
4/1/2017                 18      9,632,017.37        1.88        35.66      6.213        707           81.44           87.67
---------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                  975   $511,738,303.60      100.00        42.59      7.375        661           82.93           90.52



                  Weighted
                  Average
                  Original   Weighted
                  Term to    Average
Next Rate         Maturity   Loan Age
Adjustment Date   (months)   (months)
---------------   --------   --------
3/1/2008               360          7
4/1/2008               360          6
7/1/2008               360         15
11/1/2008              360         11
12/1/2008              360         10
1/1/2009               360          9
2/1/2009               360          8
3/1/2009               360          7
4/1/2009               360          6
5/1/2009               360          5
11/1/2009              360         11
12/1/2009              360         10
1/1/2010               360          9
2/1/2010               360          8
3/1/2010               360          7
4/1/2010               360          6
11/1/2011              360         11
12/1/2011              360         10
1/1/2012               360          9
2/1/2012               360          8
3/1/2012               360          7
4/1/2012               360          6
2/1/2014               360          8
4/1/2014               360          6
10/1/2016              360         12
11/1/2016              360         11
12/1/2016              360         10
1/1/2017               360          9
2/1/2017               360          8
3/1/2017               360          7
4/1/2017               360          6
---------------   --------   --------
Total:                 360          8




Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Debt-To-Income Ratio*

                                                   % of                                                           Weighted
                                                 Mortgage                                         Weighted         Average
                                                 Loans by     Weighted    Weighted                 Average        Original
                                  Aggregate       Cut-off     Average     Average    Weighted     Original        Combined
                   Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Debt-to-Income     Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Ratio (%)            Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Not Available              8     $3,918,611.53        0.73         0.00      5.972        725           83.91           86.05
0.01 - 5.00               19     14,298,140.82        2.66         1.69      6.048        722           79.86           82.73
5.01 - 10.00               6      4,145,259.53        0.77         8.56      7.066        659           82.79           95.46
10.01 - 15.00              5      3,013,431.83        0.56        12.97      7.485        659           83.76           88.17
15.01 - 20.00             14      6,309,419.00        1.17        18.05      6.699        672           80.14           87.91
20.01 - 25.00             21     10,470,859.30        1.94        24.30      7.245        665           82.22           90.44
25.01 - 30.00             43     21,123,921.05        3.92        28.17      7.136        666           80.58           87.21
30.01 - 35.00             59     31,537,832.77        5.86        33.24      7.072        668           80.29           87.99
35.01 - 40.00            121     59,377,402.56       11.03        38.01      7.424        654           82.89           88.52
40.01 - 45.00            240    126,149,916.53       23.43        43.21      7.514        659           83.17           91.52
45.01 - 50.00            368    182,499,973.96       33.89        48.36      7.634        656           82.40           92.00
50.01 - 55.00            128     62,821,505.96       11.67        53.33      7.314        646           85.54           89.53
55.01 and over            20     12,770,183.84        2.37        58.49      6.534        696           80.93           83.02
----------------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22




                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
Debt-to-Income     Maturity   Loan Age
Ratio (%)          (months)   (months)
----------------   --------   --------
Not Available           360          8
0.01 - 5.00             360          9
5.01 - 10.00            360          7
10.01 - 15.00           360          8
15.01 - 20.00           360          8
20.01 - 25.00           359          7
25.01 - 30.00           360          8
30.01 - 35.00           360          7
35.01 - 40.00           360          7
40.01 - 45.00           360          8
45.01 - 50.00           360          8
50.01 - 55.00           360          7
55.01 and over          360          9
----------------   --------   --------
Total:                  360          8





*The "Debt-To-Income Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor's monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.






Delinquency Status(1)


                                              % of                                                           Weighted
                                            Mortgage                                         Weighted         Average      Weighted
                                            Loans by     Weighted    Weighted                 Average        Original      Average
                             Aggregate       Cut-off     Average     Average    Weighted     Original        Combined      Original
              Number of    Cut-off Date       Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value   Term to
Delinquency   Mortgage       Principal      Principal     Income     Interest    Credit    Loan-to-Value      Ratio w      Maturity
Status          Loans       Balance ($)      Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)       (months)
-----------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------   --------
0-29 days         1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22        360
-----------   ---------   ---------------   ---------   ----------   --------   --------   -------------   -------------   --------
Total:            1,052   $538,436,458.68      100.00        42.54      7.389        660           82.70           90.22        360






              Weighted
              Average
Delinquency   Loan Age
Status        (months)
-----------   --------
0-29 days            8
-----------   --------
Total:               8


(1) A Mortgage Loan is "Delinquent" if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                     [BANC OF AMERICA SECURITIES LLC LOGO]
--------------------------------------------------------------------------------
       The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final offering document) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

       Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final offering document), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The asset-backed securities referred to in these materials are being offered solely to the recipient thereof. The information contained herein may not be reproduced in whole or in part and these materials must be returned to Banc of America Securities LLC upon request.

                        Asset Backed Funding Corporation
                   Asset-Backed Certificates, Series 2007-WMC1

                                Collateral Annex







                                October 29, 2007


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DESCLAIMER
--------------------------------------------------------------------------------
The information contained herein is furnished to you solely for your private information by Banc of America Securities LLC (the "Lead Underwriter") (and not by the issuer of the Offered Certificates (as defined herein) or any of its affiliates) to assist you in making a preliminary analysis of the Offered Certificates referenced herein. This information is not an offer to sell any Offered Certificates or other securities or a solicitation of an offer to buy such Offered Certificates or other securities or any other asset. The Lead Underwriter is acting in its capacity as Lead Underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. This information may not be reproduced in whole or in part, nor may it or any of its contents be distributed to anyone other than the prospective investor to whom it has been submitted by the Lead Underwriter.

The information contained herein (a) is preliminary, is expected to change, and does not contain all of the information that a prospective investor will need to make a full analysis of the proposed transaction, (b) supersedes all information relating to the subject securities that has been made available to you previously and (c) will be superseded in its entirety by any information made available to you after the date hereof, if any, as well as by the prospectus/offering document relating to the actual securities preliminarily discussed herein. In addition, the information contained herein is based on information obtained from third parties, the accuracy and completeness of which has not been verified by the Lead Underwriter. Any decision to invest in the Offered Certificates preliminarily described herein should be made only after reviewing the related final prospectus/offering document, conducting such investigations as you deem necessary and consulting you own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such Offered Certificates. Carefully consider the risk factors to be included in any prospectus/offering document for the Offered Certificates mentioned herein. Unless you understand and are able to tolerate those risks, you should not invest in the Offered Certificates.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changes in such assumptions may dramatically affect information such as weighted average lives, yields, principal payment periods, etc. The Lead Underwriter does not make any representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Lead Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the Offered Certificates or other securities mentioned herein or similar securities, and perform investment banking services for any entity mentioned herein.

The Offered Certificates, together with interest thereon, are not guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency or instrumentality thereof other than Fannie Mae. Fannie Mae will guarantee that required interest on the Offered Certificates and principal payments on the Principal Certificates (as defined herein) are distributed to investors as described herein. The Offered Certificates are exempt from registration under the Securities Act of 1933, as amended, and are "exempted securities" under the Securities Exchange Act of 1934, as amended.

                             CIRCULAR 230 DISCLOSURE
                             -----------------------

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, THE ISSUER OF THE OFFERED CERTIFICATES INFORMS YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------




Summary                                                                         Total          Minimum          Maximum
                                                                                -----          -------          -------
-------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                                         $1,578,384,711.31
Number of Loans                                                                 5,673
Average Original Loan Balance                                             $278,861.25       $27,900.00    $1,439,600.00
Average Current Loan Balance                                              $278,227.52       $27,765.22    $1,436,690.25
(1) Weighted Average Combined Original LTV                                      83.10%           12.30%          100.00%
(1) Weighted Average Combined Original LTV with silent seconds                  90.37%           12.30%          100.01%
(1) Weighted Average Gross Coupon                                               7.827%           4.490%          11.620%
(1) (2) Weighted Average Gross Margin                                           6.426%           2.750%           8.325%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                30                2              114
(1) Weighted Average Remaining Term to Maturity (months)                          352              170              355
(1) Weighted Average Credit Score                                                 643              500              823
(1) (3) Weighted Average DTI                                                    42.78%            1.00%           61.00%
------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) Where DTI information is available


                                                          Percent of Total Principal Balance

 Product Type                                Adjustable                               93.65%
                                             Fixed                                     6.35%

 Amortization Type                           Fully Amortizing Mortgage Loans          21.94%
                                             Interest Only Loans                      17.49%
                                             Balloon Loans                            60.57%

 Lien:                                       First                                   100.00%

 Property Type                               Single Family Residence                 69.04%
                                             Planned Unit Development                12.33%
                                             Condo                                    9.05%
                                             Duplex                                   7.58%
                                             Triplex                                  2.00%

 Geographic Distribution (Top 5 States)      California                              42.50%
                                             Florida                                  9.63%
                                             New York                                 9.33%
                                             New Jersey                               4.76%
                                             Illinois                                 4.28%

 Number of States (including
   District of Columbia)                                                                49
 Largest Zip Code Concentration              92336                                    0.42%
 Loans with Prepayment Penalties at
   origination                                                                       68.79%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


The Initial Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates


                                                      % of                                                           Weighted
                                                    Mortgage                                         Weighted         Average
                                                    Loans by     Weighted    Weighted                 Average        Original
                                    Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                    Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Mortgage Interest   Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Rate (%)              Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
4.001 - 4.500               1         $257,866.10        0.02         1.00      4.490        776           40.00           40.00
4.501 - 5.000               7        3,991,543.81        0.25        32.02      4.851        765           74.26           74.26
5.001 - 5.500              26       15,694,746.01        0.99        34.56      5.342        744           76.77           79.21
5.501 - 6.000             155       73,349,557.19        4.65        39.09      5.837        722           80.26           86.35
6.001 - 6.500             284      108,483,520.66        6.87        41.50      6.319        689           82.94           89.86
6.501 - 7.000             664      232,910,558.58       14.76        43.21      6.815        669           83.13           91.55
7.001 - 7.500             688      218,396,936.49       13.84        43.63      7.307        655           82.39           91.68
7.501 - 8.000           1,062      309,556,814.78       19.61        43.43      7.805        642           82.96           91.83
8.001 - 8.500             712      187,480,889.11       11.88        43.76      8.295        634           83.09           91.49
8.501 - 9.000             823      201,639,762.74       12.78        43.19      8.790        618           83.59           89.94
9.001 - 9.500             444       98,369,313.29        6.23        42.60      9.286        595           84.85           88.72
9.501 - 10.000            410       76,528,142.98        4.85        42.10      9.780        575           85.11           87.85
10.001 - 10.500           196       28,167,230.64        1.78        40.05     10.288        569           85.97           87.13
10.501 - 11.000           132       16,122,604.40        1.02        41.31     10.757        556           85.60           86.28
11.001 - 11.500            68        7,376,580.36        0.47        40.67     11.285        541           86.51           87.16
11.501 - 12.000             1           58,644.17        0.00        23.00     11.620        535           85.00           85.00
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                  5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                    Weighted
                    Average
                    Original   Weighted
                    Term to    Average
Mortgage Interest   Maturity   Loan Age
Rate (%)            (months)   (months)
-----------------   --------   --------
4.001 - 4.500            360         10
4.501 - 5.000            360         10
5.001 - 5.500            360          9
5.501 - 6.000            360          8
6.001 - 6.500            360          8
6.501 - 7.000            360          7
7.001 - 7.500            360          8
7.501 - 8.000            360          8
8.001 - 8.500            359          8
8.501 - 9.000            360          8
9.001 - 9.500            360          8
9.501 - 10.000           360          7
10.001 - 10.500          360          8
10.501 - 11.000          360          7
11.001 - 11.500          360          7
11.501 - 12.000          360          7
-----------------   --------   --------
Total:                   360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Combined Loan-to-Value Ratio*


                                                      % of                                                           Weighted
                                                    Mortgage                                         Weighted         Average
                                                    Loans by     Weighted    Weighted                 Average        Original
                                    Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                    Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Original Combined   Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Loan-to-Value (%)     Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
10.01 - 15.00               2         $162,968.70        0.01        47.04      8.408        569           13.39           13.39
15.01 - 20.00               3          307,019.92        0.02        39.76      7.645        660           18.52           18.52
20.01 - 25.00               7          779,701.41        0.05        39.22      8.195        576           22.72           22.72
25.01 - 30.00               7          551,865.28        0.03        39.89      8.032        596           28.76           28.76
30.01 - 35.00              15        1,737,435.71        0.11        38.13      8.134        595           32.95           32.95
35.01 - 40.00              14        2,611,138.94        0.17        32.47      7.271        642           37.94           37.94
40.01 - 45.00              20        4,226,953.74        0.27        40.03      7.471        639           42.99           42.99
45.01 - 50.00              34        7,127,871.60        0.45        43.45      8.444        592           48.21           48.21
50.01 - 55.00              32        6,849,622.72        0.43        42.90      7.967        603           52.85           52.85
55.01 - 60.00              81       22,828,040.69        1.45        40.54      7.620        622           57.83           58.88
60.01 - 65.00              98       23,750,653.14        1.50        39.53      7.932        606           63.22           63.31
65.01 - 70.00             151       40,348,884.09        2.56        40.21      7.701        612           68.86           69.27
70.01 - 75.00             210       63,361,681.89        4.01        42.24      7.896        624           73.81           76.40
75.01 - 80.00           2,327      680,708,603.93       43.13        43.20      7.675        656           79.87           96.14
80.01 - 85.00             584      156,980,126.33        9.95        42.65      7.772        627           84.35           84.69
85.01 - 90.00             959      285,675,949.35       18.10        41.99      7.751        645           89.58           89.93
90.01 - 95.00           1,079      271,104,426.35       17.18        43.87      8.288        636           94.74           94.84
95.01 - 100.00             50        9,271,767.52        0.59        39.16      8.667        680           99.59           99.59
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                  5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                    Weighted
                    Average
                    Original   Weighted
                    Term to    Average
Original Combined   Maturity   Loan Age
Loan-to-Value (%)   (months)   (months)
-----------------   --------   --------
10.01 - 15.00            360          7
15.01 - 20.00            303          8
20.01 - 25.00            344          9
25.01 - 30.00            360          7
30.01 - 35.00            360          7
35.01 - 40.00            338          8
40.01 - 45.00            360          8
45.01 - 50.00            358          8
50.01 - 55.00            360          8
55.01 - 60.00            360          8
60.01 - 65.00            359          7
65.01 - 70.00            360          8
70.01 - 75.00            360          8
75.01 - 80.00            360          8
80.01 - 85.00            360          7
85.01 - 90.00            360          7
90.01 - 95.00            360          8
95.01 - 100.00           358          8
-----------------   --------   --------
Total:                   360          8



*The "Original Combined Loan-to-Value Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Combined Loan-to-Value Ratio with silent seconds*


                                                            % of
                                                          Mortgage                                         Weighted
                                                          Loans by     Weighted    Weighted                 Average
                                          Aggregate        Cut-off     Average     Average    Weighted     Original
Original Combined         Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined
Loan-to-Value Ratio       Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value
with silent seconds (%)     Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
-----------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
10.01 - 15.00                     2         $162,968.70        0.01        47.04      8.408        569           13.39
15.01 - 20.00                     3          307,019.92        0.02        39.76      7.645        660           18.52
20.01 - 25.00                     7          779,701.41        0.05        39.22      8.195        576           22.72
25.01 - 30.00                     7          551,865.28        0.03        39.89      8.032        596           28.76
30.01 - 35.00                    15        1,737,435.71        0.11        38.13      8.134        595           32.95
35.01 - 40.00                    14        2,611,138.94        0.17        32.47      7.271        642           37.94
40.01 - 45.00                    20        4,226,953.74        0.27        40.03      7.471        639           42.99
45.01 - 50.00                    34        7,127,871.60        0.45        43.45      8.444        592           48.21
50.01 - 55.00                    32        6,849,622.72        0.43        42.90      7.967        603           52.85
55.01 - 60.00                    78       21,378,000.84        1.35        41.92      7.644        622           57.74
60.01 - 65.00                    97       23,579,059.46        1.49        39.53      7.935        606           63.22
65.01 - 70.00                   150       40,561,881.25        2.57        39.78      7.702        611           68.69
70.01 - 75.00                   185       53,952,595.61        3.42        41.86      7.879        620           73.63
75.01 - 80.00                   401      109,005,213.98        6.91        41.20      7.891        623           79.33
80.01 - 85.00                   562      153,762,469.83        9.74        42.57      7.741        628           84.24
85.01 - 90.00                   959      290,654,640.91       18.41        41.92      7.774        644           89.02
90.01 - 95.00                 1,238      318,350,683.21       20.17        43.85      8.260        639           92.25
95.01 - 100.00                1,868      542,524,655.56       34.37        43.55      7.612        663           80.62
100.01 and over                   1          260,932.64        0.02        33.00      7.858        628           80.00
-----------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
Total:                        5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10


                            Weighted
                             Average      Weighted
                            Original      Average
                            Combined      Original   Weighted
Original Combined         Loan-to-Value   Term to    Average
Loan-to-Value Ratio          Ratio w      Maturity   Loan Age
with silent seconds (%)      ss (%)       (months)   (months)
-----------------------   -------------   --------   --------
10.01 - 15.00                     13.39        360          7
15.01 - 20.00                     18.52        303          8
20.01 - 25.00                     22.72        344          9
25.01 - 30.00                     28.76        360          7
30.01 - 35.00                     32.95        360          7
35.01 - 40.00                     37.94        338          8
40.01 - 45.00                     42.99        360          8
45.01 - 50.00                     48.21        358          8
50.01 - 55.00                     52.85        360          8
55.01 - 60.00                     57.82        360          8
60.01 - 65.00                     63.22        359          7
65.01 - 70.00                     68.84        360          8
70.01 - 75.00                     73.68        360          7
75.01 - 80.00                     79.39        360          8
80.01 - 85.00                     84.36        360          7
85.01 - 90.00                     89.57        360          7
90.01 - 95.00                     94.75        360          8
95.01 - 100.00                    99.91        360          8
100.01 and over                  100.01        360          8
-----------------------   -------------   --------   --------
Total:                            90.37        360          8



*The "Original Combined Loan-to-Value Ratio with silent seconds" of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator's underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause
(i) above.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Principal Balance as of the Cut-off date


                                                               % of
                                                             Mortgage                                         Weighted
                                                             Loans by     Weighted    Weighted                 Average
                                             Aggregate        Cut-off     Average     Average    Weighted     Original
                             Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined
                             Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value
Principal Balance ($)          Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
50,000.00 or less                   65       $2,908,008.13        0.18        35.76      9.919        598           77.71
50,000.01 - 100,000.00             538       40,725,412.13        2.58        38.85      9.338        601           82.66
100,000.01 - 150,000.00            791       99,648,049.32        6.31        40.52      8.722        609           82.22
150,000.01 - 200,000.00            839      147,213,315.23        9.33        41.90      8.296        624           82.99
200,000.01 - 250,000.00            660      147,735,007.84        9.36        42.46      8.117        629           83.06
250,000.01 - 300,000.00            620      170,393,170.30       10.80        43.83      7.951        634           83.32
300,000.01 - 350,000.00            509      165,447,375.56       10.48        43.44      7.806        643           83.31
350,000.01 - 400,000.00            474      177,829,696.65       11.27        43.74      7.682        646           83.56
400,000.01 - 450,000.00            355      150,852,645.18        9.56        44.06      7.446        651           82.90
450,000.01 - 500,000.00            313      148,779,216.78        9.43        44.99      7.388        657           82.68
500,000.01 - 550,000.00            161       84,362,662.77        5.34        43.89      7.605        665           84.08
550,000.01 - 600,000.00            119       68,496,715.19        4.34        43.29      7.575        666           83.79
600,000.01 - 650,000.00             60       37,597,254.41        2.38        42.04      7.481        655           85.31
650,000.01 - 700,000.00             47       31,765,299.47        2.01        41.79      7.137        677           83.43
700,000.01 - 750,000.00             33       24,021,692.54        1.52        37.97      7.186        673           79.06
750,000.01 - 800,000.00             33       25,581,506.21        1.62        40.12      7.374        657           87.15
800,000.01 - 850,000.00             10        8,359,540.30        0.53        34.83      7.581        635           85.13
850,000.01 - 900,000.00             14       12,326,903.20        0.78        40.95      7.715        652           76.93
900,000.01 - 950,000.00              7        6,552,137.92        0.42        44.54      6.919        681           85.56
950,000.01 - 1,000,000.00            5        4,908,365.25        0.31        40.16      6.029        743           78.19
1,000,000.01 and over               20       22,880,736.93        1.45        34.36      6.862        692           79.90
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
Total:                           5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10



                               Weighted
                                Average      Weighted
                               Original      Average
                               Combined      Original   Weighted
                             Loan-to-Value   Term to    Average
                                Ratio w      Maturity   Loan Age
Principal Balance ($)           ss (%)       (months)   (months)
--------------------------   -------------   --------   --------
50,000.00 or less                    81.35        357          7
50,000.01 - 100,000.00               88.47        358          8
100,000.01 - 150,000.00              87.06        359          8
150,000.01 - 200,000.00              89.32        360          8
200,000.01 - 250,000.00              90.14        360          8
250,000.01 - 300,000.00              91.29        360          8
300,000.01 - 350,000.00              91.33        359          8
350,000.01 - 400,000.00              91.36        360          8
400,000.01 - 450,000.00              91.68        360          8
450,000.01 - 500,000.00              90.82        360          7
500,000.01 - 550,000.00              92.80        360          8
550,000.01 - 600,000.00              91.56        360          8
600,000.01 - 650,000.00              90.05        360          8
650,000.01 - 700,000.00              89.48        360          7
700,000.01 - 750,000.00              84.78        360          7
750,000.01 - 800,000.00              89.55        360          8
800,000.01 - 850,000.00              85.13        360          8
850,000.01 - 900,000.00              84.79        360          8
900,000.01 - 950,000.00              90.56        360          7
950,000.01 - 1,000,000.00            85.08        360         10
1,000,000.01 and over                86.46        360          8
--------------------------   -------------   --------   --------
Total:                               90.37        360          8



Original Term to Maturity


                                                               % of
                                                             Mortgage                                         Weighted
                                                             Loans by     Weighted    Weighted                 Average
                                             Aggregate        Cut-off     Average     Average    Weighted     Original
                             Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined
Original Term to Maturity    Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value
(months)                       Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
180                                 12       $1,354,410.41        0.09        41.65      8.591        634           74.64
240                                  2          480,174.26        0.03        39.11      7.403        597           49.26
300                                  2          372,200.64        0.02        51.35      9.097        607           90.36
360                              5,657    1,576,177,926.00       99.86        42.78      7.826        643           83.12
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
Total:                           5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10



                               Weighted
                                Average      Weighted
                               Original      Average
                               Combined      Original   Weighted
                             Loan-to-Value   Term to    Average
Original Term to Maturity       Ratio w      Maturity   Loan Age
(months)                        ss (%)       (months)   (months)
--------------------------   -------------   --------   --------
180                                  74.64        180          8
240                                  49.26        240          7
300                                  90.36        300          7
360                                  90.39        360          8
--------------------------   -------------   --------   --------
Total:                               90.37        360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Remaining Term to Maturity


                                                       % of                                                           Weighted
                                                     Mortgage                                         Weighted         Average
                                                     Loans by     Weighted    Weighted                 Average        Original
                                     Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                     Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Remaining Term to    Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Maturity (months)      Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
166 - 170                    2         $253,702.72        0.02        43.74      8.725        711           97.13           97.13
171 - 175                   10        1,100,707.69        0.07        41.16      8.560        616           69.46           69.46
231 - 235                    2          480,174.26        0.03        39.11      7.403        597           49.26           49.26
291 - 295                    2          372,200.64        0.02        51.35      9.097        607           90.36           90.36
336 - 340                    1           54,220.87        0.00        38.00      8.050        751           24.89           24.89
341 - 345                    5        1,735,540.02        0.11        44.02      8.755        563           68.55           68.55
346 - 350                  166       50,755,330.71        3.22        40.56      7.445        661           80.83           87.85
351 - 355                5,485    1,523,632,834.40       96.53        42.84      7.838        643           83.22           90.51
------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                   5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                     Weighted
                     Average
                     Original   Weighted
                     Term to    Average
Remaining Term to    Maturity   Loan Age
Maturity (months)    (months)   (months)
------------------   --------   --------
166 - 170                 180         10
171 - 175                 180          7
231 - 235                 240          7
291 - 295                 300          7
336 - 340                 360         20
341 - 345                 360         16
346 - 350                 360         10
351 - 355                 360          7
------------------   --------   --------
Total:                    360          8



Credit Score*


                                                % of                                                           Weighted
                                                Mortgage                                         Weighted         Average
                                                Loans by     Weighted    Weighted                 Average        Original
                                Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Credit Score      Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
801 - 825              25       $9,379,359.77        0.59        47.05      6.530        806           79.75           86.46
776 - 800              80       35,707,605.86        2.26        37.36      6.401        786           81.85           84.76
751 - 775             127       44,569,916.37        2.82        41.83      6.717        761           82.87           89.65
726 - 750             219       75,405,465.58        4.78        42.00      6.864        737           83.45           92.79
701 - 725             338      118,533,400.05        7.51        41.69      6.982        712           83.40           92.51
676 - 700             464      150,138,148.02        9.51        43.01      7.444        687           84.26           93.96
651 - 675             755      230,057,840.51       14.58        42.55      7.568        662           83.34           93.59
626 - 650             999      288,817,189.59       18.30        43.68      7.813        638           83.34           93.33
601 - 625           1,040      281,069,702.35       17.81        43.44      7.915        613           82.90           90.06
576 - 600             574      134,722,439.90        8.54        42.89      8.507        589           83.44           86.69
551 - 575             529      109,360,025.32        6.93        42.43      8.994        564           85.01           85.32
526 - 550             244       47,572,728.96        3.01        42.18      9.348        538           80.14           80.48
501 - 525             258       48,877,265.50        3.10        43.10      9.517        514           77.20           77.48
500 - 500              21        4,173,623.53        0.26        40.23      9.552        500           74.09           74.19
-------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:              5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37




                Weighted
                Average
                Original   Weighted
                Term to    Average
                Maturity   Loan Age
Credit Score    (months)   (months)
-------------   --------   --------
801 - 825            360          8
776 - 800            360          8
751 - 775            359          8
726 - 750            360          8
701 - 725            360          8
676 - 700            360          8
651 - 675            360          8
626 - 650            360          8
601 - 625            360          8
576 - 600            360          8
551 - 575            360          7
526 - 550            359          8
501 - 525            360          7
500 - 500            360          7
-------------   --------   --------
Total:               360          8



*"Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type


                                                           % of
                                                         Mortgage                                         Weighted
                                                         Loans by     Weighted    Weighted                 Average
                                         Aggregate        Cut-off     Average     Average    Weighted     Original
                         Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined
                         Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value
Property Type              Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
----------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
Single Family Resident       3,997   $1,089,685,102.60       69.04        42.51      7.835        639           82.80
PUD (Detached)                 567      169,942,361.82       10.77        41.72      7.922        642           83.88
Condominium                    587      142,872,428.24        9.05        42.92      7.701        656           83.38
Duplex                         345      119,613,917.82        7.58        45.84      7.677        666           83.10
Triplex                         78       31,624,084.81        2.00        43.86      8.011        668           86.09
PUD (Attached)                  99       24,646,816.02        1.56        44.80      8.001        639           85.63
----------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
Total:                       5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10


                           Weighted
                            Average      Weighted
                           Original      Average
                           Combined      Original   Weighted
                         Loan-to-Value   Term to    Average
                            Ratio w      Maturity   Loan Age
Property Type               ss (%)       (months)   (months)
----------------------   -------------   --------   --------
Single Family Resident           89.55        360          8
PUD (Detached)                   92.22        360          8
Condominium                      92.69        360          8
Duplex                           92.50        360          8
Triplex                          87.66        360          7
PUD (Attached)                   93.41        359          8
----------------------   -------------   --------   --------
Total:                           90.37        360          8



Occupancy Status


                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                   Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                   Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Occupancy Status     Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Primary                5,218   $1,477,894,482.83       93.63        42.87      7.807        641           82.95           90.41
Investor                 250       53,098,191.40        3.36        40.41      8.158        685           86.81           86.94
Secondary                205       47,392,037.08        3.00        42.69      8.087        683           83.75           92.88
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
                   Maturity   Loan Age
Occupancy Status   (months)   (months)
----------------   --------   --------
Primary                 360          8
Investor                359          7
Secondary               360          8
----------------   --------   --------
Total:                  360          8



Documentation


                                                         % of                                                           Weighted
                                                       Mortgage                                         Weighted         Average
                                                       Loans by     Weighted    Weighted                 Average        Original
                                       Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                       Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                       Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Documentation            Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
--------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Full (w2 & Tax)            2,329     $556,875,280.81       35.28        43.85      7.795        630           85.35           89.98
Limited (12mo BS)          1,173      369,403,094.39       23.40        41.18      7.527        639           84.29           90.24
Stream-Stated (PITI)       1,089      316,780,461.68       20.07        44.63      8.108        672           81.26           98.94
Stated/Stated                708      212,261,369.37       13.45        42.99      8.258        634           78.20           79.06
Lite (6mo BS)                312       90,672,891.02        5.74        42.01      7.892        635           83.34           92.59
NINA                          27       16,083,729.27        1.02        24.32      5.608        755           72.09           72.09
NIVA                          26       13,033,814.91        0.83        10.86      6.270        710           89.07           92.86
Full-alt (24mo BS)             9        3,274,069.86        0.21        29.49      7.118        642           88.01           93.61
--------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                     5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                       Weighted
                       Average
                       Original   Weighted
                       Term to    Average
                       Maturity   Loan Age
Documentation          (months)   (months)
--------------------   --------   --------
Full (w2 & Tax)             360          7
Limited (12mo BS)           360          8
Stream-Stated (PITI)        360          8
Stated/Stated               360          8
Lite (6mo BS)               360          8
NINA                        360          9
NIVA                        360          9
Full-alt (24mo BS)          360          7
--------------------   --------   --------
Total:                      360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Loan Purpose

                                                          % of                                                           Weighted
                                                        Mortgage                                         Weighted         Average
                                                        Loans by     Weighted    Weighted                 Average        Original
                                        Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                        Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                        Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Loan Purpose              Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
---------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Refinance - Cashout         2,880     $836,215,740.55       52.98        42.66      7.778        633           82.87           85.72
Purchase                    2,530      661,743,720.74       41.93        43.01      7.938        654           83.27           96.67
Refinance - Rate Term         263       80,425,250.02        5.10        42.02      7.418        658           84.16           86.87
---------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                      5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                        Weighted
                        Average
                        Original   Weighted
                        Term to    Average
                        Maturity   Loan Age
Loan Purpose            (months)   (months)
---------------------   --------   --------
Refinance - Cashout          360          8
Purchase                     360          8
Refinance - Rate Term        359          8
---------------------   --------   --------
Total:                       360          8



Product Type


                                                               % of
                                                             Mortgage                                         Weighted
                                                             Loans by     Weighted    Weighted                 Average
                                             Aggregate        Cut-off     Average     Average    Weighted     Original
                             Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined
                             Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value
Product Type                   Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
0.5/29.5 6ML                         5       $1,764,784.21        0.11        36.00      9.716        652           85.23
10/20 6ML                           72       18,507,221.23        1.17        41.62      7.323        687           86.00
10/20 6ML with 10 yr IO            163       75,147,386.40        4.76        36.53      6.165        719           82.65
10/20 6ML with 5 yr IO               9        3,260,054.00        0.21        40.96      6.489        710           80.85
10/20 6ML 30/40 BALLOON             48       16,461,224.08        1.04        42.19      6.773        695           86.28
10/20 6ML 30/50 BALLOON             63       26,477,361.61        1.68        43.15      6.946        674           85.54
15 YR FIXED                         12        1,354,410.41        0.09        41.65      8.591        634           74.64
20 YR FIXED                          2          480,174.26        0.03        39.11      7.403        597           49.26
25 YR FIXED                          2          372,200.64        0.02        51.35      9.097        607           90.36
2/28 6ML                         1,156      228,940,192.60       14.50        41.30      8.562        624           83.57
2/28 6ML with 10 yr IO              48       15,041,672.18        0.95        40.93      7.304        655           82.98
2/28 6ML with 5 yr IO              302      101,724,613.40        6.44        40.65      7.091        667           83.17
2/28 6ML 30/40 BALLOON           1,200      313,600,068.86       19.87        43.84      8.238        625           82.90
2/28 6ML 30/50 BALLOON           1,486      473,692,006.45       30.01        45.11      7.931        629           82.42
30 YR FIXED                        333       53,940,050.52        3.42        39.91      8.578        615           82.06
30 YR FIXED with 10 yr IO           16        4,039,103.11        0.26        40.53      7.194        637           83.18
30/40 BALLOON                      100       19,709,647.10        1.25        41.98      8.222        614           80.40
30/50 BALLOON                       73       20,261,626.69        1.28        45.24      7.788        617           78.12
3/27 6ML                            58       12,377,296.17        0.78        42.00      8.428        634           83.37
3/27 6ML with 10 yr IO               4        1,254,923.24        0.08        42.30      7.048        658           88.95
3/27 6ML with 5 yr IO               19        6,572,555.08        0.42        36.81      7.228        644           87.36
3/27 6ML 30/40 BALLOON              33        9,911,000.03        0.63        38.70      8.055        614           86.51
3/27 6ML 30/50 BALLOON              58       20,371,962.68        1.29        44.90      7.852        624           86.39
5/25 6ML                            98       28,063,574.74        1.78        43.07      7.441        703           85.92
5/25 6ML with 10 yr IO              33       15,151,582.89        0.96        40.80      6.177        718           81.79
5/25 6ML with 5 yr IO              126       52,472,718.92        3.32        35.78      6.572        702           84.37
5/25 6ML 30/40 BALLOON              66       22,691,792.78        1.44        45.94      7.106        705           84.16
5/25 6ML 30/50 BALLOON              81       32,522,314.09        2.06        46.19      7.222        695           85.56
7/23 6ML                             1          422,310.77        0.03        38.00      7.900        671           85.00
7/23 6ML with 10 yr IO               3          976,360.95        0.06        37.10      6.258        740           81.45
7/23 6ML with 5 yr IO                1          427,500.00        0.03        50.00      7.550        655           95.00
7/23 6ML 30/50 BALLOON               2          395,021.22        0.03        47.28      7.223        741           95.58
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
Total:                           5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10



                               Weighted
                                Average      Weighted
                               Original      Average
                               Combined      Original   Weighted
                             Loan-to-Value   Term to    Average
                                Ratio w      Maturity   Loan Age
Product Type                    ss (%)       (months)   (months)
--------------------------   -------------   --------   --------
0.5/29.5 6ML                         85.23        360          7
10/20 6ML                            87.31        360          7
10/20 6ML with 10 yr IO              85.42        360          8
10/20 6ML with 5 yr IO               80.85        360          8
10/20 6ML 30/40 BALLOON              89.51        360          7
10/20 6ML 30/50 BALLOON              88.59        360          8
15 YR FIXED                          74.64        180          8
20 YR FIXED                          49.26        240          7
25 YR FIXED                          90.36        300          7
2/28 6ML                             89.43        360          8
2/28 6ML with 10 yr IO               90.34        360          8
2/28 6ML with 5 yr IO                95.17        360          8
2/28 6ML 30/40 BALLOON               91.12        360          8
2/28 6ML 30/50 BALLOON               92.01        360          7
30 YR FIXED                          84.40        360          8
30 YR FIXED with 10 yr IO            89.35        360          8
30/40 BALLOON                        83.12        360          8
30/50 BALLOON                        82.71        360          8
3/27 6ML                             87.25        360          7
3/27 6ML with 10 yr IO               93.85        360          8
3/27 6ML with 5 yr IO                91.13        360          8
3/27 6ML 30/40 BALLOON               90.71        360          8
3/27 6ML 30/50 BALLOON               89.17        360          7
5/25 6ML                             89.73        360          7
5/25 6ML with 10 yr IO               84.66        360          9
5/25 6ML with 5 yr IO                89.02        360          8
5/25 6ML 30/40 BALLOON               93.12        360          8
5/25 6ML 30/50 BALLOON               92.82        360          7
7/23 6ML                             85.00        360          9
7/23 6ML with 10 yr IO               81.45        360          7
7/23 6ML with 5 yr IO                95.00        360          8
7/23 6ML 30/50 BALLOON               95.58        360          7
--------------------------   -------------   --------   --------
Total:                               90.37        360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Duration of Original Interest Only Period


                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                   Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Original IO Term   Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
(Months)             Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
0                      4,949   $1,302,316,241.14       82.51        43.65      8.066        633           83.07           90.42
60                       457      164,457,441.40       10.42        39.01      6.920        678           83.71           92.76
120                      267      111,611,028.77        7.07        37.93      6.368        707           82.66           86.18
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37




                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
Original IO Term   Maturity   Loan Age
(Months)           (months)   (months)
----------------   --------   --------
0                       360          8
60                      360          8
120                     360          8
----------------   --------   --------
Total:                  360          8



Lien Position

                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                   Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                   Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Lien Position        Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
1                      5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
                   Maturity   Loan Age
Lien Position      (months)   (months)
----------------   --------   --------
1                       360          8
----------------   --------   --------
Total:                  360          8



Original Prepayment Penalty Term


                                                          % of                                                           Weighted
                                                        Mortgage                                         Weighted         Average
                                                        Loans by     Weighted    Weighted                 Average        Original
                                        Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                        Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Original Prepayment     Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Penalty Term (months)     Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
---------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
0                           1,763     $492,548,238.42       31.21        43.96      8.141        640           84.18           90.49
6                               1           75,746.68        0.00        23.00     10.995        564           80.00           80.00
12                            181       59,767,717.12        3.79        42.98      8.430        640           81.44           90.36
24                          2,769      731,422,621.21       46.34        43.07      7.879        632           82.56           91.85
36                            959      294,570,387.88       18.66        39.97      7.049        679           83.01           86.49
---------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                      5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37




                        Weighted
                        Average
                        Original   Weighted
                        Term to    Average
Original Prepayment     Maturity   Loan Age
Penalty Term (months)   (months)   (months)
---------------------   --------   --------
0                            360          8
6                            360          9
12                           360          8
24                           360          8
36                           359          8
---------------------   --------   --------
Total:                       360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution (by City)


                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                   Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                   Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
City                 Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
LOS ANGELES, CA           97      $43,623,527.09        2.76        43.59      7.489        658           78.54           85.83
MIAMI , FL               109       25,797,991.23        1.63        44.34      8.062        628           81.03           88.55
CHICAGO , IL              83       21,469,501.75        1.36        43.30      8.064        645           85.76           88.92
BROOKLYN , NY             45       19,442,839.21        1.23        42.05      7.669        668           80.75           87.74
BRONX , NY                40       17,183,127.18        1.09        45.64      7.495        668           83.55           91.22
SAN DIEGO , CA            38       15,038,286.84        0.95        41.83      7.368        673           82.84           89.81
SAN JOSE , CA             27       13,515,001.19        0.86        44.21      7.090        675           80.52           92.86
FONTANA , CA              37       13,221,542.57        0.84        42.16      7.199        656           81.25           90.47
RIVERSIDE , CA            32       12,811,967.33        0.81        42.60      7.477        637           81.04           86.67
SACRAMENTO , CA           45       12,669,155.79        0.80        44.01      7.497        647           84.18           92.06
LAS VEGAS , NV            36       12,020,627.69        0.76        41.04      7.960        650           82.53           89.31
PHOENIX , AZ              61       11,141,844.05        0.71        41.42      8.074        643           80.82           89.03
LANCASTER , CA            31        9,368,150.42        0.59        41.86      7.423        640           86.50           95.95
BAKERSFIELD, CA           38        9,318,348.94        0.59        44.57      7.394        644           83.18           93.87
LONG BEACH , CA           21        8,707,213.67        0.55        41.65      6.991        672           80.14           85.03
OAKLAND , CA              20        8,530,221.11        0.54        42.85      7.382        657           79.56           87.61
CORONA , CA               18        8,412,138.73        0.53        42.96      6.909        659           81.95           93.45
KISSIMMEE , FL            34        7,906,007.35        0.50        40.77      8.064        657           83.37           95.17
ORLANDO , FL              41        7,897,628.82        0.50        42.24      8.304        633           84.04           92.06
JAMAICA , NY              17        7,684,156.60        0.49        46.40      7.665        690           79.88           90.42
Other                  4,803    1,292,625,433.75       81.90        42.70      7.876        641           83.41           90.56
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37




                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
                   Maturity   Loan Age
City               (months)   (months)
----------------   --------   --------
LOS ANGELES, CA         360          8
MIAMI , FL              360          7
CHICAGO , IL            360          8
BROOKLYN , NY           360          7
BRONX , NY              360          7
SAN DIEGO , CA          360          8
SAN JOSE , CA           360          7
FONTANA , CA            360          8
RIVERSIDE , CA          360          8
SACRAMENTO , CA         360          7
LAS VEGAS , NV          360          8
PHOENIX , AZ            359          8
LANCASTER , CA          360          8
BAKERSFIELD, CA         360          8
LONG BEACH , CA         356          8
OAKLAND , CA            360          8
CORONA , CA             360          7
KISSIMMEE , FL          360          8
ORLANDO , FL            360          7
JAMAICA , NY            360          8
Other                   360          8
----------------   --------   --------
Total:                  360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution (by State)*


                                                          % of                                                           Weighted
                                                        Mortgage                                         Weighted         Average
                                                        Loans by     Weighted    Weighted                 Average        Original
                                        Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                        Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Geographic              Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Distribution              Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
---------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
California                  1,727     $670,809,359.05       42.50        42.72      7.296        657           81.46           90.03
Florida                       703      152,001,231.18        9.63        42.70      8.174        632           82.46           90.65
New York                      403      147,305,447.23        9.33        45.18      7.751        656           82.82           91.25
New Jersey                    252       75,169,608.99        4.76        44.80      8.220        633           84.78           90.29
Illinois                      294       67,589,910.56        4.28        43.39      8.310        628           85.77           89.23
Maryland                      209       59,577,299.85        3.77        43.81      8.224        621           84.14           90.59
Massachusetts                 187       55,612,951.48        3.52        42.97      7.488        661           85.37           90.03
Washington                    191       48,354,301.21        3.06        42.48      8.217        617           84.80           89.80
Texas                         336       43,867,761.75        2.78        39.95      9.111        614           86.04           93.71
Arizona                       148       30,406,902.33        1.93        42.23      8.159        642           82.24           90.98
Virginia                      108       26,935,784.45        1.71        39.93      8.477        624           84.69           89.93
Georgia                       110       17,997,866.16        1.14        41.03      8.953        610           87.99           93.03
Connecticut                    68       17,449,623.43        1.11        42.35      8.360        621           84.64           87.99
Hawaii                         39       17,381,990.77        1.10        40.33      7.687        651           80.52           89.55
Nevada                         53       16,459,942.20        1.04        41.48      8.008        645           84.24           90.36
Pennsylvania                   80       13,088,410.09        0.83        40.47      8.544        619           86.35           89.71
Tennessee                     105       12,621,616.89        0.80        41.33      8.986        613           86.89           93.10
Oregon                         46       10,848,862.96        0.69        41.41      8.117        633           84.13           90.71
Louisiana                      89       10,311,905.24        0.65        40.69      9.059        607           87.47           90.55
Colorado                       33        6,782,052.11        0.43        44.89      8.508        623           86.70           91.83
District of Columbia           19        6,541,292.36        0.41        38.82      7.782        645           80.18           89.85
Maine                          39        6,274,547.03        0.40        39.95      7.967        610           85.20           85.69
Idaho                          28        6,222,923.73        0.39        39.87      7.965        624           82.87           85.73
North Carolina                 38        6,164,245.76        0.39        43.45      9.176        606           85.78           89.40
Mississippi                    56        5,946,150.88        0.38        39.00      9.517        590           91.17           93.62
Michigan                       41        5,433,742.51        0.34        42.08      8.879        621           89.49           91.99
Utah                           23        5,081,024.83        0.32        37.72      8.311        644           86.06           88.31
New Hampshire                  18        3,796,202.74        0.24        43.48      8.694        605           87.37           88.58
Minnesota                      15        3,283,387.16        0.21        48.36      8.246        629           85.35           91.82
Oklahoma                       26        3,126,975.21        0.20        37.56      9.191        616           90.31           92.33
South Carolina                 24        2,960,808.20        0.19        39.79      9.421        595           90.21           92.35
Indiana                        27        2,897,657.13        0.18        38.23      9.234        621           90.23           93.24
Delaware                       12        2,682,270.21        0.17        43.71      8.606        634           85.46           94.88
Missouri                       21        2,393,362.56        0.15        40.47      9.333        606           85.67           90.43
Ohio                           20        2,103,108.47        0.13        40.01      9.053        606           89.71           92.64
Rhode Island                    5        2,012,486.37        0.13        38.55      8.266        613           83.53           95.54
New Mexico                     13        1,828,776.40        0.12        41.32      9.685        585           84.15           87.41
Arkansas                       17        1,674,957.01        0.11        34.48      9.394        604           89.01           91.65
Kentucky                       13        1,650,020.11        0.10        41.01      8.775        615           91.23           92.90
Vermont                         4        1,210,765.62        0.08        47.96      8.507        622           87.26           87.26
Kansas                          7          932,945.85        0.06        44.22      9.553        585           85.41           86.67
Wisconsin                       8          897,037.78        0.06        47.22      9.509        584           82.03           85.74
Montana                         3          631,991.27        0.04        33.03      8.949        588           87.81           94.56
West Virginia                   4          597,303.26        0.04        40.35      8.276        616           74.65           81.79
Iowa                            5          461,187.79        0.03        41.07      9.812        599           88.32           94.95
Nebraska                        2          358,559.00        0.02        38.03      9.236        550           85.00           85.00
Wyoming                         2          305,843.82        0.02        28.75      8.489        629           92.12           92.12
Alabama                         1          219,402.97        0.01        51.00     10.100        684          100.00          100.00
South Dakota                    1          122,907.35        0.01        40.00      8.990        543           88.72           88.72
---------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                      5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37




                        Weighted
                        Average
                        Original   Weighted
                        Term to    Average
Geographic              Maturity   Loan Age
Distribution            (months)   (months)
---------------------   --------   --------
California                   360          8
Florida                      360          8
New York                     360          7
New Jersey                   360          7
Illinois                     360          7
Maryland                     360          8
Massachusetts                360          7
Washington                   360          7
Texas                        359          8
Arizona                      360          8
Virginia                     360          7
Georgia                      360          8
Connecticut                  360          7
Hawaii                       360          7
Nevada                       360          8
Pennsylvania                 360          7
Tennessee                    358          8
Oregon                       360          7
Louisiana                    359          7
Colorado                     360          7
District of Columbia         360          8
Maine                        358          7
Idaho                        360          7
North Carolina               360          7
Mississippi                  360          7
Michigan                     360          8
Utah                         360          8
New Hampshire                345          7
Minnesota                    360          8
Oklahoma                     354          8
South Carolina               360          8
Indiana                      360          8
Delaware                     360          8
Missouri                     360          8
Ohio                         360          8
Rhode Island                 360         10
New Mexico                   360          8
Arkansas                     360          7
Kentucky                     360          8
Vermont                      360          8
Kansas                       360          7
Wisconsin                    360          8
Montana                      360          8
West Virginia                360          9
Iowa                         360          8
Nebraska                     360          9
Wyoming                      360          8
Alabama                      360         11
South Dakota                 360          6
---------------------   --------   --------
Total:                       360          8



* geographic distribution includes the District of Columbia


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Zip Code Distribution


                                                % of                                                           Weighted
                                              Mortgage                                         Weighted         Average
                                              Loans by     Weighted    Weighted                 Average        Original
                              Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
              Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
              Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Zip             Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
92336                16       $6,641,268.18        0.42        44.03      7.245        654           79.96           90.61
91306                10        5,173,550.27        0.33        40.94      7.593        651           85.03           93.65
93535                17        4,329,967.22        0.27        43.33      7.566        639           84.41           97.39
92335                14        4,265,700.26        0.27        39.70      7.023        678           84.72           93.47
93536                11        4,040,524.49        0.26        41.79      7.278        635           87.53           95.55
90631                 8        3,816,466.76        0.24        26.54      6.552        673           77.86           80.27
94565                10        3,808,509.64        0.24        40.49      8.164        646           81.52           95.16
92506                 7        3,734,826.43        0.24        40.12      7.613        616           78.97           84.24
91342                 9        3,680,054.65        0.23        44.68      7.576        651           82.32           93.16
92503                 8        3,639,386.66        0.23        47.66      7.288        635           84.02           88.73
Other             5,563    1,535,254,456.75       97.27        42.82      7.839        643           83.12           90.34
-----------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:            5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



              Weighted
              Average
              Original   Weighted
              Term to    Average
              Maturity   Loan Age
Zip           (months)   (months)
-----------   --------   --------
92336              360          7
91306              360          7
93535              360          8
92335              360          8
93536              360          7
90631              360          8
94565              360          8
92506              360          7
91342              360          8
92503              360          8
Other              360          8
-----------   --------   --------
Total:             360          8



Gross Margins - (Adjustable Loans Only)


                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                   Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                   Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Gross Margin (%)     Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
2.501 - 3.000             25      $14,494,523.65        0.98        24.77      5.442        744           78.36           80.65
3.001 - 3.500             13        7,764,681.10        0.53        20.77      6.044        741           78.41           79.49
3.501 - 4.000             11        5,112,954.88        0.35        31.48      6.697        707           82.00           84.33
4.001 - 4.500              4        1,124,848.55        0.08        27.17      6.978        707           85.86           94.85
4.501 - 5.000            114       34,557,408.34        2.34        40.74      7.127        648           77.34           81.49
5.001 - 5.500            588      182,376,195.85       12.34        43.51      7.267        649           80.60           90.60
5.501 - 6.000            749      225,182,068.95       15.23        43.11      7.385        642           82.21           90.47
6.001 - 6.500          1,164      343,822,923.31       23.26        42.50      7.724        644           82.66           90.19
6.501 - 7.000          1,160      316,436,898.08       21.41        43.53      8.008        645           84.25           92.20
7.001 - 7.500            687      185,658,269.59       12.56        43.62      8.306        634           85.70           92.35
7.501 - 8.000            618      161,097,512.68       10.90        43.35      8.585        643           86.22           92.04
8.001 - 8.500              2          599,213.60        0.04        39.23      9.994        643           92.52           92.52
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 5,135   $1,478,227,498.58      100.00        42.86      7.795        645           83.26           90.82



                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
                   Maturity   Loan Age
Gross Margin (%)   (months)   (months)
----------------   --------   --------
2.501 - 3.000           360         10
3.001 - 3.500           360          9
3.501 - 4.000           360          9
4.001 - 4.500           360          6
4.501 - 5.000           360          8
5.001 - 5.500           360          8
5.501 - 6.000           360          7
6.001 - 6.500           360          8
6.501 - 7.000           360          8
7.001 - 7.500           360          8
7.501 - 8.000           360          8
8.001 - 8.500           360          8
----------------   --------   --------
Total:                  360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)


                                                               % of
                                                             Mortgage                                         Weighted
                                                             Loans by     Weighted    Weighted                 Average
                                             Aggregate        Cut-off     Average     Average    Weighted     Original
                             Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined
                             Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value
Initial Periodic Cap (%)       Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
1.000                               20       $5,442,551.78        0.37        35.09      8.376        638           84.08
1.500                                1          479,928.50        0.03        50.00      8.775        643           82.09
2.000                                4          791,924.31        0.05        41.60      8.946        641           83.85
3.000                            4,595    1,264,056,674.68       85.51        43.57      8.000        635           83.14
3.040                                1          297,058.23        0.02        49.00      9.100        556           85.00
5.000                              513      206,980,367.23       14.00        38.63      6.522        704           83.98
5.020                                1          178,993.85        0.01        39.00      6.355        645           85.00
--------------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------
Total:                           5,135   $1,478,227,498.58      100.00        42.86      7.795        645           83.26


                               Weighted
                                Average      Weighted
                               Original      Average
                               Combined      Original   Weighted
                             Loan-to-Value   Term to    Average
                                Ratio w      Maturity   Loan Age
Initial Periodic Cap (%)        ss (%)       (months)   (months)
--------------------------   -------------   --------   --------
1.000                                90.67        360          8
1.500                                82.09        360          7
2.000                                83.85        360         10
3.000                                91.45        360          8
3.040                                85.00        360          7
5.000                                87.02        360          8
5.020                                85.00        360          8
--------------------------   -------------   --------   --------
Total:                               90.82        360          8



Subsequent Periodic Rate Cap - (Adjustable Loans Only)


                                                         % of                                                           Weighted
                                                       Mortgage                                         Weighted         Average
                                                       Loans by     Weighted    Weighted                 Average        Original
                                       Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                       Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Subsequent Periodic    Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Cap (%)                  Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
--------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
1.000                      5,133   $1,477,057,824.01       99.92        42.88      7.796        645           83.27           90.82
1.500                          1          479,928.50        0.03        50.00      8.775        643           82.09           82.09
2.000                          1          689,746.07        0.05         8.00      6.000        733           80.00          100.00
--------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                     5,135   $1,478,227,498.58      100.00        42.86      7.795        645           83.26           90.82




                       Weighted
                       Average
                       Original   Weighted
                       Term to    Average
Subsequent Periodic    Maturity   Loan Age
Cap (%)                (months)   (months)
--------------------   --------   --------
1.000                       360          8
1.500                       360          7
2.000                       360         12
--------------------   --------   --------
Total:                      360          8



Maximum Interest Rates - (Adjustable Loans Only)


                                                      % of                                                           Weighted
                                                    Mortgage                                         Weighted         Average
                                                    Loans by     Weighted    Weighted                 Average        Original
                                    Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                    Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Maximum Interest    Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Rate (%)              Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
10.501 - 11.000             1         $257,866.10        0.02         1.00      4.490        776           40.00           40.00
11.001 - 11.500             7        3,991,543.81        0.27        32.02      4.851        765           74.26           74.26
11.501 - 12.000            26       15,694,746.01        1.06        34.56      5.342        744           76.77           79.21
12.001 - 12.500           151       72,013,634.64        4.87        38.93      5.836        723           80.35           86.46
12.501 - 13.000           268      103,264,435.02        6.99        41.52      6.317        691           83.54           90.78
13.001 - 13.500           613      217,068,916.68       14.68        43.08      6.812        671           83.42           92.29
13.501 - 14.000           651      209,517,724.08       14.17        43.50      7.310        656           82.58           92.09
14.001 - 14.500           976      290,903,958.71       19.68        43.64      7.807        643           83.09           92.20
14.501 - 15.000           664      177,535,579.21       12.01        44.08      8.300        635           83.62           92.35
15.001 - 15.500           754      186,926,580.87       12.65        43.38      8.797        618           83.60           90.09
15.501 - 16.000           417       96,522,769.17        6.53        42.73      9.289        595           84.92           88.84
16.001 - 16.500           341       65,935,304.61        4.46        42.27      9.775        573           84.96           87.89
16.501 - 17.000           148       22,765,283.49        1.54        40.46     10.284        564           85.84           87.05
17.001 - 17.500            85       11,874,260.05        0.80        41.61     10.750        553           85.13           85.79
17.501 - 18.000            33        3,954,896.13        0.27        40.61     11.264        539           85.79           86.90
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                  5,135   $1,478,227,498.58      100.00        42.86      7.795        645           83.26           90.82




                    Weighted
                    Average
                    Original   Weighted
                    Term to    Average
Maximum Interest    Maturity   Loan Age
Rate (%)            (months)   (months)
-----------------   --------   --------
10.501 - 11.000          360         10
11.001 - 11.500          360         10
11.501 - 12.000          360          9
12.001 - 12.500          360          8
12.501 - 13.000          360          8
13.001 - 13.500          360          7
13.501 - 14.000          360          8
14.001 - 14.500          360          8
14.501 - 15.000          360          8
15.001 - 15.500          360          8
15.501 - 16.000          360          8
16.001 - 16.500          360          7
16.501 - 17.000          360          8
17.001 - 17.500          360          7
17.501 - 18.000          360          7
-----------------   --------   --------
Total:                   360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------









Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Minimum Interest Rates- (Adjustable Loans Only)


                                                      % of                                                           Weighted
                                                    Mortgage                                         Weighted         Average
                                                    Loans by     Weighted    Weighted                 Average        Original
                                    Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                    Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Minimum Interest    Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Rate (%)              Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
4.001 - 4.500               1         $257,866.10        0.02         1.00      4.490        776           40.00           40.00
4.501 - 5.000               7        3,991,543.81        0.27        32.02      4.851        765           74.26           74.26
5.001 - 5.500              29       16,375,925.15        1.11        34.89      5.503        740           77.32           79.88
5.501 - 6.000             156       73,606,467.83        4.98        39.02      5.874        720           80.31           86.45
6.001 - 6.500             269      103,060,971.61        6.97        41.47      6.320        692           83.45           90.74
6.501 - 7.000             616      217,760,519.05       14.73        43.06      6.831        670           83.53           92.33
7.001 - 7.500             644      208,383,739.55       14.10        43.58      7.312        656           82.62           92.08
7.501 - 8.000             988      293,252,781.00       19.84        43.54      7.806        643           83.06           92.16
8.001 - 8.500             654      174,407,041.10       11.80        44.09      8.296        635           83.62           92.37
8.501 - 9.000             758      189,041,917.89       12.79        43.50      8.794        619           83.68           90.18
9.001 - 9.500             408       93,102,100.08        6.30        42.73      9.286        595           84.81           88.80
9.501 - 10.000            347       67,431,708.72        4.56        42.33      9.774        573           84.72           87.77
10.001 - 10.500           136       21,070,229.25        1.43        39.94     10.293        565           86.23           87.26
10.501 - 11.000            88       12,303,460.58        0.83        41.59     10.745        553           85.15           85.78
11.001 - 11.500            33        3,954,896.13        0.27        40.61     11.264        539           85.79           86.90
13.001 and over             1          226,330.73        0.02        49.00     10.350        510           77.47           77.47
-----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                  5,135   $1,478,227,498.58      100.00        42.86      7.795        645           83.26           90.82



                    Weighted
                    Average
                    Original   Weighted
                    Term to    Average
Minimum Interest    Maturity   Loan Age
Rate (%)            (months)   (months)
-----------------   --------   --------
4.001 - 4.500            360         10
4.501 - 5.000            360         10
5.001 - 5.500            360          9
5.501 - 6.000            360          8
6.001 - 6.500            360          8
6.501 - 7.000            360          7
7.001 - 7.500            360          8
7.501 - 8.000            360          8
8.001 - 8.500            360          8
8.501 - 9.000            360          8
9.001 - 9.500            360          7
9.501 - 10.000           360          8
10.001 - 10.500          360          7
10.501 - 11.000          360          7
11.001 - 11.500          360          7
13.001 and over          360          7
-----------------   --------   --------
Total:                   360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)


                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                   Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Next Interest      Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Adjustment Date      Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
12/1/2007                  1          $63,692.01        0.00        38.00     10.500        551           88.89           88.89
3/1/2008                   3          904,439.73        0.06        45.56     10.094        634           80.77           80.77
4/1/2008                   1          796,652.47        0.05        25.00      9.225        680           90.00           90.00
6/1/2008                   2          434,983.25        0.03        36.83      9.170        554           71.46           71.46
7/1/2008                   2          997,098.92        0.07        47.47      9.260        541           60.75           60.75
8/1/2008                   1          187,619.39        0.01        55.00      7.750        500           68.36           68.36
9/1/2008                   2          364,226.30        0.02        52.85      8.419        616           90.34           96.55
10/1/2008                  4          872,441.42        0.06        48.51      9.103        598           86.96           93.49
11/1/2008                 20        5,000,174.23        0.34        44.00      8.596        606           86.66           92.84
12/1/2008                 82       21,608,546.33        1.46        45.30      8.278        622           81.98           93.47
1/1/2009                 546      143,398,438.96        9.70        43.13      8.046        629           81.93           92.32
2/1/2009               1,463      402,201,193.70       27.21        43.63      8.014        637           82.74           92.93
3/1/2009               1,494      396,467,227.58       26.82        43.59      8.064        630           83.09           91.55
4/1/2009                 574      160,884,629.64       10.88        43.20      8.116        623           83.61           87.09
5/1/2009                   2          581,973.77        0.04        47.27      7.668        622           77.71           77.71
8/1/2009                   1          345,277.74        0.02        24.00      8.600        652           90.00           90.00
11/1/2009                  3          304,756.79        0.02        39.76      8.764        586           74.76           78.98
12/1/2009                  2          749,190.27        0.05        47.60      9.084        594           71.98           71.98
1/1/2010                  26        5,877,638.54        0.40        42.89      8.455        622           87.66           92.13
2/1/2010                  58       18,338,557.14        1.24        43.01      7.840        637           85.58           89.76
3/1/2010                  59       16,717,599.21        1.13        42.87      7.805        628           87.41           90.05
4/1/2010                  23        8,154,717.51        0.55        36.75      7.856        614           83.55           87.08
10/1/2011                  1          474,354.69        0.03        35.00      7.000        706           80.00           90.00
11/1/2011                  5        3,365,212.84        0.23        61.00      5.922        730           84.26           84.26
12/1/2011                 15        8,314,312.67        0.56        17.65      5.768        730           78.17           79.42
1/1/2012                  52       20,282,813.48        1.37        43.16      6.998        699           85.46           94.03
2/1/2012                 141       46,998,611.23        3.18        41.33      6.809        709           84.73           91.11
3/1/2012                 130       49,763,521.86        3.37        42.03      7.042        703           84.66           89.96
4/1/2012                  60       21,703,156.65        1.47        43.40      7.361        676           86.15           89.92
1/1/2014                   1          422,310.77        0.03        38.00      7.900        671           85.00           85.00
2/1/2014                   2          927,010.95        0.06        43.00      6.440        724           86.92           86.92
3/1/2014                   3          585,021.22        0.04        43.61      7.232        754           95.39           95.39
4/1/2014                   1          286,850.00        0.02        38.00      6.940        640           74.99           74.99
10/1/2016                  1          689,746.07        0.05         8.00      6.000        733           80.00          100.00
11/1/2016                  2          935,071.68        0.06        44.61      7.910        714           82.01           93.96
12/1/2016                  9        4,749,798.56        0.32        28.44      5.444        755           70.72           70.72
1/1/2017                  40       17,933,684.45        1.21        32.01      6.209        715           79.50           81.29
2/1/2017                 123       50,846,837.22        3.44        41.74      6.523        704           85.47           88.33
3/1/2017                 135       48,189,071.37        3.26        40.64      6.729        699           85.50           87.66
4/1/2017                  45       16,509,037.97        1.12        38.66      6.700        686           84.28           87.92
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 5,135   $1,478,227,498.58      100.00        42.86      7.795        645           83.26           90.82




                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
Next Interest      Maturity   Loan Age
Adjustment Date    (months)   (months)
----------------   --------   --------
12/1/2007               360         10
3/1/2008                360          7
4/1/2008                360          6
6/1/2008                360         16
7/1/2008                360         15
8/1/2008                360         14
9/1/2008                360         13
10/1/2008               360         12
11/1/2008               360         11
12/1/2008               360         10
1/1/2009                360          9
2/1/2009                360          8
3/1/2009                360          7
4/1/2009                360          6
5/1/2009                360          5
8/1/2009                360         14
11/1/2009               360         11
12/1/2009               360         10
1/1/2010                360          9
2/1/2010                360          8
3/1/2010                360          7
4/1/2010                360          6
10/1/2011               360         11
11/1/2011               360         11
12/1/2011               360         10
1/1/2012                360          9
2/1/2012                360          8
3/1/2012                360          7
4/1/2012                360          6
1/1/2014                360          9
2/1/2014                360          8
3/1/2014                360          7
4/1/2014                360          6
10/1/2016               360         12
11/1/2016               360         11
12/1/2016               360         10
1/1/2017                360          9
2/1/2017                360          8
3/1/2017                360          7
4/1/2017                360          6
----------------   --------   --------
Total:                  360          8



Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2007-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Debt-To-Income Ratio*


                                                     % of                                                           Weighted
                                                   Mortgage                                         Weighted         Average
                                                   Loans by     Weighted    Weighted                 Average        Original
                                   Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                   Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
Debt-To-Income     Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Ratio (%)            Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Not Available             18       $7,336,860.55        0.46         0.00      6.110        724           81.96           83.11
0.01 - 5.00               31       17,378,862.84        1.10         1.72      6.116        724           79.71           82.08
5.01 - 10.00              21        7,117,926.55        0.45         8.19      7.436        658           81.42           91.88
10.01 - 15.00             32        8,040,135.32        0.51        13.23      8.019        637           84.49           87.68
15.01 - 20.00             77       15,707,012.29        1.00        18.20      7.626        643           82.53           87.67
20.01 - 25.00            168       34,440,035.63        2.18        23.45      8.079        636           84.20           89.77
25.01 - 30.00            293       67,647,864.60        4.29        28.22      7.785        641           83.28           88.43
30.01 - 35.00            456      111,525,086.03        7.07        33.19      7.835        638           81.90           87.79
35.01 - 40.00            843      210,942,809.81       13.36        38.18      7.924        637           82.74           89.14
40.01 - 45.00          1,314      379,535,572.77       24.05        43.25      7.819        647           83.11           91.59
45.01 - 50.00          1,783      522,711,043.18       33.12        48.31      7.992        640           82.53           91.46
50.01 - 55.00            539      160,991,567.74       10.20        53.14      7.621        640           86.46           90.50
55.01 and over            98       35,009,934.00        2.22        58.08      6.937        669           83.00           87.32
----------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                 5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                   Weighted
                   Average
                   Original   Weighted
                   Term to    Average
Debt-To-Income     Maturity   Loan Age
Ratio (%)          (months)   (months)
----------------   --------   --------
Not Available           360          9
0.01 - 5.00             360          9
5.01 - 10.00            360          7
10.01 - 15.00           360          7
15.01 - 20.00           360          8
20.01 - 25.00           360          7
25.01 - 30.00           360          8
30.01 - 35.00           359          8
35.01 - 40.00           360          8
40.01 - 45.00           360          8
45.01 - 50.00           360          8
50.01 - 55.00           360          7
55.01 and over          360          8
----------------   --------   --------
Total:                  360          8



*The "Debt-To-Income Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor's monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.

Delinquency Status(1)


                                                        % of                                                           Weighted
                                                      Mortgage                                         Weighted         Average
                                                      Loans by     Weighted    Weighted                 Average        Original
                                      Aggregate        Cut-off     Average     Average    Weighted     Original        Combined
                      Number of     Cut-off Date        Date       Debt-to-    Mortgage   Average      Combined      Loan-to-Value
                      Mortgage        Principal       Principal     Income     Interest    Credit    Loan-to-Value      Ratio w
Delinquency Status      Loans        Balance ($)       Balance    Ratio (%)    Rate (%)    Score       Ratio (%)        ss (%)
-------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
0-29 days                 5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37
-------------------   ---------   -----------------   ---------   ----------   --------   --------   -------------   -------------
Total:                    5,673   $1,578,384,711.31      100.00        42.78      7.827        643           83.10           90.37



                      Weighted
                      Average
                      Original   Weighted
                      Term to    Average
                      Maturity   Loan Age
Delinquency Status    (months)   (months)
-------------------   --------   --------
0-29 days                  360          8
-------------------   --------   --------
Total:                     360          8



(1) A Mortgage Loan is "Delinquent" if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Initial Purchaser") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.


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